united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Long/Short Fund
(CIAAX, CIACX, CIAIX)
Catalyst Hedged Commodity Strategy Fund
(CFHAX, CFHCX, CFHIX)
Catalyst Hedged Futures Strategy Fund
(HFXAX, HFXCX, HFXIX)
Catalyst Intelligent Alternative Fund
(ATRAX, ATRCX, ATRIX)
Catalyst Macro Strategy Fund
(MCXAX, MCXCX, MCXIX)
Catalyst/Auctos Multi Strategy Fund
(ACXAX, ACXCX, ACXIX)
Catalyst Exceed Defined Risk Fund
(CLPAX, CLPCX, CLPFX)
Catalyst/Millburn Hedge Strategy Fund
(MBXAX, MBXCX, MBXIX)
Catalyst Time Value Trading Fund
(TVTAX, TVTCX, TVTIX)

June 30, 2017

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Shareholder Letters and Investment Review	Page 1
Portfolios of Investments	Page 35
Statements of Assets and Liabilities	Page 65
Statements of Operations	Page 67
Statements of Changes in Net Assets	Page 69
Financial Highlights	Page 72
Notes to Financial Statements	Page 87
Report of Independent Registered Public Accounting Firm	Page 108
Supplemental Information	Page 109
Expense Example	Page 122
Privacy Notice	Page 123

June 30, 2017

Catalyst Insider Long/Short Fund (CIAAX, CIACX, CIAIX)

Dear Fellow Shareholders,

The Catalyst Insider Long/Short Fund (the “Fund”) is a long/short equity fund that buys stock of companies experiencing insider cluster buying (situations where multiple insiders are all purchasing shares at the same time) and sells short stock in companies where several insiders are selling. The Fund’s strategy is based on numerous academic studies and our own research that suggests that, over the long term, stocks with insider buying potentially outperform stocks with insider selling.

Investment Strategy

The Catalyst Insider Long/Short Fund offers a dynamic long/short to market neutral alternative to traditional equity investing. The Fund’s strategy focuses on tracking insider activity when corporate insiders buy and sell stock in their own company according to the Securities and Exchange Commission (“SEC”) regulations. All insiders at firms that are regulated by the SEC are legally required to file a Form 4 listing their insider purchases and sales.

The advisor monitors these filings to find unusual clusters of insider buying or selling (multiple insiders buying or selling 1,000 shares or more in a quarter). Insider activity is ranked based on the position of the executive, the transaction size, the number of executives trading and the track record of those executives in their previous insider trades. The Fund goes long stock with the most significant insider buying and sells short stock with the most significant insider selling.

Fund Performance

The Catalyst Insider Long/Short Fund has underperformed its S&P 500 TR Index and IQ Hedge Long/Short Beta TR Index benchmarks for the 1-year, 5-year and since inception periods largely due to its market neutral approach during a strong bull market. During the past year, the gains in the Fund were muted by losses in the short portfolio. The Fund’s long positions within the consumer discretionary and financials sectors were a net source of return to the Fund; however, these gains were offset by the short equity holdings primarily within the health care, information technology and industrials sectors. Due to compelling insider selling signals at companies within the health care, information technology and industrials sectors, the Fund had a net short positioning within these sectors.

The Fund’s total returns for fiscal year ended 06/30/17 and for the period since inception through 06/30/17 as compared to the S&P 500 TR Index and the IQ Hedge Long/Short Beta TR Index were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/17)	(04/30/12-06/30/17)(1)
	(Unaudited)	(Unaudited)
Class A without sales charge	1.30%	-0.21%
Class A with sales charge	-4.49%	-1.35%
Class C	0.33%	-0.91%
Class I (Inception Date – 6/6/14)	1.50%	-6.71%
S&P 500 Total Return Index	17.90%	13.65%
IQ Hedge Long/Short Beta TR Index	7.80%	5.44%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

The Catalyst Insider Long/Short Fund offers an alternative for those seeking long-term capital appreciation through market neutral equity exposure driven by corporate insider trading activity information signals. We believe corporate insiders understand their own firm better than any outsider possibly could. By reviewing numerous academic studies and performing our own historical research, we’ve found that companies with insider buying have the potential to outperform companies with insider selling over the long-term. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Insider Long/Short Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 04/30/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies.

4666-NLD-7/26/2017

Catalyst Insider Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	1.30%	-6.49%	-0.46%	-0.21% **
Class A with load	-4.49%	-8.32%	-1.63%	-1.35% **
Class C	0.33%	-7.23%	-1.16%	-0.91% **
Class I	1.50%	-6.19%	N/A	-6.71% ***
S&P 500 Total Return Index (a)	17.90%	9.61%	14.63%	13.65% **
IQ Hedge Long/Short Beta Total Return Index(b)	7.80%	3.11%	6.01%	5.44% **

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 4.04% for Class A, 4.79% for Class C and 3.79% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The IQ Hedge Long/Short Beta Total Return Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies. Investors cannot invest directly in an index.

**	Inception date is April 30, 2012, for Class A, Class C and the Benchmark.

***	Inception date is June 6, 2014 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)	% of Net Assets
Real Estate Investment Trusts	13.0%
Retail	5.4%
Healthcare-Products	4.7%
Media	4.3%
Software	3.9%
Hand/Machine Toold	3.8%
Commercial Services	2.8%
Diversified Financial Services	2.6%
Insurance	2.6%
Agriculture	2.4%
Other/Cash & Equivalents	54.5%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst Hedged Commodity Strategy Fund (CFHAX, CFHCX, CFHIX)

Dear Fellow Shareholders,

The Catalyst Hedged Commodity Fund (“the Fund”) launched on September 30, 2015 with the goal of earning consistent returns from options strategies that are structured to profit across a broad range of market and volatility environments, while maintaining a relatively low sensitivity to the directional price movements of the underlying commodities. Returns have been the following for Class I shares: The prior 1 year return is 2.46% along with 11.22% since inception. The performance has also resulted in a standard deviation of 8.03%.

	Fiscal Year	Since Inception
	(06/30/16-06/30/17)	(09/30/2015-06/30/17)[3]
	(Unaudited)	(Unaudited)
Class A without sales charge	1.73%	6.09%
Class A with sales charge	-4.08%	2.56%
Class C	1.01%	5.33%
Class I	2.00%	6.36%
S&P 500 Total Return Index[1]	17.90%	16.73%
Bloomberg Commodity Index TR2	-6.50%	-3.04%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Since we have just completed the first full fiscal year for the Fund, we’d like to review the Fund’s strategy and background to our commentary. The Fund earns its return from investing in options in three sectors: energy, metals and agriculture. The Fund takes options positions within those sectors in three primary markets: crude oil, gold and corn. The Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions. Investment decisions are driven by well-established options pricing models and the overall absolute level of volatility in each market. Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the three underlying commodities. During periods of sustained, high volatility, the Fund sees greater opportunity for return than during periods of low volatility. The Fund’s strategy is mainly systematic and focuses on absolute return.

The Fund’s market neutral strategy is reactive in nature and does not depend on a prediction of price direction in these markets. The Fund typically enters positions that can potentially profit from: a controlled market advance or decline and/or from volatility expansions or contractions. Models employed by the Fund will also drive positioning in options structures that can profit during a flat market. The strategy segments absolute volatility levels in each market, and then specific option strategies are implemented based on the current level of volatility. As volatility changes, positions can be adjusted and option structures can be entered or exited. The Fund’s risk lies in “outlier” moves where markets move rapidly after positions are first entered, as well as when markets have a parabolic move in either direction. Seasonality plays a factor as well, particularly in the corn market and to lesser extents in the oil and gold markets. These seasonal tendencies can help guide in determining trade placement. Risk management protocols are an important part of the Fund’s strategy. These guidelines help determine where to distribute option opportunities as well as when to add and reduce risk in the portfolio. The Fund also benefits from its ability to diversify positions across three generally independent markets, with little consistent correlations.

In FY 17, volatility of the 3 commodities performed quite differently compared to the prior year. For instance, gold volatility remained mostly under 14 in March through June 2016, while during the entire prior FY there was only a week where the gold VIX was under 14. Gold volatility has been above 20 for only a few days during the past year and fell as low as 10 during the spring. Corn volatility also experienced an extended period of lower than normal volatility during the winter and spring months. Growing season volatility in corn did not appear until June whereas last year volatility began to rise in April, a more typical pattern. In oil, the previous FY did not see oil volatility close below 34, while year to date oil volatility has rarely been above that level. These lower volatility environments have made it more challenging for the strategy to generate normal returns. Small monthly positive returns are targeted during these low volatility times while positions are built in further out months in anticipation of volatility increases and/or steady price trends over that time frame.

The nature of the strategy is to employ option spreads in which the cost of the purchased options are offset by the proceeds from the options sold. As a result, a significant portion of the Fund’s AUM is available for short term fixed income investment including money markets, treasuries, and short term bond fixed income investments. These investments alone are anticipated to return over 1% annually for the Fund. In a rising interest rate environment there is the potential for return from this part of the portfolio to increase in the future.

In comparison to other funds within the Commodities Broad Basket category and the Morningstar Long-Only Commodity TR, the Catalyst Hedged Commodity Strategy Fund has significantly outperformed. The Broad Basket and Long-Only categories over the past 4 quarters returned -6.71% and -10.96% respectively while the Catalyst Hedged Commodity Strategy Fund returned +2.00%. We believe that the Fund’s price neutral, volatility based strategy and utilization of option contracts drives our ability to outperform long only and/or trend following strategies common in the commodity space.

Our team has also grown this year with a full time member filling the Portfolio Analyst position. Daniel Saffrin is a graduate from UW Madison with a degree in Economics. His experience includes having spent two summers interning at the Chicago Mercantile Exchange in the corn and wheat trading pits. He joined the team in January and provides research and assistance to the Portfolio Managers, as well as maintains attributions and data for the Fund.

We are pleased to have delivered significant alpha in a year of wide price swings and extended periods of low volatility. Regardless of market environment, we are committed to delivering alpha to our shareholders via consistent application of our price neutral, volatility driven options strategy.

Last and of the utmost importance, we would like to thank the growing number of shareholders who have joined the Fund. We truly appreciate your confidence and trust.

Kimberly Rios
Edward S. Walczak

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged Commodity Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Bloomberg Commodity Index TR (“BCOMM TR”) is composed of futures contracts and reflects the returns of fully collateralized investments in BCOM, which reflects commodity futures price movements.

4675-NLD-7/27/2017

Catalyst Hedged Commodity Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for the periods ended June 30, 2017, compared to its benchmark:

		Annualized
		Since
	1 Year Return	Inception**
Class A	1.73%	6.09%
Class A with load	-4.08%	2.56%
Class C	1.01%	5.33%
Class I	2.00%	6.36%
Bloomberg Commodity Total Return Index(a)	-6.50%	-3.04%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 3.70% for Class A, 4.45% for Class C and 3.45% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasurey Bills.

**	Inception date is September 30, 2015.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment (long only) ^	% of Net Assets
Short-Term Investments	23.8%
United States Government Securities	54.8%
Private Investment Fund	12.7%
Exchange Traded Fund	7.0%
Other Assets / Liabilities	1.7%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst Hedged Futures Strategy Fund (HFXAX, HFXCX, HFXIX)

Dear Fellow Shareholders,

During the past fiscal year the Catalyst Hedged Futures Strategy Fund (the “Fund”) experienced a decline in NAV per share of 16.17% (Class I).

	Fiscal Year	Since Inception
	(06/30/16-06/30/17)	(12/15/05-06/30/17)[2]
	(Unaudited)	(Unaudited)
Class A without sales charge	-16.39%	12.48%
Class A with sales charge	-21.22%	11.92%
Class C (8/30/2013)	-17.02%	-1.36%
Class I (8/30/2013)	-16.17%	-0.39%
S&P 500 Total Return Index[1]	17.90%	8.02%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund’s drawdown began in Q2 of our fiscal year and became acute during Q3. For context, let me begin by reminding you of important elements of the Fund’s strategy.

The Catalyst Hedged Futures Strategy Fund invests in options on the S&P 500 Futures Contracts. The Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions. Investment decisions are driven by well-established options pricing models. The Fund is operated without a bias toward equity market direction. Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the S&P 500 Total Return Index. During periods of sustained high volatility the Fund sees potential for greater opportunity for return than during periods of low volatility.

The Fund seeks positions that will profit from a controlled market advance or from the volatility expansion that typically accompanies a market decline. While not predictive of price direction, the strategy employed by the Fund will also drive positioning in options structures that potential profit from from a continuation of an established price trend. Employing this part of the strategy call options spreads are used to provide potential profit opportunity from an advancing equity market with little or no risk should the market decline. The risk in these positions is realized when markets advance at an extreme pace. Because market downturns are often more severe and more violent than market advances, risk is consciously inverted from below to above the market. While the strategy does not employ a directional bias, we do believe this is a desirable risk profile as a part of an equity portfolio and most in line with our investment objectives. As a part of this tradeoff we recognize that the most difficult environment for the Fund is a low volatility, rapidly advancing market and that under those conditions the Fund is likely to experience some level of drawdown.

FY 17 market action was characterized by flat market performance into the November elections followed by a rapid advance of historic dimension and persistence. During the third quarter the market registered a trailing twelve-month advance of nearly 30% and by March 1st had posted a 4 month advance at a 60% annualized rate. Notable beyond the sheer magnitude and rate of advance was the historic persistence of the trend. The market simply did not “pull back”. Most if not all of the strategy’s previously reliable price and volatility patterns failed outright. The index exceeded consensus strategist 2017-YEAR END price targets by February and the well-known Schiller PE hit its highest level in 17 years and third highest level in history. The S&P went 109 days without a 1% decline – the second longest such streak in more than 50 years. To date the index has not seen a 5% pullback in more than 200 days, the longest streak in 23 years. The S&P total return index did not register a down month over the final 8 months of the year, matching the longest such streak in 21 years. Even in 2013, a year in which the S&P 500 recorded a 30% advance there were 6 separate “dips” of 3% or more including a mid-year pullback or more than 7%. In FY17 there was only one 3% drawdown on a closing price basis and none in the final 8 months. Again, the Fund’s direction neutral strategy depends on some level of mean reversion, some level of back and forth in the market to allow adjustments and a reset of positions at favorable prices. In FY 17 there was little to none of this normal price action. Under these conditions one could anticipate a material drawdown for the Fund. However, exacerbating the negatives of this environment, the final 3% blow off advance of the third quarter occurred directly into February options expiration. At expiration options become highly sensitive to price movement and do so at an increasing rate. This created a perfect storm of conditions that lead to a drawdown roughly equivalent to the Fund’s largest nearly ten years prior. Although we have identified the highly unusual conditions that resulted in the Funds poor performance, we also recognized that the size of the drawdown is larger than the strategy objectives no matter how unusual the environment that lead to it. Although the strategy’s risk management metrics had proven adequate since developed in response to the large drawdown in 2007, this most recent drawdown suggested that further enhancements were required. After careful analysis certain industry standard exposure standards have been adapted to match the Fund’s strategy. Levels have been set that we are confident should enhance the Fund’s ability to limit future drawdowns with minimal impact on return potential.

With enhanced risk controls in place the strategy can continue to operate in the same manner as has been successful for the 11 year life of the Fund. In 2007 an unacceptably large drawdown demanded changes to the strategy that ultimately enabled the Fund to survive and in fact prosper in a very difficult environment in 2008 and beyond. I am confident that this recent experience will also prove beneficial going forward.

I appreciate your continued confidence and support.

Edward S. Walczak

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged Futures Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Performance shown before September 2013 is for the Fund’s predecessor limited liability company (Harbor Assets, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style and by the same portfolio manager since the predecessor limited liability company’s inception on December 15, 2005. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. From its inception on December 15, 2005 through the date of this prospectus, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

4674-NLD-7/27/2017

Catalyst Hedged Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	-16.39%	-3.24%	0.92%	11.31%	12.48%
Class A with load	-21.22%	-5.14%	-0.27%	10.67%	11.92%
Class C	-17.02%	-3.95%	N/A	N/A	-1.36%
Class I	-16.17%	-2.99%	N/A	N/A	-0.39%
S&P 500 Total Return Index (a)	17.90%	9.61%	14.63%	7.18%	8.02%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.26% for Class A, 3.01% for Class C and 2.01% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 15, 2005 for Class A (performance prior to August 30, 2013 represents the Fund’s predecessor limited partnership) and the Benchmark and August 30, 2013 for Class C and I.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment type ^	% of Net Assets
US Government Securities	65.7%
Exchange Traded Funds	9.9%
Private Investments	4.7%
Other/Cash & Equivalents	19.7%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst Intelligent Alternative Fund (ATRAX, ATRCX, ATRFX)

Dear Fellow Shareholders,

The Catalyst Intelligent Alternative Fund (the “Fund”) seeks to achieve capital appreciation with low correlation to the U.S. equity market by tactically investing in alternative funds. We seek to offer a simplified approach to alternatives, positioning the Fund as “the alternative allocation” for certain investors. We leverage our alternative investment manager expertise to select investments for the Fund.

Portfolio Allocations

As of June 30, 2017, the Fund’s current and target allocations were as follows:

Performance

During fiscal year 2017, the Fund underperformed its S&P 500 TR Index benchmark. The most significant reason for underperformance was the result of the Fund allocating to alternative, uncorrelated strategies during a strong year for equities.

The largest positive contributors to performance for the fiscal year 2017 period were the Catalyst/Millburn Hedge Strategy Fund, the Catalyst Time Value Trading Fund and the Catalyst Hedged Commodity Strategy Fund. The largest detractors from performance for the fiscal year 2017 period were the Catalyst Hedged Futures Strategy Fund, the Catalyst Macro Strategy Fund and the Catalyst MLP & Infrastructure Fund.

The Fund’s total returns for the fiscal year period and since inception through 06/30/17 period as compared to the S&P 500 TR Index were as follows:

	1 Year	Since Inception
	(06/30/16-06/30/17)	(07/31/14-06/30/17)[2]
	(Unaudited)	(Unaudited)
Class A	-3.77%(a)	-1.37%
Class A with Sales Charge	-9.31%(a)	-3.35%
Class C	-4.52%(a)	-2.15%
Class I	-3.51%(a)	-1.24%
S&P 500 TR Index[1]	17.90%	10.43%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Intelligent Alternative Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 07/31/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(a)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

4662-NLD-7/26/2017

Catalyst Intelligent Alternative Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	-3.77% (a)	-1.37%
Class A with load	-9.31% (a)	-3.35%
Class C	-4.52% (a)	-2.15%
Class I	-3.51% (a)	-1.24%
S&P 500 Total Return Index(b)	17.90%	10.43%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 6.76% for Class A, 7.51% for Class C and 6.51% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

(b)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 31, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment type	% of Net Assets
Alternative Funds	44.7%
Asset Allocation Funds	40.7%
Equity Fund	8.7%
Other/Cash & Equivalents	5.9%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst Macro Strategy Fund (MCXAX, MCXCX, MCXIX)

Dear Fellow Shareholders,

The Catalyst Macro Strategy Fund (“the Fund”) offers an actively managed, absolute return strategy that seeks to generate positive returns in any market environment by participating in macroeconomic trends in volatility, equities, currencies, fixed income and commodities. Our investment strategy does not rely on predicting the direction of the market or determining which stocks will have the best future performance. Rather, we actively seek out persistent phenomena, such as those related to poorly structured securities that potentially allow us to generate positive returns regardless of what happens in the market. We believe that these types of investment strategies offer investors a disciplined and repeatable process that has the potential to generate meaningful, uncorrelated returns in many market environments.

Investment Strategy

The Fund seeks to take advantage of market trends by implementing various strategies, which may include, but are not limited to:

(1)	Mean Reversion - The Fund seeks to take advantage of trends in currencies, commodities and the volatility of the market by buying and selling equities and options on these asset classes, which exhibit mean reverting properties. Historically, when the price of a mean reverting asset deviates from the average, the asset price typically moves back toward the average price in the future. For example, when commodity prices spike, they historically decline back to the long-term average price in the future. In this example, when commodity prices significantly increase above the long-term average, the Fund would seek to take advantage of the expected future decline back towards the mean in commodity prices by buying or selling instruments that profit from a decline in commodity prices.

(2)	Roll Yield Capture - Historically, the ETFs and leveraged ETFs that track volatility and commodities such as oil and natural gas have dramatically underperformed the underlying commodity due to factors such as trading frictions, path dependency and roll yield. Because the ETFs performance is derived through the use of futures contracts, a regular rebalance of the ETFs positions is required in order to replicate the performance of the underlying commodity that they track. This rebalancing is naturally inefficient and is the primary reason why the ETFs underperform the underlying commodity. The fund seeks to exploit the inefficiencies of these products through various products and typically has hedged short exposure to these volatility and commodity-tracking ETFs, including the leveraged ETFs.

(3)	Leveraged ETF Inefficiencies - Leveraged ETFs often fail to achieve their intended objectives (i.e., generating a return corresponding to a multiple of an index return) over long periods of time due to structural flaws. In particular, leveraged ETFs on volatile, non-trending asset classes tend to lose significant value over time because of compounding. For example, an investor who puts $100 into a two-times leveraged ETF realizes a gain of 20% ($20) if the index it tracks goes up 10 percent in one day. However, if the same index goes down 9.1% the next day to fall back to its starting point, the same investor will realize a loss of 18.2% ($21.84) and will end up with a loss of $1.84. The Fund seeks to take advantage of the inefficiencies in these leveraged ETFs by structuring positions that will profit from declines in these leveraged ETFs. To manage the risk associated with this strategy, positions are often hedged.

(4)	Long Dated Option Inefficiencies - The Fund uses a number of strategies that seeks to take advantage of option mispricing. One strategy relates to high volatility call options historically being overpriced and low volatility call options historically being underpriced. The Fund looks to capture this inefficiency by selling a basket of high volatility calls to buy a basket of low volatility calls (gaining more notional exposure to the low volatility calls due to the difference in premiums). Another strategy relates to the time-value premium on long-dated options being underpriced relative to the time-value premium on short-dated options. The Fund seeks to capture this inefficiency through the use of spread trades, whereby buying a basket of long-dated calls and selling short-dated calls against the same basket.

Fund Performance

The Fund trailed its IQ Hedge Composite Beta Index benchmark for Fiscal Year 2017 due to weakness in 3Q and 4Q 2016. 2016 was a challenging year for the types of strategies that the Fund uses, and the weakness in 3Q and 4Q 2016 was primarily related to the Fund’s option mispricing and roll yield strategies. During these quarters, high volatility stocks significantly outperformed low volatility stocks, causing the Fund’s short call option positions on high volatility stocks to lose value disproportionately to the call option positions on low volatility stocks. Additionally, several commodities experienced massive rallies, particularly in energy after a November OPEC decision to reduce output. The swift upward price movements in the underlying commodities more than offset the benefit of roll yield capture, causing the Fund’s roll yield strategy to detract from Fund performance during these quarters.

As we moved into 2017, markets began to normalize as it relates to the strategies that the Fund implements. During 1Q and 2Q 2017, volatility and commodities trended steadily lower, allowing the roll yield strategy to capture gains in both volatility and commodity related products. Additionally, low volatility stocks outperformed high volatility stocks. The Fund’s 1Q 2017 performance was a bright spot as the core strategies performed as expected, allowing the Fund to return 8.49% (MCXIX) for the quarter. In 2Q 2017, the Fund again benefitted from the volatility and commodity roll yield strategies; however, the gains from these strategies were offset by the option mispricing strategy due to an abnormal corporate action. During Q2 2017, the Fund had a short call option position in a wireless spectrum telecom company that was offered to be acquired for an unusually high acquisition premium of greater than 160%. The rapid appreciation of the underlying stock caused the Fund’s short position to abruptly lose value. Despite this unusual circumstance, the Fund has still managed to achieve positive returns during the first half of calendar year 2017, returning 3.81% (MCXIX 12/31/2016 – 06/30/2017).

The Fund’s total returns for the fiscal year ended 06/30/17 and for the period since inception through 06/30/17 as compared to the S&P 500 Total Return Index and IQ Hedge Composite Beta Index were as follows:

	Fiscal Year	Since Inception
	(06/30/16-06/30/17)	(03/11/14-06/30/17)[3]
	(Unaudited)	(Unaudited)
Class A	-15.59%	-0.52%
Class A with Sales Charge	-20.62%	-2.28%
Class C	-16.16%	-1.09%
Class I	-15.35%	-0.26%
IQ Hedge Composite Beta Index (1)	5.09%	2.35%
S&P 500 Total Return Index (2)	17.90%	10.50%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook

The investment team constantly monitors the macro environment for investment opportunities across all asset classes. We actively trade in and out of positions in an attempt to keep the portfolio in the best opportunities while considering risk and return. We believe that the Fund is well positioned to benefit from its distinctive strategy going forward.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity global macro, market neutral, event driven, fixed income arbitrage and emerging markets. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Macro Strategy Fund may or may not purchase the types of securities represented by the IQ Hedge Composite Beta Index.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Macro Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 03/11/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4696-NLD-8/1/2017

Catalyst Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	3 Year Return	Since Inception**
Class A	-15.59%	-1.42%	-0.52%
Class A with load	-20.62%	-3.36%	-2.28%
Class C	-16.16%	-1.97%	-1.09%
Class I	-15.35%	-1.13%	-0.26%
S&P 500 Total Return Index(a)	17.90%	9.61%	10.50%
IQ Hedge Composite Beta Index(b)	5.09%	5.87%	2.35%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 4.04% for Class A, 4.96% for Class C and 3.86% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity global macro, market neutral, event driven, fixed income arbitrage and emerging markets. Investors cannot invest directly in an index.

**	Inception date is March 11, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type (long only) ^	% of Net Assets
Short Term Investments	23.8%
Structured Notes	17.0%
Common Stock	0.1%
Other/Cash & Equivalents	59.1%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/Auctos Multi Strategy Fund (ACXAX, ACXCX, ACXIX)

Dear Fellow Shareholders,

The Catalyst/Auctos Multi Strategy Fund (“the Fund”) opened its doors to new investors in August 2015 after conversion from its predecessor Auctos Global Diversified Fund LLC (AGDF) which opened in November 2007. The Fund seeks to provide investors capital appreciation uncorrelated to global equity markets. Emphasis is placed on achieving absolute returns while minimizing peak to valley draw downs. Focus is also placed on risk management and providing diversification from a time, market, sector and strategy standpoint. We have strived to continue to pay strict attention to these goals.

We began the year with positive returns in each of the first five months. The Fund had a loss of (2.83)% in June and ended the first half of the year up 1.44%., Performance has not been robust: but in relative terms, we are outperforming many of our peers and relevant benchmarks. A key factor is that our Fund can provide diversification to the investor’s portfolio. One measure of this is correlation to other indices such as the S & P 500 Total Return Index (TR). Since the November 2007 inception, the Fund’s correlation to the TR is nearly zero. Certainly equities have performed well in the last year. And while our Fund can provide positive results during equity rallies, our Fund can also provide diversification should the equities fail. For example, when the equities had a significant meltdown at the beginning of 2016, we demonstrated very strong performance. Another example is 2008 wherein we closed up 12.75% for the year while the equity markets were under heavy selling pressure with the TR down 37.00%. As of writing, it is our view that the equity markets are finally showing some signs of fatigue. And with many geopolitical concerns throughout the world, diversification to one’s portfolio will continue to be a prime objective.

As mentioned earlier the Fund has performed well versus our peer group. The Fund’s fiscal year performance ranked in the top 28% in the Morningstar Managed Futures category. We believe that one reason for this outperformance is our multi-strategy approach. We are not only diversified across sectors, markets and time frames but also use a blend of uncorrelated strategies.

We believe that the upcoming year will continue to demonstrate uncertainty. This could lead to increased volatility which is generally an atmosphere in which the Fund can perform well. Funds such as ACXIX provide much needed diversification to one’s portfolio which is extremely important in volatile and uncertain periods.

Fund Investment Strategy

The Fund seeks to achieve its investment objective by (i) entering into both long and short positions in futures contracts and (ii) holding cash, money market mutual funds and other cash equivalents. When the Fund invests in futures, it will primarily invest in futures contracts of domestic and developed foreign countries’ future markets and will invest across multiple sectors of financial and commodity futures contracts and time frames. Examples of sectors in which the Fund may invest from time to time include stock indices, currencies, interest rates, metals, energies, livestock, soft commodities and grains. Investment in these instruments may be made by the Fund directly or indirectly by investing through its subsidiary that invests in the instruments.

The Fund will also hold a large portion of its assets in cash, money market mutual funds and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments in futures contracts.

Catalyst Capital Advisors LLC (the “Advisor”) makes investment decisions for the Fund based on the results of its proprietary investment program (the “Investment Program”). The Investment Program is an absolute return strategy that seeks to capitalize on rising as well as declining price movements throughout the global financial and commodity markets. The Investment Program is 100% systematic and employs a multi-system approach that participates in long, intermediate as well as short-term time frames. Trades are initiated based on models across diverse sub strategies which presently include relative value, trend following, pattern recognition, spread and machine learning strategies. In addition, the Fund emphasizes risk management in all facets of portfolio management and adheres to the following guidelines: (i) all positions are structured with mathematical limitations that are designed to anticipate all market scenarios: (ii) diversify across several markets and systems; (iii) place buy/sell orders to mitigate losses on holdings which may be adjusted on a daily basis in all markets; (iv) maintain margin to equity ratios; and (v) focus primarily on research aimed at reducing draw downs and protecting capital.

Multi-Strategy Fund Performance

The Fund (ACXIX) is designed to provide absolute returns which are uncorrelated to global equity markets. Since the November 2007 inception, the Fund has averaged 4.21% vs. 7.04% for the S&P Total Return Index (TR). There have been periods in which the Fund has significantly outperformed the TR such as 2008: 12.75% versus -37.00% and a maximum peak to valley draw down of 13.35% versus 50.95%. The Fund underperformed the TR in 2009 (4.65% vs. 26.46%). 2011-2013 and 2016 were periods in which the Fund was relatively flat while the TR performed well. The Fund’s total return for the 2017 YTD period ending June 30, 2017 was up 1.44% while the TR was up 9.34%. The Fund has outperformed the SG CTA Mutual Fund Index (down 3.45%) in 2017.

The Fund’s total returns for the 2017 YTD period ended 06/30/17, fiscal period ended 06/30/2017 and for the period since inception through 06/30/2017 as compared to the Benchmark Index were as follows:

	YTD	Fiscal Year	Since Inception(3)	Since Inception(3)
	(01/01/17-	(06/30/16-	(08/13/2015-	(10/31/07-
	06/30/17)	06/30/17)	06/30/17)	06/30/17)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Class I	1.44%	-4.21%	N/A	4.21%
Class A	1.23%	-4.51%	-2.56%	N/A
Class A with Sales Charge	-4.58%	-10.02%	-5.68%	N/A
Class C	0.90%	-5.13%	-3.26%	N/A
SG CTA Index (1)	-3.45%	-9.97%	-3.48%	1.90%
BofAML 3 Month T-Bill Index (2)	0.31%	0.49%	0.36%	0.43%

Summary

We believe that given the apparent complacency and uncertainty in the world, investors should really focus on diversification. Our fund provides such diversification due to its non-correlation to major asset classes. We continue to bounce back from drawdowns which are well within our historical standards, and look for models and strategies to generate returns. We appreciate having the opportunity to help you achieve your investment goals.

Sincerely,

Kevin Jamali
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	SG CTA Mutual Fund Index provides the market with a reliable performance benchmark of major commodity trading advisors (CTAs).

(2)	BofAML 3 Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(3)	Performance shown before August 13, 2015 is for the Fund’s predecessor limited liability company (Auctos Global Diversified Fund, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style and by the same portfolio manager since the predecessor limited liability company’s inception on October 31, 2007. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. From its inception through August 13, 2015, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

4700-NLD-8/2/2017

Catalyst/Auctos Multi-Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	-4.51%	N/A	N/A	-2.56% ***
Class A with load	-10.02%	N/A	N/A	-5.68% ***
Class C	-5.13%	N/A	N/A	-3.26% ***
Class I	-4.21%	0.98%	1.40%	4.21% **
BofAML 3 Month Treasury Bill Index (a)	0.49%	0.23%	0.17%	0.43% **

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.37% for Class A, 4.12% for Class C and 3.12% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

**	Inception date is October 31, 2007 for Class I and Benchmarck.

***	Inception date is August 13, 2015 for Class A and Class C.

The Fund is the successor to the Auctos Global Diversified Fund, LLC (the “Predecessor Fund”), effective August 13, 2015, all of its outstanding shares were transferred into the Class I Shares of the Auctos Multi Strategy Fund. The Predecessor Fund has substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on August 13, 2015. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Investment Type ^	% of Net Assets
Other/Cash & Equivalents	100.0%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst Exceed Defined Risk Fund (CLPAX, CLPCX, CLPFX)

Dear Fellow Shareholders,

On December 28, 2016, a different investment strategy was implemented within the Fund. Additionally, the Fund was renamed Catalyst Exceed Defined Risk Fund to reflect the new portfolio manager and investment strategy.

The Catalyst Exceed Defined Risk Fund (the “Fund”) seeks to provide a defined outcome, structured return strategy that offers controlled exposure to the S&P 500, seeking to provide upside returns to a cap while attempting to limit downside. It seeks to act similarly to other defined outcome vehicles such as structured notes and fixed income annuities. The fund seeks to track the EXHEDG index by investing directly or indirectly in components of the EXHEDG Index. The EXHEDG Index is comprised of short-term investment grade fixed-income securities and exchange-traded put and call options on SPDRs. The EXHEDG Index is designed to provide returns that are correlated with, but less volatile than, those of the S&P.

Investment Strategy

There are two differences in the way the Catalyst Exceed Defined Risk Fund strategy seeks to provide market exposure as compared to a traditional defined outcome approach:

The strategy purchases a portfolio of investment grade fixed income securities with maturities that average approximately 1.5 years, or a proxy for this (e.g., an ETF) and a portfolio of exchanged based options on the S&P as compared to an issued note with embedded over-the-counter options.

The strategy ladders and rebalances purchases as compared to using a distinct maturity date.

Potentially one of the benefits of these sorts of products is a level of definition provided within the product- and hence the term “Defined” in our name. Definition potentially is a benefit in investing for a number of reasons, including:

Our strategy seeks to limit downside by providing a 10% annual buffer on market losses. In every investment strategy in the market that seeks to limit downside risk there is an inherent cost. The big question is how the cost is paid for and how transparent is that amount. Most strategies seek to mitigate this cost in some way by trying to take advantage of some perceived mispricing in the market. The result is a less clear understanding of how the cost will play out for the investor. There is also a lack of clarity of return expectations based on the lesser defined cost portion of the equation. This does not sit well with investors who are hard wired behaviorally to be averse to ambiguity. The market is already poorly defined. To have a product that also provides poor definition results in an unsettling amount of ambiguity in regards ones expected risk and return exposure.

Our strategy seeks to limit the same downside regardless of market activity in return for participation up to a cap that is variable. Market direction is impossible to predict. 2013 equity returns was a surprise. So was 2008. Market action is always easy to explain after the fact but really hard to call prior. As a result, given the lack of clarity on expected market results, it is also hard to figure out what strategy may do better than expected and worse than expected. By having a higher level of definition prior, one at least is positioned to have a better understanding of performance based on market results.

In short, the Fund seeks to provide an innovative approach to defining a risk / reward exposure for the potential benefit of advisors and their clients. We welcome any feedback and thoughts as we look to bring institutional based products to the market in hopefully creative and efficient ways.

Fund Performance

The Fund’s total returns for the fiscal year ended 06/30/17 and for the period since inception through 06/30/17 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/17)	(12/31/13)(2)
	(Unaudited)	(Unaudited)
Class A	13.69%	4.02%
Class A with Sales Charge	7.18%	2.27%
Class C	12.55%	3.13%
Class I (Inception Date – 6/6/14)	13.86%	2.59%
S&P 500 Total Return Index(1)	17.90%	10.35%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

Equity markets exhibited moderate to strong returns over the last two quarters returning 9.34% YTD and 3.09% QTD. Over the same period, the I share returned 4.34% YTD and 1.80% QTD.

The strategy was replaced officially on December 28, 2016 and initial positions were put in place over the month of January 2017. Over the last quarter, the strategy has performed as expected. Year to date, performance was negatively affected early on simply by needing to implement into a strong market and therefore not having all of the necessary exposures set prior to market values increasing.

The Fund achieves its performance using call spreads and the selling of out-of-the-money puts as well as being long short to medium term, investment grade securities (<= 3 years, with the objective of averaging approximately 1.5 years in duration) and/or proxies for short term, investment grade securities. Caps on the spreads, option decay and a slight increase in yields have had a negative effect on performance while yield and an overall long exposure have had a positive effect.

Outlook

The Fund is rules-based for a reason: predicting the markets with any sort of accuracy is a mirage which many pursue and fail, and it is not the business that Exceed Advisory LLC (the “Advisor”) is in. Rather, the Advisor seeks to provide a defined risk/reward exposure in all market environments, be they bull, bear, or something in between. Our value add is managing to a defined outcome, which calls upon our expertise in these sort of strategies. We attempt to provide an end result that is relatively straightforward investment experience for our investors. With that said, we hear many “talking heads” discuss meaningful potential for both implied and realized volatility to increase with many believing we are late in a bull market cycle. These increases can easily pierce the relatively smooth ride the market has had since 2009, resulting in increased anxiety due to large market swings. Increases in volatility and interest rates are generally positive for the strategy. If volatility and rates increase, upside caps have the potential to also increase.

Sincerely,

Joseph Halpern

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Exceed Defined Risk Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/13/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4682-NLD-7/28/2017

Catalyst Exceed Defined Risk Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

			Annualized
		Annualized	Since
	1 Year Return	3 Year Return	Inception**
Class A	13.69%	2.55%	4.02%
Class A with load	7.18%	0.55%	2.27%
Class C	12.55%	1.70%	3.13%
Class I	13.86%	2.78%	2.59%
S&P 500 Total Return Index(a)	17.90%	9.61%	10.35%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.86% for Class A, 3.61% for Class C and 2.61% for Class I shares . Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 31, 2013 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment (long only) ^	% of Net Assets
Exchange Traded Funds	73.5%
Short-Term Investments	20.4%
United States Government Securities	4.0%
Miscellaneous Manufacturer	2.7%
Banks	0.2%
Other/Cash & Equivalents	-0.8%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst/Millburn Hedge Strategy Fund (MBXAX, MBXCX, MBXIX)

Dear Fellow Shareholders,

The Catalyst/Millburn Hedge Strategy Fund (“The Fund”) was profitable for Fiscal Year 2017 (06/30/16-06/30/17) almost entirely due to profits from long positions in equity ETF’s and equity futures. These gains together with small profits from trading soft commodity and metal futures far outweighed losses from trading interest and energy futures, and to a lesser extent, from trading grain futures and foreign exchange forwards. Trading of livestock futures was essentially flat. The Fund’s total returns for the trailing year and for the period since inception through 6/30/17 compared to the S&P 500 Total Return Index and ML 3 Month T-Bill Index were as follows:

	Fiscal Year	Since Inception(3)	Since Inception(3)
	(06/30/16-06/30/17)	(12/28/15-06/30/17)	(01/01/97-06/30/17)
	(Unaudited)	(Unaudited)	(Unaudited)
Class I	6.83% (4)	N/A	11.32%
Class A	6.52% (4)	13.78% (4)	N/A
Class A with Sales Charge	0.39% (4)	9.38% (4)	N/A
Class C	5.77% (4)	12.93% (4)	N/A
S&P 500 Total Return Index (1)	17.90%	13.95%	7.96%
ML 3 Month T-Bill Index (2)	0.49%	0.43%	2.25%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The economic recovery that had begun in the U.S. spread globally. Indeed, during the first half of 2017, the IMF, the Brookings Institution, the Financial Times and central banks around the globe agreed that the economic recovery was broadening, and becoming more synchronous and stable. Even though the Federal Reserve started to withdraw policy accommodation, global monetary conditions remained quite supportive, especially since inflation remained well below targeted levels. Consequently, long positions in U.S., Canadian, British, European and Asian equity futures were profitable. A short VIX futures trade also registered a gain. Long ETF positions were also broadly profitable.

Energy prices displayed sharp swings within broad ranges throughout the period. When market participants focused on supply increases due to rising shale production and when the U.S. dollar was rising, prices would be driven lower. On the other hand, when traders focused on supply constraints due to the OPEC/non-OPEC production curtailment agreement—which was initiated at end-November 2016 and extended in May for a further nine months through the first quarter of 2018—and when the dollar was falling—for example after the ECB Sintra conference in late June, prices would spike higher. On balance, trading of WTI crude, Brent crude, RBOB gasoline, London gas oil, heating oil and natural gas were each unprofitable.

Interest rates exhibited wide swings during the FY. Early on, fears about the impact of Brexit, a persistent lack of inflation and concerns about the U.S. presidential elections restrained interest rates. Then, the prospect that a Trump fiscal stimulus program could lead to bigger deficits, more growth and more inflation; evidence that global growth and inflation were moving higher; and the Federal Reserve’s December decision to embark on a series of official rate increases pushed rates sharply higher into the first quarter of 2017. Signs that other central banks—the ECB, People’s Bank of China, Bank of England—were pulling back from the long era of ultralow interest rates and quantitative easing also supported interest rate increases. Later, however, the growing toxicity of Washington politics, and worries about elections in the Netherlands and France triggered a flight to safety that once again drove interest rates down. Finally, late in June, Mario Draghi from the ECB, Mark Carney from the Bank of England and Stephen Poloz from the Bank of Canada each indicated at the Sintra conference that with global growth broadening and strengthening, the time is approaching for 10 years of extraordinarily easy monetary policy to come to an end. Janet Yellen from the Federal Reserve had provided a similar comment after the June FOMC meeting. In response, global interest rates again spiked higher. Overall, trading of U.S., German, French, Italian, Canadian, Australian, and British interest rate futures were unprofitable.

Foreign exchange trading was volatile during the year. Following some weakness during the summer of 2016, the dollar climbed sharply into early 2017. Actual and expected increases in U.S. interest rates compared to continued accommodative monetary policies elsewhere; the positive growth expectations flowing from the anticipated fiscal and regulatory initiatives of the new Trump administration compared to the uncertain political situation abroad, particularly ahead of Dutch and French elections; and improving U.S. economic data underpinned a broad dollar advance. Thereafter, however, the U.S. dollar declined markedly in a saw-toothed pattern through fiscal yearend. The fact that growth in Europe and Asia was accelerating while growth in the U.S. remained tepid; that politics in the U.S. was growing more toxic while the political outlook in Europe had improved significantly with the elections in Europe—France, the Netherlands and the U.K—producing moderate rather than extreme outcomes; and the fact that comments from the ECB’s Sintra conference near the end of June suggested a relative tightening of non-US monetary policy weighed on the U.S. dollar. Overall performance was marginally unprofitable and results were mixed. A short Mexican peso trade was profitable in 2016 when Trump’s trade threats were at their peak, while a long peso position registered a gain as those threats dissipated in 2017. Given the political turmoil in Turkey, a short lira trade was profitable around the turn of the year. A short sterling/long dollar position benefitted from the uncertainties following Brexit. A short yen position was profitable during the dollar rally that followed the U.S. election. High interest rates led to gains on a long South African rand trade, and a long Indian rupee position was profitable in 2017. On the other hand, long dollar trades versus the currencies of the euro, Norway, Poland, Canada, New Zealand and Korea were unprofitable, as was trading the U.S. dollar against the Aussie dollar, and non-dollar cross rate trading.

Trading of soybeans, soybean meal, soybean oil and corn futures was somewhat unprofitable, while a short sugar futures trade was marginally profitable.

Long London copper and zinc positions, especially during November, and a short silver trade were profitable, while trading of gold futures was unprofitable.

Sincerely,

Millburn Ridgefield Corporation

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Millburn Hedge Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	ML 3 Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(3)	Performance shown before December 28, 2015 is for the Fund’s Predecessor Fund (Millburn Hedge Fund, L.P.). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. From its inception through December 28, 2015, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

(4)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

4693-NLD-8/1/2017

Catalyst/Millburn Hedge Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	6.52% (a)	N/A	N/A	N/A	13.78% (a)
Class A with load	0.39% (a)	N/A	N/A	N/A	9.38% (a)
Class C	5.77% (a)	N/A	N/A	N/A	12.93% (a)
Class I	6.83% (a)	11.71%	11.08%	6.92%	11.32%
BofA Merrill Lynch 3 Month U.S. Treasury Bill(b)	0.49%	0.23%	0.17%	0.58%	0.43%
Credit Suisse Managed Futures Hedge Fund Index (c)	-12.70%	1.26%	0.06%	1.49%	4.41%
S&P 500 Total Return Index(d)	17.90%	9.61%	14.63%	7.18%	13.95%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.35% for Class A, 3.10% for Class C and 2.10% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

(b)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill”, is an index of short-term U.S. Government securities maturing in 90 days.

(c)	Credit Suisse Managed Futures Hedge Fund Index is designed to broadly represent the performance of Managed Futures hedge funds in the Credit Suisse database representing at least 85% of total Managed Futures hedge fund assets under management. Investors cannot invest directly in an index.

(d)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 28, 2015 for A & C shares and January 1, 1997 for I shares

***	Represents return based on unadjusted NAV.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type ^	% of Net Assets
Exchange Traded Funds	57.6%
United States Government Securities	27.9%
Other/Cash & Equivalents	14.5%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2017

Catalyst Time Value Trading Fund (TVTAX, TVTCX, TVTIX)

Dear Fellow Shareholders,

The Catalyst Time Value Trading Fund (the “Fund”) has continued to endure with market volatility persisting at below normal levels for most of the 2017 fiscal year. While such low volatile markets can be challenging for our investment strategy, the Fund is able to report positive performance for the 2017 fiscal year. Although lagging the S&P 500 Index, the Fund’s fiscal year performance ranked in the top 1% (out of 120 funds) in the Morningstar Managed Futures category. We contribute our positive returns to managing our risk parameters tighter during the low volatility times which, although leading to lower returns than we would like, have allowed us to maintain positive returns and reduce the drawdown during one directional moves in the market causing sharp spikes or sharp reductions in volatility.

Our research shows that the strategies utilized by the Fund have the potential for the Fund to outperform the S&P 500 index over long periods of time, although its performance can deviate from the benchmark during any given short-term time period. We have been experiencing lower returns during this low volatility market but expect performance to increase as volatility returns to more normal levels. We believe volatility will return to the market in the near future and stay somewhat elevated resulting in the present being the opportune time to be investing in the Fund.

Investment Strategy

The Fund invests in options on S&P 500 Index Futures contracts. The Fund’s objective is to achieve capital appreciation, with low correlation to the equity markets, by implementing volatility based strategies, utilizing both long and short option positions. Our basic strategies are designed to profit from mismatches between implied volatility embedded in option prices and the actual volatility realized over specific timeframes. While the Fund generally writes short term options with average maturities of 14 to 30 days and purchases options with average maturities of 30 to 60 days, these timeframes will change given the Fund’s outlook for the S&P 500 Futures contract and anticipated increases in realized volatility.

Our programs (strategies) employ strict program disciplines, with a systematic framework for risk management. Our process establishes mean reversion parameters, applying fundamental macro-economic analysis, technical and market analysis, to assist in the initiation of portfolio positions, as well as intra-month adjustments and general opinion on market direction.

Because market behavior is not symmetrical, distribution of historical market performance is skewed. Consequently, extreme market moves are more likely to the downside than to the upside. Our risk assessment tools incorporate this reality in their measurement of risk, while being mindful of upside exposure as well. Given the low levels in the Chicago Board Of Options Exchange Volatility Index (“VIX”), we have tightened our risk management strategies with commensurate lower returns in order to help protect against risk from sharp spikes in the VIX both to the downside as well as protect against sharp reversals and increased exposure in upside risk. Portfolio risk is continually monitored via real-time scenario and portfolio stress analysis.

Fiscal Year 2017

Although we have witnessed several sharp reversals with upside spikes in the market during the 2017 fiscal year, the VIX has continued its pattern over the last several years of remaining well below historical normal levels. While the VIX had several days of sharp spikes in its value, such events were quickly followed by sharp reversals with the

VIX returning to low levels. The VIX hit a low during the last half of fiscal 2017 that had not been seen in years. While these sharp spikes and quick reversals are difficult periods for our program, we have tightened our risk management to account for such movements and believe such changes have been the driving factor behind our ability to perform in this difficult environment. Sharp movements in the VIX, whether up or down, over a very short time period are difficult times for our program. People equate such movements as being in a high volatility market although that is not necessarily a high volatility market as depicted by the VIX. Our program thrives in a high VIX environment. While we can navigate movements in the VIX, returns will be somewhat correlated to the magnitude and quickness with which the VIX changes in either direction. While the VIX persists at these low levels, we will experience lower returns. Performance of fiscal year 2017 is set forth in the following table:

	Fiscal Year	Since Inception
	(06/30/16-06/30/17)	(11/07/14-06/30/17)[2]
	(Unaudited)	(Unaudited)
Class A	9.64%	-0.75%
Class A with Sales Charge	3.24%	-2.95%
Class C	8.86%	-1.56%
Class I	10.01%	-0.54%
S&P 500 Total Return Index[1]	17.90%	9.19%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary and Outlook

The 2017 fiscal year was a successful year as we were able to obtain the #1 ranked managed futures fund based on 12 month performance in the Morningstar rankings. With our updated risk parameters in place, we believe we can continue to perform well during this extended time of a low VIX environment. As always, volatility will return, the VIX will elevate, and we expect our returns to increase.

Going forward, we are anticipating an increase to a more “normal” volatility environment, and have positioned the Fund accordingly. Normal markets have already started to and will continue to return over the next fiscal year. Choppiness in the markets is key. Extreme moves in one direction without significant retracements will result in lower returns. We believe, however, that the events currently existing in our economy and worldwide impacts on the global economy, choppiness will persist providing us the opportunity to increase our performance without taking on significant additional risk. We are confident that over the long term our strategies will perform as expected. Should the increase in volatility materialize, we will continue to adjust maturities of our option positions, and continue to focus on providing uncorrelated alpha to our investors.

We’d like to thank all of the shareholders who have invested with us during this past year. We appreciate your confidence, as we navigate the balance of 2017, and beyond.

Sincerely,

Jeffrey M. Dean & Gerald L. Black

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Time Value Trading Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 11/07/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4699-NLD-8/2/2017

Catalyst Time Value Trading Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for each of the periods ended June 30, 2017, compared to its benchmark:

		Annualized
		Since
	1 Year Return	Inception**
Class A	9.64%	-0.75%
Class A with load	3.24%	-2.95%
Class C	8.86%	-1.56%
Class I	10.01%	-0.54%
S&P 500 Total Return Index(a)	17.90%	9.19%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.74% for Class A, 3.49% for Class C and 2.49% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is November 7, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment	% of Net Assets
Short-Term Investments	66.6%
Other Assets / Liabilities	33.4%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	COMMON STOCK - 59.7%
	AGRICULTURE - 2.4%
1,125	Altria Group, Inc. +	$83,779

	BANKS - 2.4%
1,797	Southside Bancshares, Inc. +	62,787
360	SunTrust Banks, Inc. +	20,419
		83,206
	COMMERCIAL SERVICES - 2.8%
860	ManpowerGroup, Inc. +	96,019

	DISTRIBUTION/WHOLESALE - 2.4%
715	Pool Corp. +	84,063

	DIVERSIFIED FINANCIAL SERVICES - 2.6%
1,065	American Express Co. +	89,716

	ELECTRIC - 2.4%
2,100	Alliant Energy Corp. +	84,357

	FOOD - 2.3%
1,870	Mondelez International, Inc. +	80,765

	HAND/MACHINE TOOLS - 3.8%
920	Stanley Black & Decker, Inc. +	129,472

	HEALTHCARE-PRODUCTS - 4.7%
1,340	Baxter International, Inc. +	81,124
500	IDEXX Laboratories, Inc. * +	80,710
		161,834
	HEALTHCARE-SERVICES - 2.4%
940	HCA Healthcare, Inc. * +	81,968

	INSURANCE - 2.6%
1,375	Principal Financial Group, Inc. +	88,096

	MEDIA - 4.3%
1,170	Time Warner, Inc. +	117,480
290	Walt Disney Co. +	30,812
		148,292
	MISCELLANEOUS MANUFACTURING - 1.5%
255	3M Co.	53,088

	REAL ESTATE INVESTMENT TRUSTS - 13.0%
2,120	Blackstone Mortgage Trust, Inc. +	66,992
4,200	Brandywine Realty Trust +	73,626
2,250	Chesapeake Lodging Trust +	55,057
2,320	Duke Realty Corp. +	64,844
8,200	MFA Financial, Inc. +	68,798
240	Public Storage +	50,047
2,350	Rayonier, Inc. +	67,610
		446,974

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	COMMON STOCK - 59.7% (Continued)
	RETAIL - 5.4%
655	McDonald’s Corp. +	$100,320
175	Ulta Beauty, Inc. *	50,285
455	Wal-Mart Stores, Inc. +	34,434
		185,039
	SOFTWARE - 3.9%
1,215	Broadridge Financial Solutions, Inc. +	91,805
775	Ebix, Inc.	41,773
		133,578
	TELECOMMUNICATIONS - 0.8%
585	Verizon Communications, Inc. +	26,126

	TOTAL COMMON STOCK (Cost - $1,770,492)	2,056,372

	SHORT-TERM INVESTMENTS - 43.3%
1,493,790	Fidelity Investments Money Market Funds - Government Portfolio, 0.85% ** +	1,493,790
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,493,790)

	TOTAL INVESTMENTS - 103.0% (Cost - $3,264,282) (a)	$3,550,162
	SECURITIES SOLD SHORT - (24.1)% (Cost - $853,966)	(829,259)
	OTHER ASSETS LESS LIABILITIES - 21.1%	726,428
	NET ASSETS - 100.0%	$3,447,331

	SECURITIES SOLD SHORT - (24.1)%
	COMMON STOCK - (11.6)%
	BIOTECHNOLOGY - (2.3)%
660	Alder Biopharmaceuticals, Inc. *	7,557
600	Dermira, Inc. *	17,484
135	Intercept Pharmaceuticals, Inc. *	16,344
345	Prothena Corp. PLC *	18,671
335	Spark Therapeutics, Inc. *	20,013
		80,069
	BUILDING MATERIALS - (0.8)%
1,820	Builders FirstSource, Inc. *	27,882

	COMMERICIAL SERVICES - (0.2)%
341	SEACOR Marine Holdings, Inc. *	6,943

	COMPUTERS - (0.7)%
725	NetScout Systems, Inc. *	24,940

	ENERGY-ALTERNATIVE SERVICES - (0.5)%
2,800	Pacific Ethanol, Inc. *	17,500

	HOME BUILDERS - (0.6)%
610	CalAtlantic Group, Inc.	21,564

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	SECURITIES SOLD SHORT - (24.1)% (Continued)
	COMMON STOCK - (11.6)% (Continued)
	INTERNET - (0.7)%
2,500	Rubicon Project, Inc. *	$12,850
320	TripAdvisor, Inc. *	12,224
		25,074
	OIL & GAS - (2.3)%
740	Antero Resources Corp. *	15,991
490	Carrizo Oil & Gas, Inc. *	8,536
1,200	Delek US Holdings, Inc.	31,728
690	Gulfport Energy Corp. *	10,178
320	PDC Energy, Inc. *	13,795
		80,228
	OIL & GAS SERVICES - (0.4)%
340	SEACOR Holdings, Inc. *	11,662

	PHARMACEUTICALS- (2.1)%
375	Agios Pharmaceuticals, Inc. *	19,294
250	DexCom, Inc. *	18,288
1,350	Revance Therapeutics, Inc. *	35,640
		73,222
	RETAIL - (0.4)%
3,000	TravelCenters of America LLC *	12,300

	TELECOMMUNICATIONS - (0.6)%
1,200	RigNet, Inc. *	19,260

	TOTAL COMMON STOCK (Cost - $439,488)	400,644

	EXCHANGE TRADED FUNDS SOLD SHORT - (12.5)%
5,000	Financial Select Sector SPDR Fund	123,350
1,875	SPDR S&P Bank ETF	81,600
925	SPDR S&P500 ETF Trust	223,665
	EXCHANGE TRADED FUNDS SOLD SHORT (Cost - $414,478)	428,615

	TOTAL SECURITIES SOLD SHORT (Proceeds - $853,966) (a)	$829,259

ETF - Exchange Traded Fund

PLC - Public Limited Company

LLC - Limited Liability Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

+	All or a portion of this security is segregated as collateral for securities sold short.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short, is $2,411,659 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$380,102
Unrealized depreciation:	(70,858)
Net unrealized appreciation:	$309,244

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	EXCHANGE TRADED FUND - 7.0%
98,500	Vanguard Short-Term Bond ETF	$7,865,225
	TOTAL EXCHANGE TRADED FUND (Cost $7,908,755)	7,865,225

		Options
Contracts (a)		Expiration Date - Exercise Price
	OPTIONS PURCHASED - 1.9% *
	PUT OPTIONS PURCHASED - 0.9%
600	Corn Future, Maturing August 2017 +	7/21/2017 - $320.00	3,750
1,200	Corn Future, Maturing September 2017 +	8/25/2017 - $310.00	7,500
600	Corn Future, Maturing September 2017 +	8/25/2017 - $320.00	7,500
800	Corn Future, Maturing October 2017 +	9/22/2017 - $325.00	20,000
600	Corn Future, Maturing December 2017 +	11/24/2017 - $310.00	18,750
70	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $33.00	700
10	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $37.00	500
280	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $38.00	22,400
740	Crude Oil Future, Maturing November 2017 +	10/17/2017 - $33.00	59,200
150	Crude Oil Future, Maturing November 2017 +	10/17/2017 - $34.00	16,500
150	Crude Oil Future, Maturing November 2017 +	10/17/2017 - $32.50	10,500
140	Crude Oil Future, Maturing December 2017 +	11/15/2017 - $31.00	9,800
150	Crude Oil Future, Maturing December 2017 +	11/15/2017 - $32.00	15,000
140	Crude Oil Future, Maturing December 2017 +	11/15/2017 - $33.00	18,200
280	Crude Oil Future, Maturing December 2017 +	11/15/2017 - $30.50	16,800
300	Crude Oil Future, Maturing December 2017 +	11/15/2017 - $32.50	33,000
75	Gold Future, Maturing October 2017 +	9/26/2017 - $1,150.00	18,750
244	Gold Future, Maturing November 2017 +	10/26/2017 - $1,115.00	56,120
140	Gold Future, Maturing November 2017 +	10/26/2017 - $1,145.00	57,400
300	Gold Future, Maturing December 2017 +	11/27/2017 - $1,115.00	120,000
570	Gold Future, Maturing December 2017 +	11/27/2017 - $1,125.00	262,200
140	Gold Future, Maturing December 2017 +	11/27/2017 - $1,135.00	77,000
280	Gold Future, Maturing December 2017 +	11/27/2017 - $1,140.00	168,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,638,623)		1,019,570

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS PURCHASED - 1.0%
100	Corn Future, Maturing August 2017 +	7/21/2017 - $420.00	$13,125
600	Corn Future, Maturing September 2017 +	8/25/2017 - $420.00	210,000
1,200	Corn Future, Maturing September 2017 +	8/25/2017 - $430.00	330,000
800	Corn Future, Maturing October 2017 +	9/22/2017 - $430.00	375,000
140	Crude Oil Future, Maturing August 2017 +	7/17/2017 - $62.00	1,400
385	Crude Oil Future, Maturing August 2017 +	7/17/2017 - $65.00	3,850
140	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $63.00	2,800
140	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $63.50	2,800
280	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $62.00	14,000
140	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $64.00	5,600
140	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $61.50	8,400
560	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $63.50	22,400
140	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $64.50	4,200
150	Crude Oil Future, Maturing November 2017 +	10/17/2017 - $64.00	12,000
280	Gold Future, Maturing August 2017 +	7/26/2017 - $1,500.00	2,800
280	Gold Future, Maturing August 2017 +	7/26/2017 - $1,510.00	2,800
140	Gold Future, Maturing September 2017 +	8/28/2017 - $1,475.00	4,200
140	Gold Future, Maturing September 2017 +	8/28/2017 - $1,490.00	4,200
140	Gold Future, Maturing September 2017 +	8/28/2017 - $1,500.00	4,200
140	Gold Future, Maturing October 2017 +	9/26/2017 - $1,480.00	11,200
140	Gold Future, Maturing October 2017 +	9/26/2017 - $1,485.00	9,800
140	Gold Future, Maturing October 2017 +	9/26/2017 - $1,510.00	8,400
140	Gold Future, Maturing November 2017 +	10/26/2017 - $1,455.00	28,000
150	Gold Future, Maturing November 2017 +	10/26/2017 - $1,470.00	25,500
150	Gold Future, Maturing November 2017 +	10/26/2017 - $1,495.00	19,500
260	Gold Future, Maturing November 2017 +	10/26/2017 - $1,505.00	31,200
150	Gold Future, Maturing November 2017 +	10/26/2017 - $1,510.00	18,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $2,643,780)		1,175,375

	TOTAL OPTIONS PURCHASED (Cost - $4,282,403)		2,194,945
Principal
	UNITED STATES GOVERNMENT SECURITIES - 54.8%
$5,000,000	United States Treasury Bill, 0.75%, 4/30/2018		4,978,515
2,000,000	United States Treasury Bill, 0.75%, 7/15/2019		1,974,414
5,000,000	United States Treasury Notes, 1.00%, 12/15/2017 +		4,996,848
5,000,000	United States Treasury Notes, 0.875%, 1/31/2018 +		4,991,530
5,000,000	United States Treasury Notes, 1.00%, 2/15/2018		4,993,288
4,000,000	United States Treasury Notes, 0.75%, 2/28/2018		3,988,124
5,000,000	United States Treasury Notes, 0.875%, 3/31/2018		4,986,035
5,000,000	United States Treasury Notes, 0.75%, 3/31/2018		4,981,835
5,000,000	United States Treasury Notes, 1.00%, 5/31/2018		4,987,402
2,000,000	United States Treasury Notes, 1.00%, 9/15/2018		1,992,734
2,000,000	United States Treasury Notes, 1.25%, 11/30/2018		1,997,656
5,000,000	United States Treasury Notes, 1.50%, 1/31/2019		5,010,937
6,000,000	United States Treasury Notes, 1.00%, 3/15/2019 +		5,963,673
3,000,000	United States Treasury Notes, 1.25%, 4/30/2019		2,992,968
1,000,000	United States Treasury Notes, 1.625%, 8/31/2019		1,004,649
2,000,000	United States Treasury Notes, 1.00%, 9/30/2019		1,981,601
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $61,977,312)		61,822,209

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	PRIVATE INVESTMENT FUND - 12.7%
137,262	Prime Meridian Income QP Fund #	$14,347,414
	TOTAL PRIVATE INVESTMENT FUND (Cost - $13,780,613)	14,347,414

	SHORT-TERM INVESTMENTS - 23.8%
13,777,586	Fidelity Institutional Government Portfolio, Class I, 0.31% ** + ^	13,777,586
1,307,414	TCG Cash Reserve Government Money Market Fund, Institutional Class, 0.47% ** ++ ^	1,307,414
1,307,425	TCG Daily Liquidity Government Money Market Fund, Institutional Class, 0.52% ** ++ ^	1,307,425
1,307,419	TCG Liquid Assets Government Money Market Fund, Institutional Class, 0.52% ** ++ ^	1,307,419
1,307,418	TCG Liquidity Plus Government Money Market Fund, Institutional Class, 0.52% ** ++ ^	1,307,418
1,307,400	TCG US Government Advantage Money Market Fund, Institutional Class, 0.52% ** ++ ^	1,307,400
1,307,411	TCG US Government Max Money Market Fund, Institutional Class, 0.52% ** ++ ^	1,307,411
1,307,435	TCG US Government Premier Money Market Fund, Institutional Class, 0.52% ** ++ ^	1,307,435
1,307,386	TCG US Government Primary Liquidity Money Market Fund, Institutional Class, 0.52% ** ++ ^	1,307,386
1,307,481	TCG US Government Select Money Market Fund, Institutional Class, 0.52% ** ++ ^	1,307,481
1,307,465	TCG US Government Ultra Money Market Fund, Institutional Class, 0.52% ** ++ ^	1,307,465
	TOTAL SHORT-TERM INVESTMENTS (Cost - $26,851,840)	26,851,840

	TOTAL INVESTMENTS - 100.2% (Cost - $114,800,923) (b)	$113,081,633
	LIABILITIES LESS OTHER ASSETS - (0.2)%	(192,765)
	NET ASSETS - 100.0%	$112,888,868

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS WRITTEN - (2.2)% *
	PUT OPTIONS WRITTEN - (1.2)%
600	Corn Future, Maturing August 2017 +	7/21/2017 - $330.00	$3,750
600	Corn Future, Maturing September 2017 +	8/25/2017 - $330.00	22,500
800	Corn Future, Maturing September 2017 +	8/25/2017 - $335.00	45,000
80	Crude Oil Future, Maturing August 2017 +	7/17/2017 - $34.00	800
140	Crude Oil Future, Maturing August 2017 +	7/17/2017 - $40.00	4,200
140	Crude Oil Future, Maturing August 2017 +	7/17/2017 - $39.50	2,800
150	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $37.00	7,500
140	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $40.00	26,600
10	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $36.50	400
140	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $34.00	7,000
140	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $36.00	14,000
160	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $37.00	24,000
150	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $38.00	31,500
140	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $38.50	36,400
160	Crude Oil Future, Maturing November 2017 +	10/17/2017 - $36.00	33,600
140	Crude Oil Future, Maturing November 2017 +	10/17/2017 - $34.50	18,200
150	Crude Oil Future, Maturing November 2017 +	10/17/2017 - $36.50	37,500
94	Gold Future, Maturing September 2017 +	8/28/2017 - $1,175.00	16,920
150	Gold Future, Maturing September 2017 +	8/28/2017 - $1,180.00	31,500
300	Gold Future, Maturing October 2017 +	9/26/2017 - $1,170.00	120,000
140	Gold Future, Maturing October 2017 +	9/26/2017 - $1,190.00	92,400
570	Gold Future, Maturing November 2017 +	10/26/2017 - $1,170.00	381,900
420	Gold Future, Maturing November 2017 +	10/26/2017 - $1,180.00	344,400
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $1,968,130)		1,302,870

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (1.0)%
200	Corn Future, Maturing August 2017 +	7/21/2017 - $445.00	$10,000
1,200	Corn Future, Maturing September 2017 +	8/25/2017 - $450.00	202,500
2,400	Corn Future, Maturing September 2017 +	8/25/2017 - $460.00	315,000
1,600	Corn Future, Maturing October 2017 +	9/22/2017 - $455.00	450,000
140	Crude Oil Future, Maturing August 2017 +	7/17/2017 - $58.00	1,400
140	Crude Oil Future, Maturing August 2017 +	7/17/2017 - $60.00	1,400
140	Crude Oil Future, Maturing August 2017 +	7/17/2017 - $57.50	1,400
140	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $57.00	9,800
140	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $58.00	7,000
420	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $59.00	16,800
280	Crude Oil Future, Maturing September 2017 +	8/17/2017 - $59.50	11,200
150	Crude Oil Future, Maturing October 2017 +	9/15/2017 - $60.00	12,000
140	Gold Future, Maturing August 2017 +	7/26/2017 - $1,365.00	4,200
140	Gold Future, Maturing August 2017 +	7/26/2017 - $1,375.00	4,200
400	Gold Future, Maturing September 2017 +	8/28/2017 - $1,400.00	28,000
150	Gold Future, Maturing September 2017 +	8/28/2017 - $1,415.00	9,000
140	Gold Future, Maturing October 2017 +	9/26/2017 - $1,380.00	32,200
150	Gold Future, Maturing October 2017 +	9/26/2017 - $1,395.00	27,000
150	Gold Future, Maturing October 2017 +	9/26/2017 - $1,420.00	21,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $2,823,840)		1,164,100

	TOTAL OPTIONS WRITTEN (Premiums Received - $4,791,970) (b)		$2,466,970

ETF - Exchange Traded Fund

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

+	All or a portion of this investment is a holding of the CHCSF Fund Limited CFC.

++	An affiliate of the Advisor.

^	All or a portion of security held as collateral for open options contracts. # The security is illiquid; total illiquid securities represent 12.7% of net assets.

(a)	Each contract is equivalent to one underlying futures contract.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including put and call options written, is $110,778,721 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$790,225
Unrealized depreciation:	(954,283)
Net unrealized depreciation:	$(164,058)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares			Value
	EXCHANGE TRADED FUND - 9.9%
3,000,000	Vanguard Short-Term Bond ETF		$239,550,000
	TOTAL EXCHANGE TRADED FUND (Cost - $240,899,490)		239,550,000

		Options
Contracts (a)		Expiration Date - Exercise Price
	PURCHASED OPTIONS - 5.0% *
	CALL OPTIONS PURCHASED - 4.7%
2,000	S&P 500 Index Future, Maturing September 2017	07/21/2017 - $2,350	38,350,000
2,000	S&P 500 Index Future, Maturing September 2017	08/18/2017 - $2,360	39,050,000
2,000	S&P 500 Index Future, Maturing September 2017	08/18/2017 - $2,375	32,850,000
1,000	S&P 500 Index Future, Maturing December 2017	10/20/2017 - $2,510	3,750,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $116,463,125)		114,000,000

	PUT OPTIONS PURCHASED - 0.3%
12,500	S&P 500 Index Future, Maturing September 2017	08/18/2017 - $1,850	2,500,000
15,000	S&P 500 Index Future, Maturing September 2017	09/15/2017 - $1,850	6,000,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $17,753,750)		8,500,000
	TOTAL PURCHASED OPTIONS (Cost - $134,216,875)		122,500,000

	PRIVATE INVESTMENT FUND - 4.7%
	Prime Meridian Income QP Fund, LP #		113,422,617
	TOTAL PRIVATE INVESTMENT FUND (Cost - $109,500,373)		113,422,617

Principal
	UNITED STATES GOVERNMENT SECURITIES - 65.7%
$100,000,000	United States Treasury Notes, 1.000%, 12/15/2017	99,936,950
100,000,000	United States Treasury Notes, 1.125%, 06/15/2018	99,849,600
100,000,000	United States Treasury Notes, 1.000%, 09/15/2018	99,636,700
100,000,000	United States Treasury Notes, 1.250%, 11/15/2018	99,888,650
100,000,000	United States Treasury Notes, 1.375%, 11/30/2018	100,044,900
100,000,000	United States Treasury Notes, 1.250%, 12/15/2018	99,865,250
100,000,000	United States Treasury Notes, 1.500%, 12/31/2018	100,234,400
150,000,000	United States Treasury Notes, 1.125%, 01/15/2019	149,481,450
50,000,000	United States Treasury Notes, 1.500%, 01/31/2019	50,109,375
100,000,000	United States Treasury Notes, 1.375%, 02/28/2019	100,023,450
50,000,000	United States Treasury Notes, 1.500%, 02/28/2019	50,111,325
200,000,000	United States Treasury Notes, 0.875%, 04/15/2019	198,277,300
100,000,000	United States Treasury Notes, 0.750%, 07/15/2019	98,720,700
150,000,000	United States Treasury Notes, 1.625%, 08/31/2019	150,697,275
100,000,000	United States Treasury Notes, 1.000%, 09/30/2019	99,080,050
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $1,604,670,387)	1,595,957,375

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 17.1%
	MONEY MARKET FUNDS - 17.1%
179,939,005	Fidelity Investments Money Market Funds Government Portfolio- Institutional Class, 0.85% **	$179,939,005
23,477,579	TCG Cash Reserve Government Money Market Fund, Institutional Class, 0.80% (b) **+	23,477,579
23,477,932	TCG Daily Liquidity Government Money Market Fund, Institutional Class, 0.80% (b) **+	23,477,932
23,477,677	TCG Liquid Assets Government Money Market Fund, Institutional Class, 0.80% (b) **+	23,477,677
23,477,719	TCG Liquidity Plus Government Money Market Fund, Institutional Class, 0.80% (b) **+	23,477,719
23,477,398	TCG US Government Advantage Money Market Fund, Institutional Class, 0.80% (b) **+	23,477,398
23,477,535	TCG US Government Max Money Market Fund, Institutional Class, 0.80% (b) **+	23,477,535
23,477,873	TCG US Government Premier Money Market Fund, Institutional Class, 0.80% (b) **+	23,477,873
23,476,989	TCG US Government Primary Liquidity Money Market Fund, Institutional Class, 0.80% (b) **+	23,476,989
23,478,948	TCG US Government Select Money Market Fund, Institutional Class, 0.80% (b) **+	23,478,948
23,478,745	TCG US Government Ultra Money Market Fund, Institutional Class, 0.39% (b) **+	23,478,745
	TOTAL SHORT-TERM INVESTMENTS (Cost - $414,717,400)	414,717,400

	TOTAL INVESTMENTS - 102.4% (Cost - $2,504,004,525) (c)	$2,486,147,392
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.4)%	(58,285,025)
	NET ASSETS - 100.0%	$2,427,862,367

		Options
Contracts (a)		Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (4.3)% *
	CALL OPTIONS WRITTEN - (4.2)%
2,000	S&P 500 Index Future, Maturing September 2017	07/21/2017 - $2,360	$33,800,000
2,000	S&P 500 Index Future, Maturing September 2017	07/21/2017 - $2,375	27,250,000
2,000	S&P 500 Index Future, Maturing September 2017	07/21/2017 - $2,440	4,850,000
2,000	S&P 500 Index Future, Maturing September 2017	07/21/2017 - $2,450	3,000,000
5,500	S&P 500 Index Future, Maturing September 2017	08/18/2017 - $2,450	22,275,000
2,000	S&P 500 Index Future, Maturing September 2017	08/18/2017 - $2,460	6,000,000
1,000	S&P 500 Index Future, Maturing September 2017	08/18/2017 - $2,475	1,775,000
3,000	S&P 500 Index Future, Maturing December 2017	10/20/2017 - $2,560	3,525,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $129,222,500)		102,475,000

	PUT OPTIONS WRITTEN - (0.1)%
2,500	S&P 500 Index Future, Maturing September 2017	07/21/2017 - $1,850	93,750
7,000	S&P 500 Index Future, Maturing September 2017	07/21/2017 - $2,075	875,000
8,000	S&P 500 Index Future, Maturing September 2017	07/21/2017 - $2,100	1,200,000
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $7,897,813)		2,168,750

	TOTAL OPTIONS WRITTEN (Premiums Received - $137,120,313) (c)		$104,643,750

ETF - Exchange Traded Fund

LP - Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

#	The security is illiquid; total illiquid securities represent 4.7% of net assets.

^	All or a portion of security held as collateral for open options contracts.

+	An affiliate of the Advisor.

(a)	Each contract is equivalent to one of the underlying futures contract.

(b)	An affiliate of the Advisor.

(c)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including options written, is $2,390,676,122 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$890,022
Unrealized depreciation:	(10,062,502)
Net unrealized depreciation:	$(9,172,480)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INTELLIGENT ALTERNATIVE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	MUTUAL FUNDS - 94.1%
	ALTERNATIVE FUNDS - 44.7%
41,558	Catalyst Hedged Commodity Strategy Fund, Class I +	$457,556
13,672	Catalyst Time Value Trading Fund, Class I *+	114,029
30,591	Catalyst/Auctos Managed Futures Multi-Strategy Fund, Class I +	452,435
		1,024,020
	ASSET ALLOCATION FUNDS - 40.7%
39,771	Catalyst Hedged Futures Strategy Fund, Class I +	346,004
14,114	Catalyst Macro Strategy Fund, Class I *+	119,121
15,682	Catalyst/Millburn Hedge Strategy Fund, Class I +	468,888
		934,013
	EQUITY FUNDS - 8.7%
12,117	Catalyst Insider Long/Short Fund, Class I *+	114,624
13,643	Catalyst MLP & Infrastructure Fund, Class I +	85,812
		200,436

	TOTAL MUTUAL FUNDS (Cost - $2,301,584)	2,158,469

	SHORT-TERM INVESTMENTS - 6.4%
146,252	Fidelity Investments Money Market Funds Government Portfolio - Class I, 0.81% **	146,252
	TOTAL SHORT-TERM INVESTMENTS (Cost - $146,252)	146,252

	TOTAL INVESTMENTS - 100.5% (Cost - $2,447,836) (a)	$2,304,721
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%	(12,198)
	NET ASSETS - 100.0%	$2,292,523

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

+	An affiliate of the Advisor.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $2,447,836 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$57,481
Unrealized depreciation:	(200,596)
Net unrealized depreciation:	$(143,115)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares				Value
	COMMON STOCK - 0.1%
	DIVERSIFIED FINANCIAL SERVICES - 0.1%
1,000	MMA Capital Management LLC *			$22,100
	TOTAL COMMON STOCK (Cost - $23,455)			22,100

	EXCHANGE TRADED FUND - 0.1%
	EQUITY FUND - 0.1%
100	SPDR S&P 500 ETF Trust			24,178
	TOTAL EXCHANGE TRADED FUND (Cost - $24,095)			24,178

		Coupon Rate (%)	Maturity
	STRUCTURED NOTES - 17.0%
1,475,000	DR Alpha ex-Argriculture and Livestock Index (Issuer BNP Paribas)	0.000^	12/20/2017	2,482,573
1,000,000	DR Alpha ex-Argriculture and Livestock Index (Issuer BNP Paribas) #	0.000^	4/9/2018	1,353,900
	TOTAL STRUCTURED NOTES(Cost - $2,475,000)			3,836,473

Contracts (a)		Expiration Date - Exercise Price
	OPTIONS PURCHASED - 66.2% *
	PUT OPTIONS PURCHASED - 36.2%
790	Direxion Daily 20 Year Plus Treasury Bear 3x Shares ETF	1/19/2018 - $21	223,175
375	Direxion Daily 20 Year Plus Treasury Bear 3x Shares ETF	1/19/2018 - $22	133,125
180	Direxion Daily 20 Year Plus Treasury Bear 3x Shares ETF	1/19/2018 - $25	107,100
10	Direxion Daily Small Cap Bear 3x Shares ETF	1/19/2018 - $20	5,300
15	Direxion Daily Small Cap Bear 3x Shares ETF	1/18/2019 - $25	18,112
1	iPath S&P 500 VIX Short Term Futures ETN	9/15/2017 - $15	331
10	iPath S&P 500 VIX Short Term Futures ETN	1/19/2018 - $4	1,035
1,960	iPath S&P 500 VIX Short Term Futures ETN	1/19/2018 - $5	413,560
1,430	iPath S&P 500 VIX Short Term Futures ETN	1/19/2018 - $10	141,570
325	iPath S&P 500 VIX Short Term Futures ETN	1/19/2018 - $15	134,875
10	iPath S&P 500 VIX Short Term Futures ETN	1/18/2019 - $4	200
10	iPath S&P 500 VIX Short Term Futures ETN	1/18/2019 - $5	380
10	iPath S&P 500 VIX Short Term Futures ETN	1/18/2019 - $6	650
13,078	iPath S&P 500 VIX Short Term Futures ETN	1/18/2019 - $10	3,269,500
2,211	iPath S&P 500 VIX Short Term Futures ETN	1/18/2019 - $15	1,282,380
1	ProShares Trust Ultra VIX Short Term Futures ETF	9/15/2017 - $14	583
1	ProShares Trust Ultra VIX Short Term Futures ETF	12/15/2017 - $14	700
170	ProShares Trust Ultra VIX Short Term Futures ETF	1/19/2018 - $6	23,460
75	ProShares Trust Ultra VIX Short Term Futures ETF	1/19/2018 - $12	43,500
445	ProShares Trust Ultra VIX Short Term Futures ETF	1/19/2018 - $17	441,663
32	ProShares Trust Ultra VIX Short Term Futures ETF	1/19/2018 - $19	37,216
90	ProShares Trust Ultra VIX Short Term Futures ETF	1/18/2019 - $7	34,200
70	ProShares Trust Ultra VIX Short Term Futures ETF	1/18/2019 - $8	32,060
60	ProShares Trust Ultra VIX Short Term Futures ETF	1/18/2019 - $10	36,600
110	ProShares Trust Ultra VIX Short Term Futures ETF	1/18/2019 - $17	132,825
100	ProShares Ultra DJ-UBS Crude Oil	1/19/2018 - $22	79,500
60	ProShares Ultra DJ-UBS Crude Oil	1/18/2019 - $18	40,200
425	ProShares Ultra DJ-UBS Crude Oil	1/18/2019 - $20	333,625
355	ProShares Ultra DJ-UBS Crude Oil	1/18/2019 - $21	305,300
950	United States Natural Gas Fund	7/21/2017 - $8	118,750
901	United States Natural Gas Fund	1/19/2018 - $8	148,665
4,500	United States Natural Gas Fund	1/18/2019 - $7	612,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $6,071,133)		8,152,140

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Contracts (a)		Expiration Date - Exercise Price	Value

	CALL OPTIONS PURCHASED - 30.0%
20	3M Co.	1/18/2019 - $200	$42,450
50	3M Co.	1/18/2019 - $230	39,500
23	Accenture PLC	1/18/2019 - $120	31,165
15	Adobe Systems, Inc.	1/18/2019 - $130	40,380
15	Aetna, Inc.	1/18/2019 - $140	35,700
85	Alaska Air Group, Inc.	1/18/2019 - $90	105,825
15	Alaska Air Group, Inc.	1/18/2019 - $100	12,750
10	Albemarle Corp.	1/18/2019 - $100	18,050
3	Alphabet, Inc.	1/18/2019 - $870	44,250
20	Altria Group, Inc.	1/19/2018 - $77.50	4,260
40	Altria Group, Inc.	1/18/2019 - $75	25,000
20	Altria Group, Inc.	1/18/2019 - $77.50	10,300
230	Altria Group, Inc.	1/18/2019 - $90	40,480
30	Amerisafe, Inc.	7/21/2017 - $61.75	7,500
15	Amgen, Inc.	1/18/2019 - $190	16,988
60	AMN Healthcare Services, Inc.	10/20/2017 - $40	14,520
60	Amphenol Corp.	7/21/2017 - $70	26,400
25	Aon PLC	10/20/2017 - $115	47,250
1	Applied Materials, Inc.	7/21/2017 - $40	219
55	Applied Materials, Inc.	1/18/2019 - $35	58,025
5	Assurant, Inc.	9/15/2017 - $100	3,075
35	AT&T, Inc.	1/18/2019 - $42	3,185
20	Becton Dickinson and Co.	9/15/2017 - $185	25,980
1	British American Tobacco PLC	11/17/2017 - $60	580
90	British American Tobacco PLC	1/18/2019 - $62.50	49,950
118	Capital Federal Financial, Inc.	8/18/2017 - $14.75	1,180
380	CenturyLink, Inc.	1/18/2019 - $23	99,750
4	Charter International Ltd.	1/18/2019 - $310	25,580
10	Cigna Corp.	1/19/2018 - $145	25,850
10	Cintas Corp.	8/18/2017 - $120	7,950
100	Cisco Systems, Inc.	1/18/2019 - $37	9,900
85	Consolidated Edison, Inc.	1/18/2019 - $90	18,913
45	Consumer Staples Select Sector SPDR ETF	1/18/2019 - $60	4,972
55	Consumer Staples Select Sector SPDR ETF	1/18/2019 - $61	4,620
60	Consumer Staples Select Sector SPDR ETF	1/18/2019 - $62	4,140
5	Cooper Companies, Inc.	8/18/2017 - $210	15,300
25	Cooper-Standard Holdings, Inc.	7/21/2017 - $105	1,750
125	Corning, Inc.	1/19/2018 - $27	49,750
5	Darden Restaurants, Inc.	1/19/2018 - $77.50	7,025
10	Delta Air Lines, Inc.	1/19/2018 - $45	10,050
30	Delta Air Lines, Inc.	1/19/2018 - $47	25,200
10	Delta Air Lines, Inc.	1/18/2019 - $45	12,400
1,096	Direxion Daily 20+ Year Treasury Bill 3x Shares ETF	11/17/2017 - $20	243,860
1	Direxion Daily Large Cap Bear 3x Shares ETF	1/19/2018 - $45	340
1	Direxion Daily Small Cap Bear 3x Shares ETF	1/18/2019 - $15	472
1	Direxion Daily Small Cap Bear 3x Shares ETF	1/18/2019 - $20	350
1	Direxion Large Cap Bull 3x Shares ETF	1/19/2018 - $30	620
1	Direxion Large Cap Bull 3x Shares ETF	1/19/2018 - $32.50	455
10	Discover Financial Services	7/21/2017 - $65	170
8	Dollar General Corp.	1/18/2019 - $55	16,040

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS PURCHASED - 30.0% (Continued)
9	Dollar Tree, Inc.	1/19/2018 - $60	$11,385
150	Dollar Tree, Inc.	1/18/2019 - $70	154,500
55	Dollar Tree, Inc.	1/18/2019 - $82.50	30,250
30	Ebix, Inc.	9/15/2017 - $55	6,300
15	Electronic Arts, Inc.	1/18/2019 - $85	45,188
18	Energy Select Sector SPDR ETF	1/19/2018 - $60	11,790
25	Equifax, Inc.	7/21/2017 - $130	20,250
10	Expeditors International of Washington	11/17/2017 - $55	3,600
10	F5 Networks, Inc.	1/18/2019 - $150	8,775
15	Facebook, Inc.	1/18/2019 - $150	33,150
60	Fidelity National Financial, Inc.	1/19/2018 - $35	61,200
50	Financial Select Sect SPDR ETF	1/19/2018 - $20	24,750
10	Fiserv, Inc.	9/15/2017 - $110	13,600
1	Fiserv, Inc.	12/15/2017 - $115	1,105
10	Foot Locker, Inc.	1/18/2019 - $72.50	1,850
5	Fortune Brands Home & Security, Inc.	9/15/2017 - $55	5,350
5	Garmin Ltd.	1/18/2019 - $60	1,360
14	General Dynamics Corp.	1/18/2019 - $180	39,830
14	General Mills, Inc.	1/18/2019 - $50	9,940
10	Goodyear Tire & Rubber Co.	1/19/2018 - $30	6,000
30	Hasbro, Inc.	1/19/2018 - $92.50	61,500
330	Hawaiian Holdings, Inc.	7/21/2017 - $45	95,700
25	Hawaiian Holdings, Inc.	10/20/2017 - $45	13,500
20	Hershey Co.	1/19/2018 - $105	13,450
40	Hexcel Corp.	9/15/2017 - $50	16,400
35	Home Depot, Inc.	1/18/2019 - $170	25,725
10	Hormel Foods Corp.	1/19/2018 - $35	1,700
20	Huntington Ingalls Industries, Inc.	9/15/2017 - $210	2,200
10	Huntsman Corp.	1/19/2018 - $23	3,890
10	International Flavors & Fragrances, Inc.	8/18/2017 - $130	7,600
10	Intuit, Inc.	1/18/2019 - $120	23,100
1	iPath S&P 500 VIX Short Term Futures ETN	9/15/2017 - $15	93
1	iPath S&P 500 VIX Short Term Futures ETN	1/19/2018 - $16	168
1	iShares Edge MSCI Min Vol USA ETF	9/15/2017 - $46	315
15	J M Smucker Co.	1/18/2019 - $140	4,200
10	JetBlue Airways Corp.	1/19/2018 - $15	8,150
10	JetBlue Airways Corp.	1/18/2019 - $17	7,550
30	Johnson & Johnson	1/18/2019 - $120	51,900
60	Johnson & Johnson	1/18/2019 - $130	68,400
120	Johnson & Johnson	1/18/2019 - $140	76,200
100	Johnson & Johnson	1/18/2019 - $145	48,500
6	Kimberly Clark Corp.	1/18/2019 - $135	4,470
7	Kimberly Clark Corp.	1/18/2019 - $140	3,955
10	Kimberly Clark Corp.	1/18/2019 - $145	4,150
15	Lam Research Corp.	1/18/2019 - $110	60,675
10	Lockheed Martin Corp.	1/19/2018 - $260	23,800
11	Lockheed Martin Corp.	1/18/2019 - $250	41,943
25	Masimo Corp.	9/15/2017 - $80	33,375
1	Mastercard, Inc.	7/21/2017 - $115	725
40	McDonald’s Corp.	1/18/2019 - $140	78,200
75	McDonald’s Corp.	1/18/2019 - $150	99,375

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS PURCHASED - 30.0% (Continued)
35	Medtronic PLC	1/18/2019 - $85	$34,300
45	Microsoft Corp.	1/18/2019 - $70	31,050
11	Middleby Corp.	9/15/2017 - $140	935
25	Molson Coors Brewing Co.	1/18/2019 - $95	15,500
5	Nasdaq, Inc.	9/15/2017 - $70	1,462
5	NiSource, Inc.	10/20/2017 - $21	2,250
13	Northrop Grumman Corp.	1/18/2019 - $260	28,600
40	Nvidia Corp.	1/19/2018 - $130	106,360
100	Paychex, Inc.	1/18/2019 - $70	7,000
65	People’s United Financial, Inc.	8/18/2017 - $17	5,200
30	PepsiCo, Inc.	1/18/2019 - $115	23,775
130	Pfizer, Inc.	1/18/2019 - $37	14,755
1	Priceline Group, Inc.	7/21/2017 - $1,750	12,690
15	Proctor & Gamble Co.	1/18/2019 - $95	3,870
15	Proctor & Gamble Co.	1/18/2019 - $100	2,040
19	Proctor & Gamble Co.	1/18/2019 - $105	1,501
45	Proctor & Gamble Co.	1/18/2019 - $110	1,868
10	ProShares ETF Trust II	9/15/2017 - $100	65,000
10	ProShares ETF Trust II	9/15/2017 - $105	59,325
1	ProShares ETF Trust II	9/15/2017 - $145	2,760
1	ProShares ETF Trust II	9/15/2017 - $150	2,570
1	ProShares ETF Trust II	12/15/2017 - $145	3,432
1	ProShares ETF Trust II	12/15/2017 - $150	3,212
8	ProShares ETF Trust II	1/19/2018 - $110	47,660
34	ProShares ETF Trust II	1/19/2018 - $140	133,110
54	ProShares ETF Trust II	1/19/2018 - $150	176,715
1	ProShares ETF Trust II	1/18/2019 - $100	7,755
334	ProShares ETF Trust II	1/18/2019 - $140	1,917,160
2,340	ProShares Trust Ultra VIX Short Term Futures ETF	7/21/2017 - $10	271,440
1,900	ProShares Trust Ultra VIX Short Term Futures ETF	7/21/2017 - $11	176,700
1	ProShares Trust Ultra VIX Short Term Futures ETF	9/15/2017 - $14	146
1	ProShares Ultra DJ-UBS Crude Oil	1/19/2018 - $20	115
2	ProShares Ultra DJ-UBS Crude Oil	1/18/2019 - $20	550
5	Range Resources Corp.	1/18/2019 - $40	588
65	Republic Services, Inc.	7/21/2017 - $50	89,700
30	Ross Stores, Inc.	1/19/2018 - $50	27,750
85	Ross Stores, Inc.	1/18/2019 - $65	33,575
5	SCANA Corp.	8/18/2017 - $65	1,650
1	Snap-on, Inc.	9/15/2017 - $165	312
25	Southwest Airlines Co.	1/19/2018 - $55	24,250
25	Southwest Airlines Co.	1/18/2019 - $50	40,875
10	Southwestern Energy Co.	1/18/2019 - $10	880
1	SPDR S&P 500 ETF Trust	7/21/2017 - $235	758
1	SPDR S&P 500 ETF Trust	12/29/2017 - $230	1,664
11	SPDR S&P 500 ETF Trust	3/16/2018 - $245	9,383
20	SPDR S&P 500 ETF Trust	3/16/2018 - $255	7,340
40	SPDR S&P 500 ETF Trust	3/16/2018 - $265	4,720
10	SPDR S&P 500 ETF Trust	12/21/2018 - $250	12,730
12	SPDR S&P 500 ETF Trust	12/21/2018 - $260	9,690
20	SPDR S&P 500 ETF Trust	12/21/2018 - $270	9,530

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS PURCHASED - 30.0% (Continued)
57	SPDR S&P 500 ETF Trust	12/20/2019 - $260	$82,963
93	SPDR S&P 500 ETF Trust	12/20/2019 - $280	70,773
211	SPDR S&P 500 ETF Trust	12/20/2019 - $300	72,584
200	SPDR S&P 500 ETF Trust	12/20/2019 - $310	44,800
255	SPDR S&P 500 ETF Trust	12/20/2019 - $320	34,935
310	SPDR S&P 500 ETF Trust	12/20/2019 - $330	26,660
140	SPDR S&P 500 ETF Trust	12/20/2019 - $340	7,700
20	Styker Corp.	1/19/2018 - $130	24,800
10	Tesoro Corp.	1/18/2019 - $90	14,400
30	Thor Industries, Inc.	9/15/2017 - $105	15,570
5	Torchmark Corp.	8/18/2017 - $75	1,475
5	Total System Services, Inc.	8/18/2017 - $55	2,100
10	Transocean Ltd.	1/18/2019 - $15	570
70	Travelers Companies, Inc.	1/18/2019 - $150	12,425
10	Tyson Foods, Inc.	1/19/2018 - $57.50	7,690
10	United Continental Holdings, Inc.	9/15/2017 - $67.50	9,425
10	United Rentals, Inc.	1/18/2019 - $115	20,800
1	United States Natural Gas Fund	10/20/2017 - $8	12
1	United States Natural Gas Fund	1/18/2019 - $8	84
50	Vantiv, Inc.	8/18/2017 - $65	7,500
60	Verizon Communications, Inc.	1/18/2019 - $45	16,200
20	Visa, Inc.	1/19/2018 - $85	23,100
50	Waste Connections, Inc.	9/15/2017 - $60	25,250
23	Waste Management, Inc.	1/18/2019 - $60	33,235
55	Waste Management, Inc.	1/18/2019 - $75	23,650
70	Waste Management, Inc.	1/18/2019 - $77.50	23,450
80	Waste Management, Inc.	1/18/2019 - $80	19,800
175	Waste Management, Inc.	1/18/2019 - $85	23,187
12	Wells Fargo & Co.	1/19/2018 - $40	18,840
5	Zions Bancorp.	1/18/2019 - $45	2,375
	TOTAL CALL OPTIONS PURCHASED (Cost - $7,165,943)		6,764,055

	TOTAL OPTIONS PURCHASED (Cost - $13,237,076)		14,916,195

Shares		Value
	SHORT-TERM INVESTMENTS - 23.8%
741,801	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 0.85% **+	741,801
461,780	TCG Cash Reserve Government Money Market Fund, Institutional Class, 0.80% (b) **+	461,780
461,799	TCG Daily Liquidity Government Money Market Fund, Institutional Class, 0.80% (b) **+	461,799
461,784	TCG Liquid Assets Government Money Market Fund, Institutional Class, 0.80% (b) **+	461,784
461,784	TCG Liquidity Plus Government Money Market Fund, Institutional Class, 0.80% (b) **+	461,784
461,817	TCG Ultra Money Market Fund, Institutional Class, 0.80% (b) **+	461,817
461,776	TCG US Government Advantage Money Market Fund, Institutional Class, 0.80% (b) **+	461,776
461,772	TCG US Government Max Money Market Fund, Institutional Class, 0.80% (b) ** +	461,772
461,776	TCG US Government Premier Money Market Fund, Institutional Class, 0.80% (b) ** +	461,776
461,757	TCG US Government Primary Liquidity Money Market Fund, Institutional Class, 0.80% (b) ** +	461,757
461,818	TCG US Government Select Money Market Fund, Institutional Class, 0.80% (b) ** +	461,818
	TOTAL SHORT-TERM INVESTMENTS (Cost - $5,359,664)	5,359,664

	TOTAL INVESTMENTS - 107.2% (Cost - $21,119,290,) (c)	$24,158,610
	LIABILITIES LESS OTHER ASSETS - (7.2)%	(1,625,928)
	NET ASSETS - 100.0%	$22,532,682

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Contracts (a)		Expiration Date - Exercise Price	Value
	OPTIONS WRITTEN - (10.7)% *
	PUT OPTIONS WRITTEN - (2.3)%
365	Direxion Daily 20 Year Plus Treasury Bear 3x Shares	1/19/2018 - $16	$20,075
10	Direxion Daily 20 Year Plus Treasury Bear 3x Shares	1/19/2018 - $17	825
790	Direxion Daily 20 Year Plus Treasury Bear 3x Shares	1/19/2018 - $18	94,800
170	Direxion Daily 20 Year Plus Treasury Bear 3x Shares	1/19/2018 - $20	37,400
10	Direxion Daily Small Cap Bear 3x Shares	1/19/2018 - $15	1,640
15	Direxion Daily Small Cap Bear 3x Shares	1/18/2019 - $15	5,362
100	iPath S&P 500 VIX Short Term Futures ETN	7/14/2017 - $11.50	700
100	iPath S&P 500 VIX Short Term Futures ETN	7/14/2017 - $12	2,100
950	United States Natural Gas Fund	7/21/2017 - $6	1,900
200	United States Natural Gas Fund	1/19/2018 - $6	8,400
1	United States Natural Gas Fund	1/19/2018 - $7	88
1,325	United States Natural Gas Fund	1/18/2019 - $5	58,300
3,175	United States Natural Gas Fund	1/18/2019 - $6	273,050
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $552,174)		504,640

	CALL OPTIONS WRITTEN - (8.4)%
20	3M Co.	1/18/2019 - $220	22,900
50	3M Co.	1/18/2019 - $250	16,350
23	Accenture PLC	1/18/2019 - $135	14,720
15	Adobe Systems, Inc.	1/18/2019 - $140	30,825
15	Aetna, Inc.	1/18/2019 - $150	27,450
85	Alaska Air Group, Inc.	7/21/2017 - $95	4,675
15	Alaska Air Group, Inc.	1/18/2019 - $130	3,338
10	Albemarle Corp.	1/18/2019 - $110	13,450
3	Alphabet, Inc.	1/18/2019 - $900	39,870
11	Altria Group, Inc.	1/18/2019 - $85	3,355
30	Amerisafe, Inc.	7/21/2017 - $66.75	7,500
15	Amgen, Inc.	1/18/2019 - $210	9,000
60	AMN Healthcare Services, Inc.	10/20/2017 - $45	4,740
60	Amphenol Corp.	7/21/2017 - $75	3,600
25	Aon PLC	10/20/2017 - $120	35,625
1	Applied Materials, Inc.	7/21/2017 - $44	32
55	Applied Materials, Inc.	1/18/2019 - $40	42,350
5	Assurant, Inc.	9/15/2017 - $105	1,650
35	AT&T, Inc.	1/18/2019 - $45	1,715
20	Becton Dickinson and Co.	9/15/2017 - $190	18,300
1	British American Tobacco PLC	11/17/2017 - $65	203
90	British American Tobacco PLC	1/18/2019 - $70	9,225
380	CenturyLink, Inc.	7/21/2017 - $26	1,900
4	Charter International Ltd.	1/18/2019 - $350	16,860
10	Cigna Corp.	1/19/2018 - $180	4,200
10	Cintas Corp.	8/18/2017 - $130	1,875
100	Cisco Systems, Inc.	1/18/2019 - $40	5,000
85	Consolidated Edison, Inc.	1/19/2018 - $90	4,462
5	Cooper Companies, Inc.	8/18/2017 - $220	10,700
25	Cooper-Standard Holdings, Inc.	7/21/2017 - $115	12,500
125	Corning, Inc.	1/19/2018 - $30	24,375
5	Darden Restaurants, Inc.	1/19/2018 - $85	4,300
40	Delta Air Lines, Inc.	1/19/2018 - $50	25,300
10	Delta Air Lines, Inc.	1/18/2019 - $50	9,600
1,096	Direxion Daily 20+ Year Treasury Bill 3x Shares ETF	11/17/2017 - $22	147,960
1	Direxion Daily Large Cap Bear 3x Shares ETF	1/19/2018 - $35	660

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (8.4)% (Continued)
2	Direxion Daily Small Cap Bear 3x Shares ETF	1/18/2019 - $10	$1,410
1	Direxion Daily Small Cap Bear 3x Shares ETF	1/18/2019 - $25	240
2	Direxion Large Cap Bull 3x Shares ETF	1/19/2018 - $33.75	750
10	Discover Financial Services	7/21/2017 - $70	30
8	Dollar General Corp.	7/21/2017 - $75	456
30	Ebix, Inc.	9/15/2017 - $60	2,040
15	Electronic Arts, Inc.	1/18/2019 - $95	35,775
25	Equifax, Inc.	7/21/2017 - $135	9,375
10	Expeditors International of Washington	11/17/2017 - $60	1,225
10	F5 Networks, Inc.	1/19/2018 - $160	1,175
15	Facebook, Inc.	1/18/2019 - $170	19,800
60	Fidelity National Financial, Inc.	1/19/2018 - $40	34,080
9	Fiserv, Inc.	9/15/2017 - $115	8,415
10	Foot Locker, Inc.	1/19/2018 - $80	125
5	Fortune Brands Home & Security, Inc.	9/15/2017 - $60	2,975
5	Garmin Ltd.	1/18/209 - $70	500
14	General Dynamics Corp.	1/18/2019 - $210	17,360
10	Goodyear Tire & Rubber Co.	1/19/2018 - $35	2,800
30	Hasbro, Inc.	1/19/2018 - $110	25,050
330	Hawaiian Holdings, Inc.	7/21/2017 - $60	1,650
25	Hawaiian Holdings, Inc.	10/20/2017 - $50	7,750
20	Hershey Co.	1/19/2018 - $115	5,000
40	Hexcel Corp.	9/15/2017 - $55	4,200
10	Hormel Foods Corp.	1/19/2018 - $40	400
20	Huntington Ingalls Industries, Inc.	9/15/2017 - $220	1,000
10	Huntsman Corp.	1/19/2018 - $26	2,175
11	International Flavors & Fragrances, Inc.	8/18/2017 - $140	2,668
10	Intuit, Inc.	1/18/2019 - $130	17,650
1	iPath S&P 500 VIX Short Term Futures ETN	9/15/2017 - $14	112
1	iPath S&P 500 VIX Short Term Futures ETN	1/19/2018 - $10	395
1	iShares Edge MSCI Min Vol USA ETF	9/15/2017 - $48	155
15	J M Smucker Co.	1/18/2019 - $145	3,112
10	JetBlue Airways Corp.	1/19/2018 - $20	3,900
10	JetBlue Airways Corp.	1/18/2019 - $22	4,400
15	Lam Research Corp.	1/18/2019 - $130	41,625
10	Lockheed Martin Corp.	1/19/2018 - $270	16,310
11	Lockheed Martin Corp.	1/18/2019 - $270	28,545
25	Masimo Corp.	9/15/2017 - $90	15,000
1	Mastercard, Inc.	7/21/2017 - $120	297
35	Medtronic PLC	1/18/2019 - $95	17,063
45	Microsoft Corp.	1/18/2019 - $80	14,400
11	Middleby Corp.	9/15/2017 - $155	467
25	Molson Coors Brewing Co.	1/18/2019 - $100	11,500
5	Nasdaq, Inc.	9/15/2017 - $75	288
5	NiSource, Inc.	10/20/2017 - $24	925
13	Northrop Grumman Corp.	1/18/2019 - $270	22,750
40	Nividia Corp.	1/19/2018 - $210	12,240
30	PepsiCo, Inc.	1/18/2019 - $125	11,550
130	Pfizer, Inc.	1/18/2019 - $42	4,225
1	Priceline Group, Inc.	7/21/2017 - $1780	9,975
10	ProShares ETF Trust II	9/15/2017 - $115	50,650
10	ProShares ETF Trust II	9/15/2017 - $128	40,100
1	ProShares ETF Trust II	9/15/2017 - $160	1,900
1	ProShares ETF Trust II	9/15/2017 - $165	1,440
1	ProShares ETF Trust II	12/15/2017 - $160	2,562

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (8.4)% (Continued)
1	ProShares ETF Trust II	12/15/2017 - $165	$2,420
23	ProShares ETF Trust II	1/19/2018 - $180	45,931
51	ProShares ETF Trust II	1/19/2018 - $190	83,385
22	ProShares ETF Trust II	1/19/2018 - $200	29,260
1	ProShares ETF Trust II	1/18/2019 - $120	6,752
331	ProShares ETF Trust II	1/18/2019 - $320	334,310
2,540	ProShares Trust Ultra VIX Short Term Futures ETF	7/21/2017 - $18	88,900
1,900	ProShares Trust Ultra VIX Short Term Futures ETF	7/21/2017 - $20	62,700
1	ProShares Trust Ultra VIX Short Term Futures ETF	9/15/2017 - $8	275
1	ProShares Trust Ultra VIX Short Term Futures ETF	1/19/2018 - $5	520
2	ProShares Trust Ultra VIX Short Term Futures ETF	1/18/2019 - $50	376
1	ProShares Ultra DJ-UBS Crude Oil	1/19/2018 - $15	265
2	ProShares Ultra DJ-UBS Crude Oil	1/18/2019 - $22	400
6	Range Resources Corp.	1/18/2019 - $45	420
115	Ross Stores, Inc.	8/18/2017 - $65	1,610
1	Snap-on, Inc.	9/15/2017 - $170	172
25	Southwest Airlines Co.	1/19/2018 - $60	15,625
25	Southwest Airlines Co.	1/18/2019 - $60	24,750
10	Southwestern Energy Co.	1/18/2019 - $17	260
20	Styker Corp.	1/19/2018 - $135	17,600
11	Tesoro Corp.	1/18/2019 - $100	10,752
30	Thor Industries, Inc.	9/15/2017 - $120	2,700
5	Torchmark Corp.	8/18/2017 - $80	275
5	Total System Services, Inc.	8/18/2017 - $60	725
12	Transocean Ltd.	1/18/2019 - $20	330
10	Tyson Foods, Inc.	1/19/2018 - $62.50	4,600
10	United Continental Holdings, Inc.	9/15/2017 - $75	4,800
10	United Rentals, Inc.	1/18/2019 - $125	16,550
1	United States Natural Gas Fund	10/20/2017 - $7	41
1	United States Natural Gas Fund	1/18/2019 - $6	164
50	Vantiv, Inc.	8/18/2017 - $70	1,750
60	Verizon Communications, Inc.	1/18/2019 - $52.50	4,740
20	Visa, Inc.	1/19/2018 - $90	15,660
50	Waste Connections, Inc.	9/15/2017 - $63.33	13,750
5	Zions Bancorp.	1/19/2018 - $50	605
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received - $2,096,815)		1,895,898

	TOTAL OPTIONS WRITTEN - (Cost - $2,648,989) (c)		2,400,538

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LLC - Limited Liability Company

PLC - Public Limited Company

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

^	Zero coupon bond.

+	All or a portion of security held as collateral for open options contracts.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	An affiliate of the Advisor.

(c)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including options written, is $20,964,839 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,454,596
Unrealized depreciation:	(1,661,363)
Net unrealized appreciation:	$793,233

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/AUCTOS MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 85.3%
671,510	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class 0.85% + *#	$671,510
806,204	TCG Cash Reserve Money Market Fund 0.66% ^ *#	806,204
806,225	TCG Daily Liquidity Government Money Market Fund 0.66% ^ *#	806,225
806,210	TCG Liquid Assets Government Money Market Fund 0.66% ^ *#	806,210
806,210	TCG Liquidity Plus Government Money Market Fund 0.65 & ^ *#	806,210
806,242	TCG Ultra Money Market Fund 0.66% ^ *#	806,242
806,200	TCG US Government Advantage Money Market Fund 0.66% ^ *#	806,200
806,203	TCG US Government Max Money Market Fund 0.66% ^ *#	806,203
806,215	TCG US Government Premier Money Market Fund 0.66% ^ *#	806,215
806,186	TCG US Government Primary Liquidity Money Market Fund 0.66% ^ *#	806,186
806,247	TCG US Government Select Money Market Fund 0.66% ^ *#	806,247
	TOTAL SHORT-TERM INVESTMENTS (Cost - $8,733,652)	8,733,652

	TOTAL INVESTMENTS - 85.3% (Cost - $8,733,652) (a)	$8,733,652
	OTHER ASSETS LESS LIABILITIES - 14.7%	1,499,730
	NET ASSETS - 100.0%	$10,233,382

+	All or a portion of this investment is a holding of the CAMFMSF Fund Limited CFC

^	An affiliate of the Advisor.

*	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily

#	All or a portion of security held as collateral for open future contracts.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, excluding futures, is $8,733,652 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	—
Net unrealized appreciation:	$—

				Unrealized
		Underlying Face		Appreciation/
Long Contracts		Amount at Value ($)	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 1.5%
91	3 MO Sterling (Short Sterling)	$26,000,719	June-18	$(17,143)
50	90 Day Bank Bill	9,196,132	June-18	(15,926)
6	Australian Dollar Future	460,500	September-17	8,760
46	Brent Crude Future +	2,255,840	October-17	127,180
10	CAC40 10 Euro Future	583,563	July-17	(16,466)
5	Copper Future +	338,875	September-17	9,234
8	Dollar Index Future	763,368	September-17	(9,956)
2	E-Mini Natural Gas +	15,175	August-17	498
16	Euro STOXX 50	626,117	September-17	(19,913)
1	Euro BOBL Future	150,211	September-17	(1,247)
2	Euro-Bond Future	369,242	September-17	(7,093)
3	Hang Seng Index	491,613	July-17	(1,322)
7	Lean Hogs Future +	197,260	October-17	7,070
17	Live Cattle Future +	790,840	August-17	4,495
4	Long Gilt Future	652,437	September-17	(8,629)
41	Mexican Peso Future	1,117,045	September-17	387
8	Mini-Hang Seng Index	262,193	July-17	(736)
1	Mini Wheat Future +	5,260	September-17	194
31	MSCI SING IX ETS	807,056	July-17	7,797
2	Nasdaq 100 E-Mini	226,110	September-17	(3,832)
36	Natural Gas +	1,100,880	October-17	37,100

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/AUCTOS MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

				Unrealized
		Underlying Face		Appreciation/
Long Contracts		Amount at Value ($)	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 1.5% (Continued)
7	New Zealand Dollar Future	511,980	September-17	$4,620
33	Nikkei 225 Mini Futures	587,985	September-17	4,562
6	NY Harbor ULSD Future +	373,741	August-17	24,178
5	S&P 500 E-Mini Future	605,225	September-17	(1,849)
1	Silver Future +	83,135	September-17	(415)
10	SPI 200	1,083,267	September-17	(4,994)
42	Sugar #11 +	682,080	May-18	34,515
13	US 5 YR Note	1,531,867	September-17	(5,803)
5	WTI Crude Future +	233,850	November-17	(16,941)
66	WTI Crude Future +	3,105,300	December-17	16,695
	NET UNREALIZED GAIN FROM OPEN LONG FUTURE CONTRACTS			155,020

Short Contracts
	OPEN SHORT FUTURES CONTRACTS - (2.3)%
8	90 Day Euro$ Future	$1,967,300	June-18	$860
87	90 Day Sterling Future	14,032,860	June-18	27
56	Bank Accept Future	10,618,311	June-18	6,385
4	BP Currency Futures	326,125	September-17	(6,325)
3	Brent Crude Futures +	146,310	September-17	(8,191)
46	Brent Crude Futures +	2,269,180	November-17	(128,253)
6	C $ Futures	463,440	September-17	(9,847)
1	Cattle Feeder Future +	73,962	August-17	(2,854)
4	CHF Currency Future	523,900	September-17	(4,366)
8	Cocoa Future +	155,200	September-17	9,863
4	Coffe C Future +	188,550	September-17	4,070
9	Corn Future +	176,400	December-17	(7,538)
7	Cotton NO2 Future +	240,065	December-17	(4,795)
5	Euro CHF 3MO ICE	1,314,677	September-17	357
66	Euro CHF 3MO ICE	17,338,224	June-18	(1,267)
1	Euro E-Mini Future	71,669	September-17	(1,209)
63	Fed Fund 30 Day	25,935,762	October-17	1,358
1	Gasoline RBOB Future +	63,575	August-17	(3,531)
1	Gold 100oz Future +	124,230	August-17	1,810
1	Japan Yen Currency Future	111,375	September-17	3,194
3	KC HRW Wheat Future +	79,425	September-17	(6,600)
1	Lean Hogs Future +	33,500	August-17	(1,873)
5	Low Sulfur Gasoline +	218,000	August-17	(11,875)
12	Mill Wheat Euro +	124,377	December-17	(4,739)
1	Mini Gold Future +	39,940	August-17	539
1	Mini Soybean Future +	9,547	November-17	(426)
16	Natural Gas Future +	485,600	August-17	21,011
24	Natural Gas Future +	727,440	September-17	(25,012)
9	NY Harbor ULSD Future +	563,485	September-17	(35,885)
6	Soybean Future +	286,425	November-17	(12,675)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/AUCTOS MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

				Unrealized
		Underlying Face		Appreciation/
Short Contracts		Amount at Value ($)	Maturity	(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - (2.3)% (Continued)
8	Soybean Meal Future +	248,960	December-17	$(7,840)
14	Soybean Oil Future +	280,056	December-17	(8,820)
50	Sugar #11 +	773,360	October-17	(42,190)
1	Sugar #11 +	16,206	March-08	(828)
3	US 10 YR Note	376,594	September-17	234
1	US Long Bond	153,687	September-17	844
7	Wheat Future +	184,100	September-17	(18,351)
33	WTI Crude Future +	1,519,320	August-17	53,620
6	WTI Crude Future +	277,740	September-17	21,084
34	WTI Crude Future +	1,581,340	October-17	(3,455)
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS			(233,489)

+	All or a portion of this investment is a holding of the CAMFMSF Fund Limited CFC

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares			Value
	EXCHANGE TRADED FUNDS - 73.5%
10,000	Guggenheim BulletShares 2019 Corporate Bond ETF		$212,600
8,565	iShares 1-3 Year Credit Bond ETF		901,980
24,718	SPDR Bloomberg Barclays Short Term Corporate Bond		757,360
10,712	Vanguard Short-Term Corporate Bond ETF		857,388
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,727,374)		2,729,328

Contracts (a)		Expiration Date - Exercise Price
	CALL OPTIONS PURCHASED - 10.8% *
16	SPDR S&P 500 ETF Trust	9/15/2017 - $215.00	45,664
38	SPDR S&P 500 ETF Trust	9/15/2017 - $220.00	88,730
58	SPDR S&P 500 ETF Trust	12/29/2017 - $225.00	120,640
2	SPDR S&P 500 ETF Trust	12/29/2017 - $226.00	3,978
53	SPDR S&P 500 ETF Trust	3/29/2018 - $237.00	72,743
1	SPDR S&P 500 ETF Trust	3/29/2018 - $238.00	1,305
15	SPDR S&P 500 ETF Trust	6/15/2018 - $240.00	20,940
11	SPDR S&P 500 ETF Trust	7/20/2018 - $242.00	14,817
10	SPDR S&P 500 ETF Trust	7/20/2018 - $243.00	12,800
16	SPDR S&P 500 ETF Trust	6/15/2018 - $245.00	17,856
	TOTAL CALL OPTIONS PURCHASED (Cost - $387,604)		399,473

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 2.9%
	BANKS- 0.2%
$8,000	Bank of America Corp.	2.60%	1/15/2019	8,075

	MISCELLANEOUS MANUFACTURER- 2.7%
100,000	Crane Co.	2.75%	12/15/2018	101,038
	TOTAL CORPORATE BONDS (Cost - $109,284)			109,113

	UNITED STATES GOVERNMENT SECURITIES - 4.0%
150,000	United States Treasury Note/Bond	1.00%	3/15/2018	149,748
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $149,980)			149,748
Shares
	SHORT-TERM INVESTMENTS - 20.4%
756,837	Federated Government Obligations Fund, 0.40%** +			756,837
	TOTAL SHORT-TERM INVESTMENTS (Cost - $756,837)			756,837

	TOTAL INVESTMENTS - 111.6% (Cost - $4,131,079) (b)			$4,144,499
	LIABILITIES LESS OTHER ASSETS - (11.6)%			(431,515)
	NET ASSETS - 100.0%			$3,712,984

Contracts (a)		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (4.1)% *
45	SPDR S&P 500 ETF Trust	9/15/2017 - $235.00	$45,900
9	SPDR S&P 500 ETF Trust	9/15/2017 - $240.00	5,292
6	SPDR S&P 500 ETF Trust	12/29/2017 - $241.00	5,172
54	SPDR S&P 500 ETF Trust	12/29/2017 - $242.00	43,119
22	SPDR S&P 500 ETF Trust	3/29/2018 - $252.00	11,374
32	SPDR S&P 500 ETF Trust	3/29/2018 - $253.00	15,216
17	SPDR S&P 500 ETF Trust	6/15/2018 - $255.00	10,047
3	SPDR S&P 500 ETF Trust	7/20/2018 - $255.00	2,021
14	SPDR S&P 500 ETF Trust	6/15/2018 - $260.00	5,950
18	SPDR S&P 500 ETF Trust	7/20/2018 - $260.00	9,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $154,953)		153,091

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Contracts (a)		Expiration Date - Exercise Price	Value
	PUT OPTIONS WRITTEN - (1.3)% *
25	SPDR S&P 500 ETF Trust	9/15/2017 - $195.00	$625
12	SPDR S&P 500 ETF Trust	9/15/2017 - $200.00	384
18	SPDR S&P 500 ETF Trust	12/29/2017 - $202.00	2,736
22	SPDR S&P 500 ETF Trust	12/29/2017 - $203.00	3,476
24	SPDR S&P 500 ETF Trust	3/29/2018 - $213.00	10,044
12	SPDR S&P 500 ETF Trust	3/29/2018 - $214.00	5,196
18	SPDR S&P 500 ETF Trust	6/15/2018 - $218.00	11,970
12	SPDR S&P 500 ETF Trust	7/20/2018 - $218.00	8,592
3	SPDR S&P 500 ETF Trust	6/15/2018 - $219.00	2,053
2	SPDR S&P 500 ETF Trust	7/20/2018 - $219.00	1,498
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $57,528)		46,574

	TOTAL OPTIONS WRITTEN (Premiums Received - $212,481) (b)		199,665

ETF - Exchange Traded Fund

*	Non income producing security.

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

+	All or a portion of this security is segregated as collateral for options written.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including options written, is $3,918,598 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$36,244
Unrealized depreciation:	(10,008)
Net unrealized appreciation:	$26,236

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 57.6%
	EQUITY FUNDS - 57.6%
213,105	iShares China Large-Cap ETF	$8,462,400
854,426	iShares Core S&P Mid-Cap ETF	148,627,403
38,528	iShares MSCI All Peru Capped ETF	1,304,943
388,132	iShares MSCI Australia ETF	8,414,702
47,011	iShares MSCI Austria Capped ETF	998,514
103,904	iShares MSCI Belgium Capped ETF	2,035,479
257,873	iShares MSCI Brazil Capped ETF	8,803,784
332,249	iShares MSCI Canada ETF	8,890,983
124,691	iShares MSCI Chile Capped ETF	5,195,874
187,866	iShares MSCI France ETF	5,403,026
197,815	iShares MSCI Germany ETF	5,987,860
354,424	iShares MSCI Hong Kong ETF	8,304,154
25,593	iShares MSCI Israel Capped ETF	1,390,724
220,844	iShares MSCI Italy Capped ETF	6,139,463
162,504	iShares MSCI Japan ETF	8,718,340
145,224	iShares MSCI Malaysia ETF	4,605,053
159,637	iShares MSCI Mexico Capped ETF	8,610,820
115,461	iShares MSCI Netherlands ETF	3,340,287
321,510	iShares MSCI Singapore Capped ETF	7,594,066
110,768	iShares MSCI South Africa ETF	6,282,761
116,447	iShares MSCI South Korea Capped ETF	7,896,271
192,110	iShares MSCI Spain Capped ETF	6,308,893
142,108	iShares MSCI Sweden Capped ETF	4,820,303
178,954	iShares MSCI Switzerland Capped ETF	6,139,912
243,895	iShares MSCI Taiwan Capped ETF	8,721,685
68,567	iShares MSCI Thailand Capped ETF	5,345,483
124,094	iShares MSCI Turkey ETF	5,151,142
183,961	iShares MSCI United Kingdom ETF	6,131,420
1,703,727	iShares Russell 1000 ETF	230,463,151
1,430,447	iShares Russell 2000 ETF	201,578,591
544,555	iShares Russell Mid-Cap ETF	104,614,461
423,113	Schwab U.S. REIT ETF	17,436,487
442,049	VanEck Vectors Russia ETF	8,474,079
968,587	Vanguard FTSE Emerging Markets ETF	39,547,407
143,046	Vanguard FTSE Europe ETF	7,887,557
566,102	Vanguard Large-Cap ETF	62,848,644
958,208	Vanguard Mid-Cap ETF	136,563,804
969,138	Vanguard REIT ETF	80,661,356
65,277	Vanguard S&P 500 ETF	14,495,411
1,395,852	Vanguard Small-Cap ETF	189,193,780
333,551	WisdomTree India Earnings Fund	8,175,335
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,324,138,000)	1,411,565,808

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

Principal		Value
	UNITED STATES GOVERNMENT SECURITIES - 27.9%
$172,435,000	United States Treasury Note, 1.000%, 02/15/2018 + ^	$172,203,506
170,795,000	United States Treasury Note, 1.000%, 05/15/2018 + ^	170,394,657
167,985,000	United States Treasury Note, 0.875%, 08/15/2017 + ^	167,969,377
171,595,000	United States Treasury Note, 0.875%, 11/15/2017 + ^	171,446,828
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $682,630,052)	682,014,368

	SHORT-TERM INVESTMENTS - 7.7%
	MONEY MARKET FUND - 7.7%
189,321,408	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 0.85% ** +
	TOTAL SHORT-TERM INVESTMENTS (Cost - $189,321,408)	189,321,408

	TOTAL INVESTMENTS - 93.2% (Cost - $2,196,089,460) (a)	$2,282,901,584
	OTHER ASSETS LESS LIABILITIES - 6.8%	166,685,402
	NET ASSETS - 100.0%	$2,449,586,986

ETF - Exchange Traded Fund

**	Rate shown represents the rate at June 30, 2017, is subject to change and resets daily.

+	All or a portion of this investment is a holding of the CMHSF Fund Limited CFC.

^	All or a portion of this security is segregated as collateral for futures contracts.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, excluding futures and forward exchange contracts, is $2,183,955,342 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$101,036,608
Unrealized depreciation:	(2,090,366)
Net unrealized appreciation:	$98,946,242

		Underlying Face		Unrealized
Long Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - 2.2%
531	90-Day Euro$ Future	130,579,538	June 2018	$(62,638)
402	90-Day Euro$ Future	98,575,425	June 2019	(44,113)
456	90-Day Euro$ Future	111,885,300	March 2019	(81,313)
1,217	90-Day Euro$ Future	299,047,325	September 2018	(153,638)
670	90-Day Euro$ Future	164,200,250	September 2019	(127,400)
1,200	90-Day Euro$ Future	295,320,000	March 2018	(225,525)
769	Amsterdam Index Future	88,848,551	July 2017	(2,418,817)
2,146	Australian 10 Year Bond Future	212,773,169	September 2017	(2,831,161)
5,984	Australian 3 Year Bond Future	512,490,082	September 2017	(1,595,044)
1,514	CAC 40 10 Euro Future	88,351,397	July 2017	(1,721,586)
747	Canadian 10 Year Bond Future	80,843,035	September 2017	(1,898,277)
58	Cocoa Future +	1,125,200	September 2017	12,460
503	Copper Future +	34,090,825	September 2017	288,875
378	DAX Index Future	132,787,466	September 2017	(3,343,407)
466	DJIA Mini Future	49,629,000	September 2017	(122,875)
3,840	Euro BOBL Future	576,808,386	September 2017	(3,195,138)
2,364	Euro BTP Italian Government Bond Future	364,372,803	September 2017	(323,447)
439	Euro Buxl Future	84,448,211	September 2017	(2,573,465)
4,616	Euro Schatz Future	588,865,831	September 2017	358,587
4,435	Euro STOXX 50 Future	173,551,715	September 2017	(4,291,604)
1,463	Euro-Bund Future	270,100,420	September 2017	(4,241,881)
3,426	Euro-Oat Future	580,189,525	September 2017	(5,240,120)
547	FTSE 100 Index Future	51,459,858	September 2017	(339,414)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

		Underlying Face		Unrealized
Long Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - (2.2)% (Continued)
666	Hang Seng Index Future	109,138,020	July 2017	$(554,192)
725	H-Shares Index Future	47,341,461	July 2017	(577,721)
328	IBEX-35 Index Future	38,928,535	July 2017	(762,829)
2	Japan 10 Year Bond Future	2,671,947	September 2017	16,989
317	Live Cattle Future +	14,746,840	August 2017	(154,480)
88	LME Copper Future +	13,068,550	September 2017	166,099
171	LME Zinc Future +	11,799,000	September 2017	124,778
2,403	Long Gilt Future	391,951,583	September 2017	(5,975,896)
555	MSCI Taiwan Index Future	21,384,150	July 2017	(290,460)
823	Nasdaq 100 E-Mini Future	93,044,265	September 2017	(253,665)
16	Nikkei 225 (SGX) Future	2,850,837	September 2017	28,190
950	Nikkei 225 (SGX) Future	84,549,662	September 2017	650,518
960	Russell 2000 Mini Future	67,886,400	September 2017	(239,325)
2,741	S&P E-Mini Future	331,784,345	September 2017	(1,849,280)
315	S&P/TSX 60 IX Future	43,135,135	September 2017	(295,443)
348	SPI 200 Future	37,697,683	September 2017	(220,691)
349	TOPIX Index Future	50,054,601	September 2017	207,772
3,205	US 2 Year Note (CBT)	692,630,550	September 2017	(531,560)
6,152	US 5 Year Note (CBT)	724,926,691	September 2017	(2,650,512)
4,298	US 10 Year Note (CBT)	539,533,313	September 2017	(3,665,969)
2,258	US Long Bond (CBT)	347,026,375	September 2017	(2,100,594)
1,070	US Ultra Bond (CBT)	177,486,250	September 2017	(1,717,593)
	Net Unrealized Loss From Open Long Futures Contracts			$(54,816,805)

(Short) Contracts
	OPEN SHORT FUTURES CONTRACTS - (1.4)%
(117)	90-Day Euro$ Future	28,723,500	December 2018	$17,638
(2,277)	Brent Crude Future +	111,049,290	September 2017	(4,545,090)
(479)	Brent Crude Future +	23,490,160	October 2017	(984,510)
(164)	Brent Crude Future +	8,090,120	November 2017	(219,230)
(76)	Brent Crude Future +	3,768,840	December 2017	(240,920)
(822)	CBOE VIX Future	10,131,150	July 2017	(204,525)
(271)	Coffee ‘C’ Future +	12,774,263	September 2017	122,775
(1,993)	Corn Future +	39,062,800	December 2017	(566,913)
(201)	Cotton No. 2 Future +	6,893,295	December 2017	57,095
(640)	FTSE/JSE Top 40 Index Future	38,307,098	September 2017	(16,345,323)
(921)	Gasoline RBOB Future +	58,552,943	August 2017	(2,526,858)
(307)	Gasoline RBOB Future +	19,371,946	September 2017	(530,296)
(71)	Gasoline RBOB Future +	4,198,656	October 2017	(163,183)
(476)	Gold 100 oz. Future +	59,133,480	August 2017	530,920
(226)	KC HRW Wheat Future +	5,983,350	September 2017	(541,988)
(474)	KOSPI2 INX Future	32,407,158	September 2017	(149,517)
(163)	Lean Hogs Future +	5,460,500	August 2017	(180,350)
(3)	LME Lead Future +	172,031	September 2017	(5,366)
(30)	LME Nickel Future +	1,689,750	September 2017	(96,079)
(10)	LME PRI Aluminium Future +	479,875	September 2017	(11,441)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

		Underlying Face		Unrealized
(Short) Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN SHORT FUTURES CONTRACTS - (1.4)% (Continued)
(797)	Low Sulphur Gasoil G Future +	34,749,200	August 2017	$(159,125)
(259)	Low Sulphur Gasoil G Future +	11,318,300	September 2017	53,675
(107)	Low Sulphur Gasoil G Future +	4,689,275	October 2017	—
(545)	Natural Gas Future +	16,540,750	August 2017	(578,500)
(618)	Natural Gas Future +	18,731,580	September 2017	(414,410)
(347)	Natural Gas Future +	10,611,260	October 2017	(193,270)
(71)	Natural Gas Future +	2,213,780	November 2017	(57,260)
(1,107)	NY Harbor ULSD Future +	68,955,251	August 2017	(2,575,818)
(334)	NY Harbor ULSD Future +	20,911,540	September 2017	(709,922)
(53)	NY Harbor ULSD Future +	3,336,774	October 2017	(106,491)
(26)	Platinum Future +	1,204,320	October 2017	(6,820)
(379)	SGX Nifty Index	7,215,023	July 2017	96,547
(62)	Silver Future +	5,154,370	September 2017	13,230
(2,229)	Soybean Future +	106,406,888	November 2017	(3,488,713)
(110)	Soybean Meal Future +	3,423,200	December 2017	(142,100)
(959)	Soybean Oil Future +	19,183,836	December 2017	(522,486)
(97)	Wheat (CBT) Future +	2,643,250	December 2017	(242,600)
(2,041)	World Sugar #11 Future +	31,568,555	October 2017	1,220,542
(2,222)	WTI Crude Future +	102,300,880	August 2017	(663,610)
(504)	WTI Crude Future +	23,330,160	September 2017	4,960
(153)	WTI Crude Future +	7,116,030	October 2017	34,650
(78)	WTI Crude Future +	3,648,060	November 2017	19,260
	Net Unrealized Loss From Open Short Futures Contracts			$(35,001,422)

+	All or a portion of this investment is a holding of the CMHSF Fund Limited CFC

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

FORWARD FOREIGN CURRENCY CONTRACTS
							Unrealized
	Foreign Currency Units to						Appreciation/
Settlement Date	Receive/Deliver		Counterparty	In Exchange For		US Dollar Value	(Depreciation)
To Buy:
7/3/2017	2,310,000.00	AUD	Morgan Stanley	(1,771,339	) USD	(1,771,814)	475
7/5/2017	31,250,000.00	AUD	Morgan Stanley	(24,035,728	) USD	(24,004,688)	(31,040)
7/19/2017	82,020,000.00	AUD	Morgan Stanley	(62,378,175	) USD	(62,897,287)	519,112
7/19/2017	349,210,000.00	BRL	Morgan Stanley	(105,233,308	) USD	(104,928,896)	(304,412)
7/5/2017	59,470,000.00	CAD	Morgan Stanley	(45,830,706	) USD	(45,876,726)	46,020
7/19/2017	528,180,000.00	CAD	Morgan Stanley	(400,681,319	) USD	(406,858,764)	6,177,445
7/3/2017	17,780,000.00	CHF	Morgan Stanley	(18,565,757	) USD	(18,570,109)	4,352
7/19/2017	211,480,000.00	CHF	Morgan Stanley	(218,615,899	) USD	(221,120,549)	2,504,650
7/19/2017	1,531,000,000.00	CLP	Morgan Stanley	(2,316,468	) USD	(2,302,002)	(14,466)
7/19/2017	20,179,000,000.00	COP	Morgan Stanley	(6,722,967	) USD	(6,584,650)	(138,317)
7/19/2017	135,170,000.00	EUR	Morgan Stanley	(1,282,012,022	) NOK	(1,292,246,802)	1,222,342
7/19/2017	32,270,000.00	EUR	Morgan Stanley	(136,464,635	) PLN	(136,646,437)	49,021
7/19/2017	156,870,000.00	EUR	Morgan Stanley	(1,528,303,903	) SEK	(1,508,956,622)	(2,296,478)
7/19/2017	37,130,000.00	EUR	Morgan Stanley	(150,114,591	) TRY	(150,161,637)	13,282
7/3/2017	20,070,000.00	EUR	Morgan Stanley	(22,917,922	) USD	(22,894,720)	(23,202)
7/5/2017	32,000,000.00	EUR	Morgan Stanley	(36,530,174	) USD	(36,547,200)	17,026
7/19/2017	264,010,000.00	EUR	Morgan Stanley	(297,193,599	) USD	(301,439,122)	4,245,523
7/3/2017	18,390,000.00	GBP	Morgan Stanley	(23,878,354	) USD	(23,890,199)	11,845
7/5/2017	11,690,000.00	GBP	Morgan Stanley	(15,188,583	) USD	(15,214,535)	25,952
7/19/2017	129,130,000.00	GBP	Morgan Stanley	(164,628,965	) USD	(167,844,321)	3,215,356
7/3/2017	8,370,000.00	ILS	Morgan Stanley	(2,396,289	) USD	(2,398,777)	2,488
7/5/2017	7,150,000.00	ILS	Morgan Stanley	(2,045,410	) USD	(2,050,326)	4,916
7/19/2017	30,990,000.00	ILS	Morgan Stanley	(8,876,942	) USD	(8,887,229)	10,287
7/19/2017	2,740,850,000.00	INR	Morgan Stanley	(42,418,474	) USD	(42,290,661)	(127,813)
7/3/2017	1,565,000,000.00	JPY	Morgan Stanley	(13,937,872	) USD	(13,930,359)	(7,513)
7/5/2017	590,000,000.00	JPY	Morgan Stanley	(5,253,169	) USD	(5,240,020)	(13,149)
7/19/2017	25,673,000,000.00	JPY	Morgan Stanley	(231,311,882	) USD	(228,687,767)	(2,624,115)
7/19/2017	35,209,000,000.00	KRW	Morgan Stanley	(31,173,165	) USD	(30,782,454)	(390,711)
7/3/2017	240,830,000.00	MXN	Morgan Stanley	(13,318,481	) USD	(13,298,798)	(19,683)
7/5/2017	54,860,000.00	MXN	Morgan Stanley	(3,027,769	) USD	(3,024,965)	(2,804)
7/19/2017	1,975,420,000.00	MXN	Morgan Stanley	(108,655,511	) USD	(108,781,715)	126,204
7/3/2017	67,030,000.00	NOK	Morgan Stanley	(7,972,169	) USD	(8,002,542)	30,373
7/5/2017	49,130,000.00	NOK	Morgan Stanley	(5,859,900	) USD	(5,880,311)	20,411
7/19/2017	287,260,000.00	NOK	Morgan Stanley	(33,829,645	) USD	(34,307,515)	477,870
7/3/2017	12,190,000.00	NZD	Morgan Stanley	(8,906,709	) USD	(8,925,010)	18,301
7/5/2017	5,440,000.00	NZD	Morgan Stanley	(3,984,394	) USD	(3,983,168)	(1,226)
7/19/2017	202,790,000.00	NZD	Morgan Stanley	(147,133,181	) USD	(148,429,306)	1,296,125
7/5/2017	12,630,000.00	PLN	Morgan Stanley	(3,414,765	) USD	(3,410,288)	(4,477)
7/19/2017	12,630,000.00	PLN	Morgan Stanley	(3,407,776	) USD	(3,410,049)	2,273
7/19/2017	2,140,100,000.00	RUB	Morgan Stanley	(37,117,330	) USD	(35,960,616)	(1,156,714)
7/3/2017	28,910,000.00	SEK	Morgan Stanley	(3,398,978	) USD	(3,428,198)	29,220
7/5/2017	129,330,000.00	SEK	Morgan Stanley	(15,294,364	) USD	(15,342,274)	47,910
7/19/2017	536,980,000.00	SEK	Morgan Stanley	(62,409,087	) USD	(63,738,302)	1,329,215
7/3/2017	10,580,000.00	SGD	Morgan Stanley	(7,664,050	) USD	(7,684,597)	20,547
7/5/2017	11,780,000.00	SGD	Morgan Stanley	(8,553,134	) USD	(8,554,829)	1,695
7/19/2017	39,130,000.00	SGD	Morgan Stanley	(28,330,507	) USD	(28,429,100)	98,593
7/19/2017	211,380,000.00	TRY	Morgan Stanley	(59,539,617	) USD	(59,677,289)	137,672
7/3/2017	16,870,000.00	ZAR	Morgan Stanley	(1,299,251	) USD	(1,286,819)	(12,432)
7/5/2017	15,920,000.00	ZAR	Morgan Stanley	(1,217,814	) USD	(1,213,877)	(3,937)
7/19/2017	676,820,000.00	ZAR	Morgan Stanley	(52,291,637	) USD	(51,472,505)	(819,132)
Total Buys:							13,714,880

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

FORWARD FOREIGN CURRENCY CONTRACTS (Continuted)
							Unrealized
	Foreign Currency Units to						Appreciation/
Settlement Date	Receive/Deliver		Counterparty	In Exchange For		US Dollar Value	(Depreciation)
To Sell:
7/3/2017	2,310,000.00	AUD	Morgan Stanley	1,771,841	USD	1,771,814	27
7/5/2017	31,250,000.00	AUD	Morgan Stanley	23,991,732	USD	24,004,688	(12,956)
7/19/2017	102,500,000.00	AUD	Morgan Stanley	77,651,608	USD	78,602,438	(950,830)
7/19/2017	134,420,000.00	BRL	Morgan Stanley	40,285,440	USD	40,389,858	(104,418)
7/5/2017	59,470,000.00	CAD	Morgan Stanley	45,844,897	USD	45,876,726	(31,829)
7/19/2017	618,740,000.00	CAD	Morgan Stanley	461,622,853	USD	476,617,426	(14,994,573)
7/3/2017	17,780,000.00	CHF	Morgan Stanley	18,584,524	USD	18,570,109	14,415
7/19/2017	200,100,000.00	CHF	Morgan Stanley	207,280,486	USD	209,221,779	(1,941,293)
7/19/2017	978,000,000.00	CLP	Morgan Stanley	1,467,288	USD	1,470,515	(3,227)
7/19/2017	47,425,000,000.00	COP	Morgan Stanley	15,553,088	USD	15,475,347	77,741
7/19/2017	90,490,000.00	EUR	Morgan Stanley	860,135,460	NOK	865,098,862	(592,780)
7/19/2017	52,010,000.00	EUR	Morgan Stanley	218,735,392	PLN	220,234,930	(404,331)
7/19/2017	34,740,000.00	EUR	Morgan Stanley	338,365,533	SEK	334,169,395	498,072
7/19/2017	67,960,000.00	EUR	Morgan Stanley	271,394,401	TRY	274,844,731	(974,105)
7/3/2017	20,070,000.00	EUR	Morgan Stanley	22,917,933	USD	22,894,720	23,213
7/5/2017	32,000,000.00	EUR	Morgan Stanley	36,522,880	USD	36,547,200	(24,320)
7/19/2017	122,030,000.00	EUR	Morgan Stanley	136,633,097	USD	139,330,389	(2,697,292)
7/3/2017	18,390,000.00	GBP	Morgan Stanley	23,873,920	USD	23,890,199	(16,279)
7/5/2017	11,690,000.00	GBP	Morgan Stanley	15,181,703	USD	15,214,535	(32,832)
7/19/2017	147,850,000.00	GBP	Morgan Stanley	189,211,640	USD	192,176,743	(2,965,103)
7/3/2017	8,370,000.00	ILS	Morgan Stanley	2,399,862	USD	2,398,777	1,085
7/5/2017	17,750,000.00	ILS	Morgan Stanley	5,082,028	USD	5,089,971	(7,943)
7/19/2017	118,790,000.00	ILS	Morgan Stanley	33,773,576	USD	34,066,277	(292,701)
7/19/2017	254,570,000.00	INR	Morgan Stanley	3,918,330	USD	3,927,954	(9,624)
7/3/2017	1,565,000,000.00	JPY	Morgan Stanley	13,907,268	USD	13,930,359	(23,091)
7/5/2017	590,000,000.00	JPY	Morgan Stanley	5,250,960	USD	5,240,020	10,940
7/19/2017	22,993,000,000.00	JPY	Morgan Stanley	208,220,149	USD	204,815,091	3,405,058
7/19/2017	108,526,000,000.00	KRW	Morgan Stanley	96,225,071	USD	94,881,893	1,343,178
7/3/2017	240,830,000.00	MXN	Morgan Stanley	13,348,349	USD	13,298,798	49,551
7/5/2017	54,860,000.00	MXN	Morgan Stanley	3,045,496	USD	3,024,965	20,531
7/19/2017	616,590,000.00	MXN	Morgan Stanley	34,160,985	USD	33,954,156	206,829
7/3/2017	67,030,000.00	NOK	Morgan Stanley	7,984,430	USD	8,002,542	(18,112)
7/5/2017	49,130,000.00	NOK	Morgan Stanley	5,859,796	USD	5,880,311	(20,515)
7/19/2017	491,900,000.00	NOK	Morgan Stanley	58,061,085	USD	58,747,708	(686,623)
7/3/2017	12,190,000.00	NZD	Morgan Stanley	8,881,390	USD	8,925,010	(43,620)
7/5/2017	5,440,000.00	NZD	Morgan Stanley	3,984,310	USD	3,983,168	1,142
7/19/2017	282,270,000.00	NZD	Morgan Stanley	203,264,864	USD	206,603,581	(3,338,717)
7/5/2017	12,630,000.00	PLN	Morgan Stanley	3,407,987	USD	3,410,288	(2,301)
7/19/2017	189,410,000.00	PLN	Morgan Stanley	50,248,153	USD	51,139,941	(891,788)
7/19/2017	983,710,000.00	RUB	Morgan Stanley	16,635,399	USD	16,529,516	105,883
7/3/2017	28,910,000.00	SEK	Morgan Stanley	3,402,658	USD	3,428,198	(25,540)
7/5/2017	129,330,000.00	SEK	Morgan Stanley	15,311,486	USD	15,342,274	(30,788)
7/19/2017	281,510,000.00	SEK	Morgan Stanley	32,243,279	USD	33,414,596	(1,171,317)
7/3/2017	10,580,000.00	SGD	Morgan Stanley	7,664,445	USD	7,684,597	(20,152)
7/5/2017	11,780,000.00	SGD	Morgan Stanley	8,558,496	USD	8,554,829	3,667
7/19/2017	55,740,000.00	SGD	Morgan Stanley	40,224,079	USD	40,496,755	(272,676)
7/19/2017	3,050,000.00	TRY	Morgan Stanley	862,895	U	SD 861,083	1,812
7/3/2017	16,870,000.00	ZAR	Morgan Stanley	1,297,135	USD	1,286,819	10,316
7/5/2017	15,920,000.00	ZAR	Morgan Stanley	1,214,118	USD	1,213,877	241
7/19/2017	32,790,000.00	ZAR	Morgan Stanley	2,510,497	USD	2,493,696	16,801
						Total Sells:	(26,811,174)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST TIME VALUE TRADING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 66.6%
2,808,486	Fidelity Prime Money Market Portfolio, Institutional Class, 0.43% *	$2,808,486
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,808,486)	2,808,486

	TOTAL INVESTMENTS - 66.6% (Cost - $2,808,486) (a)	$2,808,486
	OTHER ASSETS LESS LIABILITIES - 33.4%	1,410,063
	NET ASSETS - 100.0%	$4,218,549

*	Rate shown represents the rate at June 30 2017 is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, is $2,808,486.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2017

		Catalyst Hedged	Catalyst Hedged	Catalyst Intelligent
	Catalyst Insider	Commodity	Futures	Alternative	Catalyst Macro
	Long/Short Fund	Strategy Fund	Strategy Fund	Fund	Strategy Fund
		(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$3,264,282	$101,726,669	$2,269,226,130	$146,252	$16,501,427
Investments in Affiliated securities, at cost	—	13,074,254	234,778,395	2,301,584	4,617,863
Total Securities at Cost	$3,264,282	$114,800,923	$2,504,004,525	$2,447,836	$21,119,290

Investments in Unaffiliated securities, at value	$3,550,162	$100,007,379	$2,251,368,997	$146,252	$19,540,747
Investments in Affiliated securities, at value	—	13,074,254	234,778,395	2,158,469	4,617,863
Total Securities at Value	$3,550,162	$113,081,633	$2,486,147,392	$2,304,721	$24,158,610
Cash	—	—	—	—	915,969
Dividends and interest receivable	6,192	177,871	4,624,034	74	4,802
Receivable for Fund shares sold	5,857	77,128	1,780,017	—	—
Receivable for securities sold	43,470	—	—	—	6,146
Due from Manager	17,710	—	—	3,759	—
Cash Deposits with Broker	638,478	2,266,945	53,463,747	—	—
Prepaid expenses and other assets	37,563	48,830	94,256	5,756	33,226
Total Assets	4,299,432	115,652,407	2,546,109,446	2,314,310	25,118,753

LIABILITIES:
Options written, at value (premiums received $0, $4,791,970, $137,120,313, $0, $2,648,989)	—	2,466,970	104,643,750	—	2,400,538
Securities sold short (proceeds $853,966, $0, $0, $0, $0)	829,259	—	—	—	—
Management fees payable	—	152,831	3,607,180	—	81,972
Payable for securities purchased	—	—	—	—	29,836
Payable for Fund shares redeemed	—	81,506	7,883,336	—	41,971
Dividends payable on securities sold short	787	—	—	—	118
Administration fees payable	376	4,888	110,096	638	3,231
Trustee fee payable	2,372	2,528	2,474	2,527	2,522
Compliance Officer fees payable	—	513	632	—	13
Accrued 12b-1 fees	1,395	25,746	1,376,572	244	660
Accrued expenses and other liabilities	17,912	28,557	623,039	18,378	25,210
Total Liabilities	852,101	2,763,539	118,247,079	21,787	2,586,071

Net Assets	$3,447,331	$112,888,868	$2,427,862,367	$2,292,523	$22,532,682

NET ASSETS CONSIST OF:
Paid in capital	$12,943,345	$111,466,986	$3,313,777,386	$2,478,316	$57,188,637
Accumulated net investment income (loss)	(18,119)	835,964	(19,995,675)	(705)	(257,044)
Accumulated net realized gain (loss) on investments, securities sold short, options purchased, options written and futures	(9,788,483)	(19,792)	(880,538,774)	(41,973)	(37,686,682)
Net unrealized appreciation (depreciation) on investments, securities sold short, options purchased, options written and futures	310,588	605,710	14,619,430	(143,115)	3,287,771
Net Assets	$3,447,331	$112,888,868	$2,427,862,367	$2,292,523	$22,532,682

Class A
Net Assets	$2,168,869	$38,937,959	$634,388,122	$360,477	$7,703,807
Shares of beneficial interest outstanding (a)	231,386	3,551,179	73,645,165	38,136	918,126
Net asset value per share	$9.37	$10.96	$8.61	$9.45	$8.39
Maximum offering price per share (b)	$9.94	$11.63	$9.14	$10.03	$8.90
Minimum redemption price per share (c)	$9.28	$10.85	$8.52	$9.36	$8.31

Class C
Net Assets	$954,076	$13,503,649	$270,359,800	$190,462	$3,178,090
Shares of beneficial interest outstanding (a)	105,626	1,243,969	32,383,999	20,479	383,130
Net asset value, offering price and redemption price per share	$9.03	$10.86	$8.35	$9.30	$8.30

Class I
Net Assets	$324,386	$60,447,260	$1,523,114,445	$1,741,584	$11,650,785
Shares of beneficial interest outstanding (a)	34,294	5,492,742	175,112,974	185,202	1,380,747
Net asset value, offering price and redemption price per share	$9.46	$11.00	$8.70	$9.40	$8.44

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2017

	Catalyst/Auctos	Catalyst	Catalyst/Millburn
	Multi Strategy	Exceed Defined	Hedge Strategy	Catalyst Time Value
	Fund	Risk Fund	Fund	Trading Fund
	(Consolidated)		(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$671,510	$4,131,079	$2,196,089,460	$2,808,486
Investments in Affiliated securities, at cost	8,062,142	—	—	—
Total Securities at Cost	$8,733,652	$4,131,079	$2,196,089,460	$2,808,486

Investments in Unaffiliated securities, at value	$671,510	$4,144,499	$2,282,901,584	$2,808,486
Investments in Affiliated securities, at value	8,062,142	—	—	—
Total Securities at Value	$8,733,652	$4,144,499	$2,282,901,584	$2,808,486
Receivable for Fund shares sold	4,097	66,849	10,776,059	—
Dividends and interest receivable	5,680	1,195	1,718,035	1,140
Futures unrealized appreciation	412,541	—	4,025,560	—
Cash	—	—	361,864	73,880
Due from Manager	6,945	16,180	—	—
Deposits with Broker for Futures	1,600,645	13,595	271,360,130	1,341,336
Unrealized appreciation on forward currency exchange contracts	—	—	27,497,003	—
Prepaid expenses and other assets	13,628	20,493	86,164	17,723
Total Assets	10,777,188	4,262,811	2,598,726,399	4,242,565

LIABILITIES:
Options written, at value (premiums received $0, $212,481, $0, $0)	—	199,665	—	—
Management fees payable	—	—	3,421,874	3,433
Futures unrealized depreciation	491,010	—	93,843,787	—
Payable for securities purchased	—	323,018	—	—
Payable for Fund shares redeemed	26,925	—	10,622,014	—
Unrealized depreciation on forward currency exchange contracts	—	—	40,593,297	—
Administration fees payable	1,527	776	99,530	705
Trustee fee payable	1,188	2,538	2,525	2,530
Compliance officer fees payable	22	4	2	—
Accrued 12b-1 fees	528	5,764	312,507	1,028
Accrued expenses and other liabilities	22,606	18,062	243,877	16,320
Total Liabilities	543,806	549,827	149,139,413	24,016

Net Assets	$10,233,382	$3,712,984	$2,449,586,986	$4,218,549

NET ASSETS CONSIST OF:
Paid in capital	$10,869,471	$4,625,865	$2,410,233,813	$16,330,008
Accumulated net investment income (loss)	(414,400)	16,378	12,183,487	(39,075)
Accumulated net realized gain (loss) on investments, options purchased, options written, forward exchange contracts and futures	(135,760)	(955,495)	44,220,673	(12,072,384)
Net unrealized appreciation (depreciation) on investments, options purchased, options written, forward exchange contracts and futures	(85,929)	26,236	(17,050,987)	—
Net Assets	$10,233,382	$3,712,984	$2,449,586,986	$4,218,549

Class A
Net Assets	$653,305	$598,784	$347,156,465	$2,068,406
Shares of beneficial interest outstanding (a)	44,158	62,708	11,641,038	249,340
Net asset value per share	$14.79	$9.55	$29.82	$8.30
Maximum offering price per share (b)	$15.69	$10.13	$31.64	$8.81
Minimum redemption price per share (c)	$14.64	$9.45	$29.52	$8.22

Class C
Net Assets	$421,082	$178,951	$222,343,629	$744,723
Shares of beneficial interest outstanding (a)	28,826	19,361	7,523,029	91,836
Net asset value, offering price and redemption price per share	$14.61	$9.24	$29.56	$8.11

Class I
Net Assets	$9,158,995	$2,935,249	$1,880,086,892	$1,405,420
Shares of beneficial interest outstanding (a)	619,438	305,516	62,882,437	168,412
Net asset value, offering price and redemption price per share	$14.79	$9.61	$29.90	$8.35

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchases.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the year Ended June 30, 2017

	Catalyst	Catalyst Hedged	Catalyst Hedged	Catalyst Intelligent	Catalyst Macro
	Insider Long/	Commodity	Futures Strategy	Alternative	Strategy
	Short Fund	Strategy Fund	Fund	Fund	Fund
		(Consolidated)
Investment Income:
Dividend income	$117,022	$79,268	$3,545,150	$—	$13,524
Dividend Income - affiliated securities	—	—	—	31,714	—
Interest income	5,214	390,999	18,945,252	445	171,824
Interest income - affiliated securities	—	66,921	1,371,893	—	54,691
Total Investment Income	122,236	537,188	23,862,295	32,159	240,039

Operating Expenses:
Investment management fees	51,027	1,467,974	60,601,333	10,815	578,773
12b-1 Fees:
Class A	6,343	88,672	2,728,951	1,051	33,411
Class C	10,906	85,308	3,522,214	2,369	52,609
Administration fees	9,089	28,665	974,413	3,736	24,587
Management services fees	4,905	24,907	830,295	5,457	14,081
Registration fees	34,117	32,603	49,971	8,703	50,261
Networking fees	4,576	61,222	2,576,311	—	25,462
Audit fees	13,250	15,268	12,251	14,250	13,251
Custody fees	5,860	3,188	119,624	5,665	5,757
Printing expense	4,392	17,597	399,786	2,639	10,560
Compliance officer fees	5,112	7,408	79,830	5,472	6,457
Trustees’ fees	5,475	8,816	8,718	7,793	7,768
Legal fees	17,515	11,854	145,754	5,443	9,539
Insurance expense	161	164	51,001	84	2,379
Dividend expense	11,020	—	—	—	34,294
Interest expense	20,923	—	1,376,499	—	370,693
Miscellaneous expense	—	2,717	178,612	1,054	8,152
Total Operating Expenses	204,671	1,856,363	73,655,563	74,531	1,248,034
Less: Expenses waived/reimbursed by Manager	(94,357)	(7,349)	—	(63,634)	(104,170)
Net Operating Expenses	110,314	1,849,014	73,655,563	10,897	1,143,864

Net Investment Income (Loss)	11,922	(1,311,826)	(49,793,268)	21,262	(903,825)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	998,045	7,137	2,814,219	—	(164,115)
Affiliated securities	—	—	—	21,574	—
Securities sold short	(741,777)	—	—	—	(4,115,829)
Distribution of realized gains by underlying investment companies	—	907	41,631	—	—
Options purchased	—	(11,129,187)	(685,264,234)	—	(3,943,075)
Options written	—	14,421,537	(12,779,970)	—	(3,229,105)
Futures	—	(993,807)	174,051,608	—	—
Foreign currency transactions	—	—	—	—	117
Net realized gain (loss)	256,268	2,306,587	(521,136,746)	21,574	(11,452,007)

Net change in unrealized appreciation (depreciation) on:
Investments	(258,676)	368,168	(19,737,768)	—	1,561,128
Affiliated securities	—	(138,421)	—
Securities sold short	132,974	—	—	—	13,554
Options purchased	—	(1,748,428)	115,238,769	—	(642,850)
Options written	—	1,819,386	(209,108,312)	—	1,751,407
Net change in unrealized appreciation (depreciation)	(125,702)	439,126	(113,607,311)	(138,421)	2,683,239

Net Realized and Unrealized Gain (Loss) on Investments	130,566	2,745,713	(634,744,057)	(116,847)	(8,768,768)

Net Increase (Decrease) in Net Assets Resulting From Operations	$142,488	$1,433,887	$(684,537,325)	$(95,585)	$(9,672,593)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the year Ended June 30, 2017

	Catalyst/Auctos	Catalyst	Catalyst/Millburn	Catalyst
	Multi Strategy	Exceed Defined	Hedge Strategy	Time Value
	Fund	Risk Fund	Fund	Trading Fund
	(Consolidated)		(Consolidated)
Investment Income:
Dividend Income	$—	$48,919	$13,076,461	$—
Interest Income	11,909	1,084	3,574,499	9,010
Interest income - affiliated securities	51,025	—	—	—
Total Investment Income	62,934	50,003	16,650,960	9,010

Operating Expenses:
Investment management fees	230,795	21,394	22,332,089	73,352
12b-1 Fees:
Class A	3,384	3,189	524,388	6,014
Class C	4,743	418	1,100,548	4,149
Administration fees	11,239	5,923	368,682	4,547
Management services fees	8,036	5,391	306,348	5,967
Registration fees	27,848	11,250	73,095	32,098
Networking fees	10,531	1,008	846,837	2,424
Audit fees	15,264	13,215	14,290	12,251
Custody fees	5,176	4,787	83,505	4,800
Printing expense	3,521	6,589	124,351	2,488
Compliance officer fees	5,686	6,948	39,895	9,581
Trustees’ fees	6,513	7,779	7,796	7,783
Legal fees	9,066	12,720	19,147	5,620
Insurance expense	285	69	1,192	124
Interest expense	1,344	742	—	—
Miscellaneous expense	2,647	1,609	23,274	931
Total Operating Expenses	346,078	103,031	25,865,437	172,129
Less: Expenses waived/reimbursed by Manager	(75,090)	(77,167)	(115,543)	(78,565)
Net Operating Expenses	270,988	25,864	25,749,894	93,564

Net Investment Income (Loss)	(208,054)	24,139	(9,098,934)	(84,554)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	—	193,026	318,644	—
Distribution of realized gains by underlying investment companies	—	—	246,340	—
Options purchased	—	(196,788)	—	(4,227)
Options written	—	168,314	—	511,940
Futures	82,565	—	96,269,338	(32,940)
Foreign currency transactions	15,623	—	(19,378,868)	—
Net realized gain (loss)	98,188	164,552	77,455,454	474,773

Net change in unrealized appreciation (depreciation) on:
Investments	—	45,367	84,032,164	—
Options purchased	—	20,877	—	—
Options written	—	2,638	—	—
Futures	(566,195)	—	(97,352,057)	—
Foreign currency translations	(15,419)	—	(14,946,287)	—
Net change in unrealized appreciation (depreciation)	(581,614)	68,882	(28,266,180)	—

Net Realized and Unrealized Gain (Loss) on Investments	(483,426)	233,434	49,189,274	474,773

Net Increase (Decrease) in Net Assets Resulting From Operations	$(691,480)	$257,573	$40,090,340	$390,219

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Insider Long/Short Fund		Catalyst Hedged Commodity Strategy Fund		Catalyst Hedged Futures Strategy Fund
			(Consolidated)
				For the
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016 (a)	June 30, 2017	June 30, 2016
Operations:
Net investment income (loss)	$11,922	$(203,215)	$(1,311,826)	$(99,156)	$(49,793,268)	$(39,033,623)
Net realized gain (loss) on investments	256,268	(1,391,957)	2,306,587	1,120,113	(521,136,746)	90,568,550
Net change in unrealized appreciation (depreciation) on investments	(125,702)	(198,824)	439,126	166,584	(113,607,311)	112,083,695
Net increase (decrease) in net assets resulting from operations	142,488	(1,793,996)	1,433,887	1,187,541	(684,537,325)	163,618,622

Distributions to Shareholders from:
Net investment income
Class A	—	—	(474,767)	—	—	—
Class C	—	—	(63,873)	—	—	—
Class I	—	—	(539,642)	—	—	—
Net realized gains
Class A	—	—	(54,561)	—	(116,350,704)	(9,650,975)
Class C	—	—	(9,754)	—	(37,943,289)	(2,754,942)
Class I	—	—	(56,949)	—	(199,955,509)	(14,374,505)
Total distributions to shareholders	—	—	(1,199,546)	—	(354,249,502)	(26,780,422)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,649,963	2,522,880	58,144,150	8,753,660	722,456,628	958,853,327
Class C	572,817	435,948	15,454,414	2,561,179	169,485,283	248,624,853
Class I	178,156	881,540	71,592,242	7,226,323	1,478,108,468	1,619,073,983
Reinvestment of distributions
Class A	—	—	491,010	—	105,230,935	8,639,139
Class C	—	—	53,684	—	34,579,801	2,630,874
Class I	—	—	520,420	—	172,776,588	12,239,831
Cost of shares redeemed
Class A	(3,339,133)	(6,830,977)	(28,465,614)	(293,287)	(960,882,679)	(308,990,982)
Class C	(931,446)	(1,364,275)	(4,763,311)	(122,271)	(146,191,257)	(43,176,627)
Class I	(650,979)	(4,898,642)	(18,275,763)	(1,409,850)	(1,427,352,228)	(391,861,039)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,520,622)	(9,253,526)	94,751,232	16,715,754	148,211,539	2,106,033,359

Total Increase (Decrease) in Net Assets	(2,378,134)	(11,047,522)	94,985,573	17,903,295	(890,575,288)	2,242,871,559

Net Assets:
Beginning of year/period	5,825,465	16,872,987	17,903,295	—	3,318,437,655	1,075,566,096
End of year/period*	$3,447,331	$5,825,465	$112,888,868	$17,903,295	$2,427,862,367	$3,318,437,655
* Includes accumulated net investment loss at end of year/period of:	$(18,119)	$(72,660)	$835,964	$849,244	$(19,995,675)	$—

Share Activity:
Class A
Shares Sold	181,264	237,626	5,312,294	866,093	65,921,785	87,315,580
Shares Reinvested	—	—	47,810	—	10,512,586	794,038
Shares Redeemed	(367,204)	(680,239)	(2,644,525)	(30,493)	(98,901,775)	(28,132,986)
Net increase (decrease) in shares of Beneficial interest	(185,940)	(442,613)	2,715,579	835,600	(22,467,404)	59,976,632

Class C
Shares Sold	77,625	42,140	1,447,887	247,091	15,687,199	22,987,478
Shares Reinvested	—	—	5,258	—	3,550,287	246,106
Shares Redeemed	(104,667)	(138,326)	(444,098)	(12,169)	(15,769,021)	(3,990,924)
Net increase (decrease) in shares of Beneficial interest	(27,042)	(96,186)	1,009,047	234,922	3,468,465	19,242,660

Class I
Shares Sold	22,494	84,115	6,572,949	714,113	138,938,148	146,501,301
Shares Reinvested	—	—	50,575	—	17,123,547	1,119,838
Shares Redeemed	(70,839)	(463,144)	(1,703,006)	(141,889)	(146,271,397)	(35,487,766)
Net increase (decrease) in shares of Beneficial interest	(48,345)	(379,029)	4,920,518	572,224	9,790,298	112,133,373

(a)	The Catalyst Hedged Commodity Strategy Fund commenced operations on September 30, 2015.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Intelligent Alternative Fund		Catalyst Macro Strategy Fund		Catalyst/Auctos Multi Strategy Fund
					(Consolidated)
						For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016 (a)
Operations:
Net investment income (loss)	$21,262	$10,542	$(903,825)	$(2,849,979)	$(208,054)	$(148,778)
Net realized gain (loss) on investments	21,574	(55,590)	(11,452,007)	(24,397,696)	98,188	(979,708)
Net change in unrealized appreciation (depreciation) on investments	(138,421)	5,725	2,683,239	923,705	(581,614)	495,685
Net increase (decrease) in net assets resulting from operations	(95,585)	(39,323)	(9,672,593)	(26,323,970)	(691,480)	(632,801)

Distributions to Shareholders from:
Net investment income
Class A	(344)	(21,528)	—	—	(1,970)	—
Class C	—	(2,192)	—	—	—	—
Class I	(14,155)	(5,476)	—	—	(78,508)	—
Net realized gains
Class A	—	(8,501)	—	(484,173)	—	—
Class C	—	(956)	—	(95,953)	—	—
Class I	—	(1,962)	—	(615,748)	—	—
Total distributions to shareholders	(14,499)	(40,615)	—	(1,195,874)	(80,478)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	150,080	3,502,130	3,892,230	118,150,191	113,375	15,363,562
Class C	14,547	429,817	512,895	19,696,677	110,098	745,579
Class I	1,483,788	981,011	6,253,318	127,848,916	4,416,089	17,974,430
Reinvestment of distributions
Class A	345	30,019	—	445,243	1,490	—
Class C	—	3,139	—	93,680	—	—
Class I	3,436	5,655	—	533,421	69,809	—
Cost of shares redeemed
Class A	(349,116)	(3,098,416)	(21,162,313)	(91,740,122)	(1,252,136)	(12,857,339)
Class C	(150,033)	(98,817)	(6,777,137)	(7,381,161)	(236,898)	(162,972)
Class I	(187,056)	(512,724)	(34,553,332)	(82,881,136)	(6,554,866)	(6,092,080)
Net increase (decrease) in net assets from share transactions of beneficial interest	965,991	1,241,814	(51,834,339)	84,765,709	(3,333,039)	14,971,180

Total Increase (Decrease) in Net Assets	855,907	1,161,876	(61,506,932)	57,245,865	(4,104,997)	14,338,379

Net Assets:
Beginning of year/period	1,436,616	274,740	84,039,614	26,793,749	14,338,379	—
End of year/period*	$2,292,523	$1,436,616	$22,532,682	$84,039,614	$10,233,382	$14,338,379
* Includes accumulated net investment income (loss) at end of year/period of:	$(705)	$(8,478)	$(257,044)	$(1,117,202)	$(414,400)	$49,444

Share Activity:
Class A
Shares Sold	15,589	356,459	435,171	9,919,940	7,471	961,073
Shares Reinvested	36	3,057	—	35,449	101	—
Shares Redeemed	(35,750)	(321,988)	(2,359,406)	(8,152,409)	(83,100)	(841,387)
Net increase (decrease) in shares of Beneficial interest	(20,125)	37,528	(1,924,235)	1,802,980	(75,528)	119,686

Class C
Shares Sold	1,542	43,581	59,164	1,642,282	7,338	48,293
Shares Reinvested	—	321	—	7,465	—	—
Shares Redeemed	(15,651)	(10,212)	(752,201)	(683,407)	(15,987)	(10,818)
Net increase (decrease) in shares of Beneficial interest	(14,109)	33,690	(693,037)	966,340	(8,649)	37,475

Class I
Shares Sold	150,987	99,017	720,714	10,577,092	290,765	1,158,110
Shares Reinvested	361	576	—	42,335	4,745	—
Shares Redeemed	(19,603)	(52,971)	(3,863,474)	(7,455,069)	(441,837)	(392,345)
Net increase (decrease) in shares of Beneficial interest	131,745	46,622	(3,142,760)	3,164,358	(146,327)	765,765

(a)	The Catalyst/Auctos Multi Strategy Fund commenced operations on August 13, 2015.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Exceed Defined Risk Fund		Catalyst/Millburn Hedge Strategy Fund (a)		Catalyst Time Value Trading Fund
			(Consolidated)
				For the
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016 (a)	June 30, 2017	June 30, 2016
Operations:
Net investment income (loss)	$24,139	$(22,569)	$(9,098,934)	$(289,282)	$(84,554)	$(442,578)
Net realized gain (loss) on investments	164,552	(1,061,585)	77,455,454	9,688,056	474,773	(12,294,207)
Net change in unrealized appreciation (depreciation) on investments	68,882	(69,504)	(28,266,180)	11,215,193	—	(252,950)
Net increase (decrease) in net assets resulting from operations	257,573	(1,153,658)	40,090,340	20,613,967	390,219	(12,989,735)

Distributions to Shareholders from:
Net investment income
Class A	—	—	(2,470,225)	—	—	—
Class C	—	—	(903,719)	—	—	—
Class I	—	—	(11,035,764)	—	—	—
Net realized gains
Class A	—	(782,416)	(1,180,110)	—	—	(515,421)
Class C	—	(25,367)	(542,190)	—	—	(152,822)
Class I	—	(29,479)	(4,647,556)	—	—	(748,102)

Total distributions to shareholders	—	(837,262)	(20,779,564)	—	—	(1,416,345)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	480,482	509,998	411,187,710	36,299,587	124,266	29,694,800
Class C	165,582	59,500	220,139,104	26,257,339	493,688	883,991
Class I	3,016,229	50,079	1,895,043,647	205,124,065	156,100	11,242,340
Reinvestment of distributions
Class A	—	774,760	3,406,481	—	—	493,791
Class C	—	25,367	1,324,099	—	—	142,705
Class I	—	21,302	13,668,591	—	—	732,674
Cost of shares redeemed
Class A	(2,994,778)	(2,994,087)	(107,447,307)	(1,728,667)	(970,816)	(60,557,001)
Class C	(47,893)	(184,236)	(27,019,460)	(725,734)	(223,245)	(1,368,226)
Class I	(183,050)	(915,693)	(261,194,492)	(4,672,720)	(285,605)	(14,277,809)
Net increase (decrease) in net assets from share transactions of beneficial interest	436,572	(2,653,010)	2,149,108,373	260,553,870	(705,612)	(33,012,735)

Total Increase (Decrease) in Net Assets	694,145	(4,643,930)	2,168,419,149	281,167,837	(315,393)	(47,418,815)

Net Assets:
Beginning of year/period	3,018,839	7,662,769	281,167,837	—	4,533,942	51,952,757
End of year/period*	$3,712,984	$3,018,839	$2,449,586,986	$281,167,837	$4,218,549	$4,533,942
* Includes accumulated net investment income (loss) at end of year/period of:	$16,378	$(2,494)	$12,183,487	$6,595,576	$(39,075)	$(56,394)

Share Activity:
Class A
Shares Sold	51,092	48,331	13,877,367	1,358,896	16,015	2,706,511
Shares Reinvested	—	86,662	117,593	—	—	63,306
Shares Redeemed	(332,298)	(329,097)	(3,648,620)	(64,198)	(122,666)	(6,349,933)
Net increase (decrease) in shares of Beneficial interest	(281,206)	(194,104)	10,346,340	1,294,698	(106,651)	(3,580,116)

Class C
Shares Sold	18,010	5,246	7,425,269	989,768	62,450	83,353
Shares Reinvested	—	2,893	45,963	—	—	18,485
Shares Redeemed	(5,586)	(19,315)	(910,731)	(27,240)	(29,074)	(157,679)
Net increase (decrease) in shares of Beneficial interest	12,424	(11,176)	6,560,501	962,528	33,376	(55,841)

Class I
Shares Sold	316,433	4,242	63,544,340	7,774,230	19,777	1,112,228
Shares Reinvested	—	2,372	471,164	—	—	93,693
Shares Redeemed	(19,706)	(83,221)	(8,733,767)	(173,530)	(36,387)	(1,628,144)
Net increase (decrease) in shares of Beneficial interest	296,727	(76,607)	55,281,737	7,600,700	(16,610)	(422,223)

(a)	The Catalyst/Millburn Hedged Strategy Fund commenced operations on December 28, 2015.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$9.25	$10.90	$11.62		$10.34	$10.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05	(0.21)	(0.20)		(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	0.07	(1.44)	(0.37)		1.81	0.23
Total from investment operations	0.12	(1.65)	(0.57)		1.67	0.19

LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(0.15)		(0.39)	—
Total distributions	—	—	(0.15)		(0.39)	—

Net asset value, end of year	$9.37	$9.25	$10.90		$11.62	$10.34

Total return (B)	1.30%	(15.14)%	(4.88	)% (G,H)	16.99%	1.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,169	$3,862	$9,375		$10,541	$2,105
Ratios to average net assets (including dividend and interest expense) (C)
Expenses, before wavier and reimbursement (E)	4.89%	4.02%	3.55%		5.63%	4.48%
Expenses, net waiver and reimbursement (E)	2.57%	3.29%	3.12%		3.60%	2.21%
Ratios of net Investment (loss) (including dividend and interest expense)
Net investment (loss), before waiver and reimbursement (E,F)	(1.87)%	(1.71)%	(2.24)%		(3.32)%	(2.70)%
Net investment income (loss), net waiver and reimbursement (E,F)	0.45%	(2.03)%	(1.81)%		(1.29)%	(0.43)%
Portfolio turnover rate	121%	184%	239%		207%	253%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014	June 30, 2013

Net asset value, beginning of year	$9.00	$10.68	$11.47		$10.25	$10.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.04)	(0.28)	(0.27)		(0.22)	(0.09)
Net realized and unrealized gain (loss) on investments	0.07	(1.40)	(0.37)		1.83	0.21
Total from investment operations	0.03	(1.68)	(0.64)		1.61	0.12

LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(0.15)		(0.39)	—
Total distributions	—	—	(0.15)		(0.39)	—

Net asset value, end of year	$9.03	$9.00	$10.68		$11.47	$10.25

Total return (B)	0.33%	(15.73)%	(5.56	)% (G,H)	16.53%	1.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$954	$1,193	$2,444		$2,341	$618
Ratios to average net assets (including dividend and interest expense) (D)
Expenses, before wavier and reimbursement (E)	5.60%	4.77%	4.30%		6.38%	5.23%
Expenses, net waiver and reimbursement (E)	3.27%	4.11%	3.87%		4.35%	2.96%
Ratios of net Investment (loss) (including dividend and interest expense)
Net investment (loss), before waiver and reimbursement (E)(F)	(2.73)%	(2.48)%	(2.98)%		(4.11)%	(3.45)%
Net investment (loss), net waiver and reimbursement (E)(F)	(0.40)%	(2.81)%	(2.54)%		(2.08)%	(1.18)%
Portfolio turnover rate	121%	184%	239%		207%	253%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	4.09%	2.48%	2.11%	3.48%	3.52%
Expenses, net waiver and reimbursement	1.75%	1.75%	1.67%	1.45%	1.25%

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	4.85%	3.23%	2.86%	4.23%	4.27%
Expenses, net waiver and reimbursement	2.50%	2.50%	2.42%	2.20%	2.00%

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(H)	Includes increase from payments made by the Administrator of 0.26% related to the pricing errors reimbursement. Without these transactions, total return would have been (5.14)% for the A shares and (5.82)% for the C shares.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$9.32	$10.95	$11.62		$11.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(B)	0.10	(0.17)	(0.25)		(0.01)
Net realized and unrealized gain (loss) on investments	0.04	(1.46)	(0.27)		(0.24	) (F)
Total from investment operations	0.14	(1.63)	(0.52)		(0.25)

LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(0.15)		—
Total distributions	—	—	(0.15)		—

Net asset value, end of period	$9.46	$9.32	$10.95		$11.62

Total return (C)	1.50%	(14.89)%	(4.44	)% (J,K)	(2.11	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$324	$770	$5,054		$200
Ratios to average net assets (including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	4.54%	3.77%	3.31%		3.89	% (E)
Expenses, net waiver and reimbursement (H)	2.22%	2.77%	2.70%		3.25	% (E)
Ratios of net Investment (loss) (including dividend and interest expense)
Net investment (loss), before waiver and reimbursement (H)(I)	(1.31)%	(1.41)%	(3.01)%		(1.44	)% (E)
Net investment income (loss), net waiver and reimbursement (H)(I)	0.99%	(1.68)%	(2.36)%		(0.80	)% (E)
Portfolio turnover rate	121%	184%	239%		2.07	(D)

(A)	The Catalyst Insider Long/Short Fund Class I commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	3.81%	2.23%	1.90%	1.89	% (E)
Expenses, net waiver and reimbursement	1.50%	1.38%	1.25%	1.25	% (E)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(K)	Includes increase from payments made by the Administrator of 0.26% related to the pricing errors reimbursement. Without these transactions, total return would have been (4.70)%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Commodity Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Period

	Class A			Class C			Class I
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2017	June 30, 2016 (A)		June 30, 2017	June 30, 2016 (A)		June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of period	$10.90	$10.00		$10.84	$10.00		$10.92	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.17)	(0.14)		(0.25)	(0.20)		(0.15)	(0.12)
Net realized and unrealized gain(loss) on investments	0.35	1.04		0.36	1.04		0.36	1.04
Total from investment operations	0.18	0.90		0.11	0.84		0.21	0.92

LESS DISTRIBUTIONS:
From net investment income	(0.11)	—		(0.08)	—		(0.12)	—
From net realized gains on investments	(0.01)	—		(0.01)	—		(0.01)	—
Total distributions	(0.12)	—		(0.09)	—		(0.13)	—

Net asset value, end of period	$10.96	$10.90		$10.86	$10.84		$11.00	$10.92

Total return (C)	1.73%	9.00	% (D)	1.10%	8.40	% (D)	2.00%	9.20	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$38,938	$9,107		$13,504	$2,547		$60,447	$6,249
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.24%	3.51	% (E)	2.99%	4.26	% (E)	1.99%	3.26	% (E)
Expenses, net waiver and reimbursement (F)	2.24%	2.24	% (E)	2.99%	2.99	% (E)	1.99%	1.99	% (E)
Net investment (loss), before waiver and reimbursement (F,G)	(1.62)%	(3.02	)% (E)	(2.35)%	(3.79	)% (E)	(1.36)%	(2.92	)% (E)
Net investment (loss), net waiver and reimbursement (F,G)	(1.62)%	(1.81	)% (E)	(2.35)%	(2.60	)% (E)	(1.36)%	(1.58	)% (E)
Portfolio turnover rate	19%	194	% (D)	19%	194	% (D)	19%	194	% (D)

(A)	The Catalyst Hedged Commodity Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$11.41	$10.86	$10.77		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.16)	(0.20)	(0.23)		(0.19)
Net realized and unrealized gain on investments	(1.56)	0.89	0.42		0.96
Total from investment operations	(1.72)	0.69	0.19		0.77

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.08)	(0.14)	(0.10)		—
Total distributions	(1.08)	(0.14)	(0.10)		—

Net asset value, end of period	$8.61	$11.41	$10.86		$10.77

Total return (C)	(16.39)%	6.39%	1.83	% (E)	7.70	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$634,388	$1,096,675	$392,282		$82,458
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (G,I)	2.20%	2.17%	2.19%		2.29	% (F)
Ratio of net investment loss to average net assets (G,H)	(1.51)%	(1.80)%	(2.12)%		(2.25	)% (F)
Portfolio turnover rate	54%	177%	0%		0	% (D)

	Class C (A)
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$11.17	$10.71	$10.70		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.23)	(0.28)	(0.30)		(0.26)
Net realized and unrealized gain (loss) on investments	(1.51)	0.88	0.41		0.96
Total from investment operations	(1.74)	0.60	0.11		0.70

LESS DISTRIBUTIONS:
From net investment income	—	—	—		—
From net realized gains on investments	(1.08)	(0.14)	(0.10)		—
Total distributions	(1.08)	(0.14)	(0.10)		—

Net asset value, end of period	$8.35	$11.17	$10.71		$10.70

Total return (C)	(17.02)%	5.63%	1.09	% (E)	7.00	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$270,360	$323,055	$103,602		$13,512
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (G,I)	2.95%	2.92%	2.94%		3.04	% (F)
Ratio of net investment loss to average net assets (G,H)	(2.25)%	(2.55)%	(2.87)%		(2.98	)% (F)
Portfolio turnover rate	54%	177%	0%		0	% (D)

(A)	The Catalyst Hedged Futures Strategy Fund Class A, Class C and Class I shares commenced operations on August 30, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Ratio of expenses to average net assets (excluding interest expense) for June 30, 2017.

Class A	2.16%
Class C	2.91%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014

Net asset value, beginning of period	$11.48	$10.90	$10.78		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.13)	(0.17)	(0.20)		(0.17)
Net realized and unrealized gain (loss) on investments	(1.57)	0.89	0.42		0.95
Total from investment operations	(1.70)	0.72	0.22		0.78

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.08)	(0.14)	(0.10)		—
Total distributions	(1.08)	(0.14)	(0.10)		—

Net asset value, end of period	$8.70	$11.48	$10.90		$10.78

Total return (C)	(16.17)%	6.64%	2.11	% (E)	7.80	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,523,114	$1,898,708	$579,682		$62,485
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (G,I)	1.95%	1.92%	1.94%		2.04	% (F)
Ratio of net investment loss to average net assets (G,H)	(1.25)%	(1.54)%	(1.87)%		(1.96	)% (F)
Portfolio turnover rate	54%	177%	0%		0	% (D)

(A)	The Catalyst Hedged Futures Strategy Fund Class A, Class C and Class I shares commenced operations on August 30, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)	Not annualized.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Ratio of expenses to average net assets (excluding dividend and interest expense) for June 30, 2017.

1.91%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Intelligent Alternative Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	June 30, 2017		June 30, 2016		June 30, 2015

Net asset value, beginning of period	$9.84		$9.65		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.07		0.04		0.15
Net realized and unrealized gain (loss) on investments	(0.45	) (K)	0.25		(0.45)
Total from investment operations	(0.38)		0.29		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.01)		(0.07)		(0.05)
From net realized gains on investments	—		(0.03)		(0.00	) (F)
Total distributions	(0.01)		(0.10)		(0.05)

Net asset value, end of period	$9.45		$9.84		$9.65

Total return (C)	(3.87	)% (L)	2.93	% (L)	(2.92	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$360		$573		$200
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (I)	3.96%		4.77%		8.50	% (E)
Expenses, net waiver and reimbursement (I)	0.60%		0.68%		2.07	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment (loss), before waiver and reimbursement (I,J)	(2.67)%		(3.13)%		(4.76	)% (E)
Net investment income (loss), net waiver and reimbursement (I,J)	0.69%		0.45%		1.66	% (E)
Portfolio turnover rate	17%		137%		366	% (D)

	Class C (A)
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	June 30, 2017		June 30, 2016		June 30, 2015

Net asset value, beginning of period	$9.75		$9.64		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.06		(0.03)		0.01
Net realized and unrealized gain (loss) on investments	(0.51	) (K)	0.23	(K)	(0.37)
Total from investment operations	(0.45)		0.20		(0.36)

LESS DISTRIBUTIONS:
From net investment income	—		(0.06)		—
From net realized gains on investments	—		(0.03)		(0.00	) (F)
Total distributions	—		(0.09)		(0.00)

Net asset value, end of period	$9.30		$9.75		$9.64

Total return (C)	(4.62	)% (L)	2.04	% (L)	(3.56	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$190		$337		$9
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (I)	4.71%		5.52%		9.25	% (E)
Expenses, net waiver and reimbursement (I)	1.35%		1.38%		2.82	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I.J)	(2.72)%		(5.42)%		(6.29	)% (E)
Net investment income (loss), net waiver and reimbursement (I.J)	0.65%		1.12%		0.13	% (E)
Portfolio turnover rate	17%		137%		366	% (D)

(A)	The Catalyst Intelligent Alternative Fund Class A, Class C and Class I shares commenced operations on July 31, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents less than $0.01 per share.

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	3.96%	4.76%	8.47	% (E)
Expenses, net waiver and reimbursement	0.60%	0.67%	1.99	% (E)

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	4.71%	5.51%	9.22	% (E)
Expenses, net waiver and reimbursement	1.35%	1.37%	2.74	% (E)

(I)	Does not include expenses of the underlying investment companies in which the Fund invests.

(J)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(K)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the periods ended June 30, 2017 and June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(L)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Intelligent Alternative Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the		For the		For the
	Year Ended		Year Ended		Period Ended
	June 30, 2017		June 30, 2016		June 30, 2015

Net asset value, beginning of period	$9.84		$9.64		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.11		0.06		0.25
Net realized and unrealized gain (loss) on investments	(0.46	) (J)	0.24	(J)	(0.55)
Total from investment operations	(0.35)		0.30		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.07)		(0.06)
From net realized gains on investments	—		(0.03)		(0.00	) (F)
Total distributions	(0.09)		(0.10)		(0.06)

Net asset value, end of period	$9.40		$9.84		$9.64

Total return (C)	(3.61	)% (k)	3.11	% (k)	(2.98	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,742		$526		$66
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	3.14%		4.52%		8.25	% (E)
Expenses, net waiver and reimbursement (H)	0.35%		0.46%		1.82	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (H,I)	(1.66)%		(4.50)%		(3.98	)% (E)
Net investment income, net waiver and reimbursement (H,I)	1.13%		1.12%		2.45	% (E)
Portfolio turnover rate	17%		137%		366	% (D)

(A)	The Catalyst Intelligent Alternative Fund Class A, Class C and Class I shares commenced operations on July 31, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents less than $0.01 per share.

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	3.14%	4.51%	8.22	% (E)
Expenses, net waiver and reimbursement	0.35%	0.45%	1.74	% (E)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(J)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the periods ended June 30, 2017 and June 30, 2016, primarily due to timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(K)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Macro Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

Class A (A)
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$9.94	$10.67	$10.26	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.21)	(0.31)	(0.13)	0.01
Net realized and unrealized gain (loss) on investments	(1.34)	(0.33)	1.97	(J)	0.25
Total from investment operations	(1.55)	(0.64)	1.84	0.26

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.08)	—
From net realized gains on investments	—	(0.09)	(1.35)	—
Total distributions	—	(0.09)	(1.43)	—

Net asset value, end of period	$8.39	$9.94	$10.67	$10.26

Total return (C)	(15.59)%	(6.15)%	20.94%	2.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$7,704	$28,328	$11,090	$5,560
Ratios to average net assets(including interest expense) (H)
Expenses, before waiver and reimbursement (F)	3.23%	2.84%	2.51%	2.22	% (E)
Expenses, net waiver and reimbursement (F)	2.94%	2.80%	2.09%	1.95	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment income (loss), before waiver and reimbursement (F,G)	(2.61)%	(2.66)%	(1.69)%	0.10	% (E)
Net investment income (loss), net waiver and reimbursement (F,G)	(2.33)%	(2.62)%	(1.28)%	0.37	% (E)
Portfolio turnover rate	188%	606%	607%	204	% (D)

Class C (A)
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$9.90	$10.70	$10.24	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.27)	(0.29)	(0.11)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.33)	(0.42)	1.92	(J)	0.25
Total from investment operations	(1.60)	(0.71)	1.81	0.24

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—
From net realized gains on investments	—	(0.09)	(1.35)	—
Total distributions	—	(0.09)	(1.35)	—

Net asset value, end of period	$8.30	$9.90	$10.70	$10.24

Total return (C)	(16.16)%	(6.79)%	20.53%	2.40	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,178	$10,681	$1,175	$32,046
Ratios to average net assets(including interest expense) (I)
Expenses, before waiver and reimbursement (F)	4.02%	3.76%	3.26%	2.97	% (E)
Expenses, net waiver and reimbursement (F)	3.74%	3.62%	2.84%	2.70	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (F,G)	(3.40)%	(2.70)%	(1.48)%	(0.59	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(3.12)%	(2.56)%	(1.06)%	(0.32	)% (E)
Portfolio turnover rate	188%	606%	607%	204	% (D)

(A)	The Catalyst Macro Strategy Fund Class A, Class C shares commenced operations on March 11, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.23%	1.99%	2.37%	2.22	% (E)
Expenses, net waiver and reimbursement	1.95%	1.95%	1.95%	1.95	% (E)

(I)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.98%	2.84%	3.12%	2.97	% (E)
Expenses, net waiver and reimbursement	2.70%	2.70%	2.70%	2.70	% (E)

(J)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Macro Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

Class I (A)
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$9.97	$10.69	$10.26	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.19)	(0.23)	(0.13)	0.02
Net realized and unrealized gain (loss) on investments	(1.34)	(0.40)	2.02	(I)	0.24
Total from investment operations	(1.53)	(0.63)	1.89	0.26

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.11)	—
From net realized gains on investments	—	(0.09)	(1.35)	—
Total distributions	—	(0.09)	(1.46)	—

Net asset value, end of period	$8.44	$9.97	$10.69	$10.26

Total return (C)	(15.35)%	(6.04)%	21.49%	2.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$11,651	$45,215	$14,529	$5,336
Ratios to average net assets(including interest expense) (H)
Expenses, before waiver and reimbursement (F)	3.06%	2.66%	2.26%	1.97	% (E)
Expenses, net waiver and reimbursement (F)	2.80%	2.57%	1.84%	1.70	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment income (loss), before waiver and reimbursement (F,G)	(2.42)%	(2.10)%	(1.69)%	0.31	% (E)
Net investment income (loss), net waiver and reimbursement (F,G)	(2.16)%	(2.01)%	(1.27)%	0.58	% (E)
Portfolio turnover rate	188%	606%	607%	204	% (D)

(A)	The Catalyst Macro Strategy Fund Class I shares commenced operations on March 11, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.96%	1.79%	2.12%	1.97	% (E)
Expenses, net waiver and reimbursement	1.70%	1.70%	1.70%	1.70	% (E)

(I)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Auctos Multi-Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout each Period

	Class A (A)			Class C (A)			Class I (A)
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2017	June 30, 2016		June 30, 2017	June 30, 2016		June 30, 2017	June 30, 2016

Net asset value, beginning of period	$15.51	$15.55		$15.40	$15.55		$15.55	$15.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.27)	(0.27)		(0.37)	(0.36)		(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.43)	0.23	(F)	(0.42)	0.21	(F)	(0.43)	0.23	(F)
Total from investment operations	(0.70)	(0.04)		(0.79)	(0.15)		(0.66)	0.00

LESS DISTRIBUTIONS:
From net investment income	(0.02)	—		—	—		(0.10)	—
Total distributions	(0.02)	—		—	—		(0.10)	—

Net asset value, end of period	$14.79	$15.51		$14.61	$15.40		$14.79	$15.55

Total return (C)	(4.51)%	(0.26	)% (D)	(5.13)%	(0.96	)% (D)	(4.21)%	0	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$653	$1,856		$421	$577		$9,159	$11,905
Ratios to average net assets (G)
Expenses, before waiver and reimbursement	2.82%	3.15	% (E)	3.59%	3.90	% (E)	2.58%	2.90	% (E)
Expenses, net waiver and reimbursement	2.26%	2.24	% (E)	3.01%	2.99	% (E)	2.01%	1.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment (loss), before waiver and reimbursement	(2.34)%	(2.52	)% (E)	(3.10)%	(3.68	)% (E)	(2.09)%	(2.78	)% (E)
Net investment (loss) net waiver and reimbursement	(1.78)%	(1.94	)% (E)	(2.52)%	(2.70	)% (E)	(1.52)%	(1.72	)% (E)
Portfolio turnover rate	0%	0	% (D)	0%	0	% (D)	0%	0	% (D)

(A)	The Catalyst/Auctos Multi-Strategy Fund Class A, Class C and Class I shares commenced operations on August 13, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.80%	3.15% (E)	3.57%	3.90% (E)	2.56%	2.90% (E)
Expenses, net waiver and reimbursement	2.24%	2.24% (E)	2.99%	2.99% (E)	1.99%	1.99% (E)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Risk Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$8.40	$11.94	$10.64	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.17	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.98	(1.90)	1.55	0.65
Total from investment operations	1.15	(1.94)	1.52	0.64

LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.60)	(0.22)	—
Total distributions	—	(1.60)	(0.22)	—

Net asset value, end of period	$9.55	$8.40	$11.94	$10.64

Total return (C)	13.69%	(17.03)%	14.34%	6.40	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$599	$2,888	$6,426	$5,879
Ratios to average net assets (including dividend and interest expense)(F)
Expenses, before waiver and reimbursement	4.87%	2.86%	2.42%	4.62	% (E)
Expenses, net waiver and reimbursement	1.53%	1.51%	1.50%	1.50	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(1.42)%	(1.77)%	(1.14)%	(3.35	)% (E)
Net investment income (loss), net waiver and reimbursement	1.92%	(0.40)%	(0.23)%	(0.23	)% (E)
Portfolio turnover rate	292%	153%	216%	38	% (D)

	Class C (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$8.21	$11.80	$10.59	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.05)	(0.12)	(0.15)	(0.05)
Net realized and unrealized gain (loss) on investments	1.08	(1.87)	1.58	0.64
Total from investment operations	1.03	(1.99)	1.43	0.59

LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.60)	(0.22)	—
Total distributions	—	(1.60)	(0.22)	—

Net asset value, end of period	$9.24	$8.21	$11.80	$10.59

Total return (C)	12.55%	(17.70)%	13.55%	5.90	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$179	$57	$214	$9
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement	8.94%	3.61%	3.17%	5.37	% (E)
Expenses, net waiver and reimbursement	2.31%	2.24%	2.25%	2.25	% (E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(7.23)%	(2.53)%	(2.15)%	(4.10	)% (E)
Net investment loss, net waiver and reimbursement	(0.60)%	(1.21)%	(1.24)%	(0.98	)% (E)
Portfolio turnover rate	292%	153%	216%	38	% (D)

(A)	The Catalyst Exceed Defined Risk Fund Class A and Class C shares commenced operations on December 31, 2013, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	4.84%	2.85%	2.42%	4.62	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%	1.50%	1.50	% (E)

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	8.88%	3.60%	3.17%	5.37	% (E)
Expenses, net waiver and reimbursement	2.25%	2.25%	2.25%	2.25	% (E)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Exceed Defined Risk Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of period	$8.44	$11.97	$10.63	$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	—	(0.05)	0.04	(0.00	) (F)
Net realized and unrealized gain (loss) on investments	1.17	(1.88)	1.52	(0.04	) (G)
Total from investment operations	1.17	(1.93)	1.56	(0.04)

LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.60)	(0.22)	—
Total distributions	—	(1.60)	(0.22)	—

Net asset value, end of period	$9.61	$8.44	$11.97	$10.63

Total return (C)	13.86%	(16.90)%	14.73%	(0.37	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,935	$74	$1,023	$53
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement	9.23%	2.61%	2.17%	2.96	% (E)
Expenses, net waiver and reimbursement	1.32%	1.26%	1.25%	1.25	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(7.93)%	(1.54)%	(0.55)%	(2.28	)% (E)
Net investment Income (loss), net waiver and reimbursement	(0.02)%	(0.43)%	0.37%	(0.57	)% (E)
Portfolio turnover rate	292%	153%	216%	38	% (D)

(A)	The Catalyst Exceed Defined Risk Fund Class I shares commenced operations on December 31, 2013, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized

(F)	Represents an amount less than $0.01 per share.

(G)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	9.16%	2.60%	2.17%	2.96	% (E)
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25	% (E)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Period

	Class A (A)				Class C (A)				Class I (A)
	For the		For the		For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Period Ended		Year Ended		Period Ended
	June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016

Net asset value, beginning of period	$28.51		$25.00		$28.40		$25.00		$28.54		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.25)		(0.05)		(0.47)		(0.16)		(0.18)		(0.07)
Net realized and unrealized gain on investments	2.08		3.56		2.07		3.56		2.09		3.61
Total from investment operations	1.83		3.51		1.60		3.40		1.91		3.54

LESS DISTRIBUTIONS:
From net investment income	(0.35)		—		(0.27)		—		(0.38)		—
From net realized gains on investments	(0.17)		—		(0.17)		—		(0.17)		—
Total distributions	(0.52)		—		(0.44)		—		(0.55)		—

Net asset value, end of period	$29.82		$28.51		$29.56		$28.40		$29.90		$28.54

Total return (C,H)	6.49	% (G)	14.04	% (D)	5.70	% (G)	13.60	% (D)	6.76	% (G)	14.16	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$347,156		$36,915		$222,344		$27,332		$1,880,087		$216,921
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.14%		2.25	% (E)	2.89%		3.00	% (E)	1.89%		2.00	% (E)
Expenses, net waiver and reimbursement (F)	2.13%		2.24	% (E)	2.88%		2.99	% (E)	1.88%		1.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(0.85)%		(0.38	)% (E)	(1.59)%		(1.24	)% (E)	(0.59)%		(0.52	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.85)%		(0.35	)% (E)	(1.58)%		(1.22	)% (E)	(0.58)%		(0.51	)% (E)
Portfolio turnover rate	4%		1	% (D)	4%		1	% (D)	4%		1	% (D)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class A, Class C and Class I shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Time Value Trading Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class A (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$7.57	$11.16	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.16)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments	0.89	(1.97)	1.31
Total from investment operations	0.73	(2.18)	1.16

LESS DISTRIBUTIONS:
From net investment income	—	—	—
From net realized gains on investments	—	(1.41)	—
Total distributions	—	(1.41)	—

Net asset value, end of period	$8.30	$7.57	$11.16

Total return (C)	9.64%	(19.89)%	11.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,068	$2,694	$43,910
Ratios to average net assets
Expenses, before waiver and reimbursement	4.13%	2.65%	2.93	% (E)
Expenses, net waiver and reimbursement	2.24%	2.24%	2.24	% (E)
Net investment loss, before waiver and reimbursement	(3.92)%	(2.42)%	(2.87	)% (E)
Net investment loss, net waiver and reimbursement	(2.03)%	(2.15)%	(2.18	)% (E)
Portfolio turnover rate	0%	0%	0	% (D)

	Class C (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$7.45	$11.08	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.22)	(0.25)	(0.20)
Net realized and unrealized gain (loss) on investments	0.88	(1.97)	1.28
Total from investment operations	0.66	(2.22)	1.08

LESS DISTRIBUTIONS:
From net investment income	—	—	—
From net realized gains on investments	—	(1.41)	—
Total distributions	—	(1.41)	—

Net asset value, end of period	$8.11	$7.45	$11.08

Total return (C)	8.86%	(20.46)%	10.80	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$745	$436	$1,267
Ratios to average net assets
Expenses, before waiver and reimbursement	4.88%	3.40%	3.68	% (E)
Expenses, net waiver and reimbursement	2.99%	2.99%	2.99	% (E)
Net investment loss, before waiver and reimbursement	(4.65)%	(3.73)%	(3.62	)% (E)
Net investment loss, net waiver and reimbursement	(2.76)%	(2.83)%	(2.93	)% (E)
Portfolio turnover rate	0%	0%	0	% (D)

(A)	The Catalyst/Time Value Trading Fund Class A, Class C and Class I shares commenced operations on November 7, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Time Value Trading Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class I (A)
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of period	$7.59	$11.16	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.14)	(0.17)	(0.13)
Net realized and unrealized gain (loss) on investments	0.90	(1.99)	1.29
Total from investment operations	0.76	(2.16)	1.16

LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.41)	—
Total distributions	—	(1.41)	—

Net asset value, end of period	$8.35	$7.59	$11.16

Total return (C)	10.01%	(19.71)%	11.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,405	$1,405	$6,776
Ratios to average net assets
Expenses, before waiver and reimbursement	3.88%	2.40%	2.68	% (E)
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99	% (E)
Net investment loss, before waiver and reimbursement	(3.66)%	(2.51)%	(2.62	)% (E)
Net investment loss, net waiver and reimbursement	(1.77)%	(1.83)%	(1.93	)% (E)
Portfolio turnover rate	0%	0%	0	% (D)

(A)	The Catalyst/Time Value Trading Fund Class A, Class C and Class I shares commenced operations on November 7, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2017	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following nine series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Long/Short (“Insider Long/Short”)		Long-term capital appreciation with low volatility and low correlation to the equity market
Catalyst Hedged Commodity Strategy (“Hedged Commodity”)		Capital appreciation uncorrelated to global equity or commodity markets
Catalyst Hedged Futures Strategy (“Hedged Futures”)		Capital appreciation and capital preservation in all market conditions with low volatility and low correlation to the U.S. equity market
Catalyst Intelligent Alternative (“Intelligent Alternative”)		Capital appreciation with low correlation to U.S. equity market with a secondary objective of capital preservation
Catalyst Macro Strategy (“Macro Strategy”)		Capital appreciation with positive returns in all market conditions
Catalyst/Auctos Multi Strategy (“Auctos Multi Strategy”)		Capital appreciation uncorrelated to global equity markets
Catalyst Exceed Defined Risk (“Exceed Defined Risk”)		Capital appreciation
Catalyst/Millburn Hedge Strategy (“Millburn Hedge Strategy”)	Millburn Ridgefield Corp.	Superior risk-adjusted returns as compared with a typical long only, non-leveraged equity portfolio
Catalyst Time Value Trading (“Time Value Trading”)	ITB Capital Advisors, LLC	Capital appreciation with low correlation to the equity markets

The Funds are non-diversified except Catalyst Insider Long/Short Fund which is diversified.

Effective December 28, 2016 the Catalyst/Lyons Premium Return Fund changed its name to Catalyst Exceeds Defined Risk Fund. The Fund also changed its investment objective and the Sub Advisor for the Fund.

Currently, all Funds offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Valuation of Prime Meridian Income QP Fund (“Prime Meridian Fund”) – The Hedged Commodity Fund and the Hedged Futures Fund (the “Funds”) invests a portion of their assets in the Prime Meridian Fund. The Prime Meridian Fund measures their investment assets at fair value, and report a net asset value (“NAV”) or pro rata interest in the members’ capital as a practical expedient on a monthly basis. In accordance with Accounting Standards Codification (‘ASC”) 820, the Funds have elected to apply the practical expedient to value its investment in the Prime Meridian Fund at the respective NAV each month. For non-month ends, the Valuation Committee estimates the fair value of Prime Meridian based on valuation estimates provided by a third party valuation service that has transparency to all the holdings of the Prime Meridian Fund.

As of June 30, 2017, the Funds’ investments in the Prime Meridian Fund were valued at the NAV of the Prime Meridian Fund. The Prime Meridian Fund invests in Loans issued by LendingClub Corporation and values its underlying investments in accordance with policies established by the General Partner, which ordinarily values holdings using an income approach. The General Partner estimates fair value of holding is determined after analysis of various inputs including quantitative information about current discount rates and expected cash flows, adjusted for anticipated credit losses and expected prepayments based on published information for similar underlying notes as published by trading platforms. These estimated fair values may differ significantly from the values that would have been used had a market for loans existed. The Funds have no unfunded commitments to purchase Prime Meridian.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2017, for each Fund’s assets and liabilities measured at fair value:

Insider Long/Short
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$2,056,372	$—	$—	$2,056,372
Short-Term Investments	1,493,790	—	—	1,493,790
Total Assets	$3,550,162	$—	$—	$3,550,162
Liabilities(a,b)
Common Stock Sold Short	$400,644	$—	$—	$400,644
Exchange Traded Funds Sold Short	$428,615	$—	$—	$428,615
Total Liabilities	$829,259	$—	$—	$829,259

Hedged Commodity
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$7,865,225	$—	$—	$7,865,225
Put Options Purchased	1,019,570	—	—	1,019,570
Call Options Purchased	1,175,375	—	—	1,175,375
Prime Meridian Income QP Fund (1)	—	—	—	14,347,414
United States Government Securities	—	61,822,209	—	61,822,209
Short-Term Investments	26,851,840	—	—	26,851,840
Total Assets	$36,912,010	$61,822,209	$—	$113,081,633
Liabilities(a,b)
Put Options Written	$1,302,870	$—	$—	$1,302,870
Call Options Written	1,164,100	—	—	1,164,100
Total Liabilities	$2,466,970	$—	$—	$2,466,970

Hedged Futures
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$239,550,000	$—	$—	$239,550,000
Put Options Purchased	8,500,000	—	—	8,500,000
Call Options Purchased	114,000,000	—	—	114,000,000
Prime Meridian Income QP Fund (1)	—	—	—	113,422,617
U.S. Government Securities	—	1,595,957,375	—	1,595,957,375
Short-Term Investments	414,717,400	—	—	414,717,400
Total Assets	$776,767,400	$1,595,957,375	$—	$2,486,147,392
Liabilities(a,b)
Put Options Written	$2,168,750	$—	$—	$2,168,750
Call Options Written	102,475,000	—	—	102,475,000
Total Liabilities	$104,643,750	$—	$—	$104,643,750

1) Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force issued, on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

Intelligent Alternative
Assets(a,b)	Level 1	Level 2	Level 3	Total
Mutual Funds	$2,158,469	$—	$—	$2,158,469
Short-Term Investments	146,252	—	—	146,252
Total Assets	$2,304,721	$—	$—	$2,304,721

Macro Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Common Stock	$22,100	$—	$—	$22,100
Exchange Traded Fund	24,178	—	—	24,178
Structured Notes	—	3,836,473	—	3,836,473
Put Options Purchased	5,125,327	3,026,813	—	8,152,140
Call Options Purchased	3,734,653	3,029,402	—	6,764,055
Short-Term Investments	5,359,664	—	—	5,359,664
Total Assets	$14,265,922	$9,892,688	$—	$24,158,610
Liabilities(a,b)
Put Options Written	342,638	$162,002	$—	$504,640
Call Options Written	935,791	960,107	—	1,895,898
Total Liabilities	$1,278,429	$1,122,109	$—	$2,400,538

Auctos Multi Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Short-Term Investments	$8,733,652	—	—	$8,733,652
Total Assets	$8,733,652	—	—	$8,733,652
Derivatives(a,b)
Assets
Futures Contracts	$412,541	$—	$—	$412,541
Liabilities
Futures Contracts	(491,010)	—	—	(491,010)
Total Derivatives	$(78,469)	—	—	$(78,469)

Exceed Defined Risk
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,729,328	$—	$—	$2,729,328
Corporate Bonds	—	109,113	—	109,113
United States Government Securities	—	149,748	—	149,748
Call Options Purchased	219,917	179,556	—	399,473
Short-Term Investments	756,837	—	—	756,837
Total Assets	$3,706,082	$438,417	$—	$4,144,499
Liabilities(a,b)
Call Option Written	$—	$153,091	$—	$153,091
Put Options Written	—	46,574	—	46,574
Total	$—	$199,665	$—	$199,665

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

Millburn Hedge Strategy
Assets(a,b)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,411,565,808	$—	$—	$1,411,565,808
United States Government Securities	—	682,014,368	—	682,014,368
Short-Term Investments	189,321,408	—	—	189,321,408
Total Assets	$1,600,887,216	$682,014,368	$—	$2,282,901,584
Derivatives(a,b)
Assets
Futures Contracts	$4,025,560	$—	$—	$4,025,560
Forward Contracts	—	27,497,003	—	27,497,003
Total	$4,025,560	$27,497,003	$—	$31,522,563
Liabilities
Futures Contracts	$93,843,787	$—	$—	$93,843,787
Forward Contracts	—	40,593,297	—	40,593,297
Total	$93,843,787	$40,593,297	$—	$134,437,084

Time Value Trading
Assets(a,b)	Level 1	Level 2	Level 3	Total
Short-Term Investments	$2,808,486	$—	$—	$2,808,486
Total Assets	$2,808,486	$—	$—	$2,808,486

The Funds did not hold any Level 3 securities during the year.

(a)	Refer to the Portfolio of Investments for security classifications.

(b)	There were no transfers into or out of Level 1 and Level 2 during the year. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options). For the year ended June 30, 2017, Hedged Commodity, Hedged Futures, Macro Strategy, Exceed Defined Risk, and Time Value Trading invested in options.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

A summary of option contracts written during the year ended June 30, 2017, were as follows:

Hedged Commodity	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	1,465	$556,320	475	$144,550
Options written	46,745	17,146,609	30,184	33,485,019
Options covered	(15,040)	(6,140,159)	(14,405)	(28,018,095)
Options exercised	—	—	—	—
Options expired	(24,950)	(8,738,930)	(10,740)	(3,643,344)
Options outstanding, end of year	8,220	$2,823,840	5,514	$1,968,130

Hedged Futures	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	268,475	$455,422,500	14,000	$18,567,500
Options written	461,349	1,762,009,939	55,000	53,694,688
Options covered	(470,405)	(1,692,724,914)	(4,000)	(9,125,000)
Options exercised	—	—	—	—
Options expired	(239,919)	(395,485,025)	(47,500)	(55,239,375)
Options outstanding, end of year	19,500	$129,222,500	17,500	$7,897,813

Macro Strategy	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	43,927	$10,587,449	—	$—
Options written	67,785	10,245,498	39,394	3,077,677
Options covered	(47,341)	(9,895,142)	(25,148)	(2,087,625)
Options exercised	(19,078)	(3,027,768)	(5,680)	(368,154)
Options expired	(36,185)	(5,813,093)	(1,355)	(69,724)
Options outstanding, end of year	9,108	$2,096,944	7,211	$552,174

Exceed Defined Risk	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	—	$—	13	$26,818
Options written	269	182,470	217	217,074
Options covered	(15)	(8,498)	(43)	(106,546)
Options exercised	(13)	(15,151)
Options expired	(21)	(3,868)	(39)	(79,818)
Options outstanding, end of year	220	$154,953	148	$57,528

Time Value Trading	Call Options Written		Put Options Written
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of year	—	$—	—	$—
Options written	1,230	844,042	1,819	1,295,089
Options covered	(1,020)	(721,621)	(933)	(672,739)
Options exercised	—	—	—	—
Options expired	(210)	(122,421)	(886)	(622,350)
Options outstanding, end of year	—	$—	—	$—

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Consolidation of Subsidiaries – CHCSF Fund Limited (Hedged Commodity-CFC), CAMFMSF Fund Limited (Auctos-CFC) and CMHSF Fund Limited (Millburn-CFC) the (“CFCs”) The Consolidated Portfolios of Investments, Consolidated Statements of Asset and Liabilities, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Funds include the accounts of Hedged Commodity, Auctos Multi Strategy and Millburn Hedge Strategy, which include the accounts of Hedged Commodity-CFC, Auctos-CFC and Millburn-CFC, respectively which all are wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

The Funds may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to affect certain investments consistent with the Funds’ investment objectives and policies.

A summary of the each Funds’ investment in the CFCs is as follows:

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	June 30, 2017	June 30, 2017
Hedged Commodity – CFC	6/25/2015	$ 24,302,101	21.5%
Auctos – CFC	6/25/2015	1,060,520	10.4%
Millburn – CFC	11/2/2015	71,159,695	2.90%

For tax purposes, the CFCs are exempted Cayman investment companies. The CFCs have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFCs are a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Derivatives Risk – The use of derivative instruments, such as forwards, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

The following derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2017, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Hedged Commodity
	Put options purchased	Commodity	Investments in securities, at value	$1,019,570
	Call options purchased	Commodity	Investments in securities, at value	1,175,375
	Put options written	Commodity	Options written, at value	(1,302,870)
	Call options written	Commodity	Options written, at value	(1,164,100)
			Totals	$(272,025)
Hedged Futures
	Put options purchased	Equity	Investments in securities, at value	$8,500,000
	Call options purchased	Equity	Investments in securities, at value	114,000,000
	Put options written	Equity	Options written, at value	(2,168,750)
	Call options written	Equity	Options written, at value	(102,475,000)
			Totals	$17,856,250
Macro Strategy
	Put options purchased	Equity	Investments in securities, at value	$8,152,140
	Call options purchased	Equity	Investments in securities, at value	6,764,055
	Put options written	Equity	Options written, at value	(504,640)
	Call options written	Equity	Options written, at value	(1,895,898)
			Totals	$12,515,657

Auctos Multi Strategy
	Futures	Equity	Futures unrealized appreciaton	$12,359
		Equity	Futures unrealized depreciation	(32,646)
		Interest Rate	Futures unrealized appreciaton	7,463
		Interest Rate	Futures unrealized depreciation	(30,069)
		Commodity	Futures unrealized appreciaton	374,541
		Commodity	Futures unrealized depreciation	(370,230)
		Currency	Futures unrealized appreciaton	18,178
		Currency	Futures unrealized depreciation	(58,065)
			Totals	$(78,469)
Exceed Defined Risk
	Call options purchased	Equity	Investments in securities, at value	$399,473
	Call options written	Equity	Options written, at value	(153,091)
	Put options written	Equity	Options written, at value	(46,574)
			Totals	$199,808

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

			Location of derivatives on Statements of	Fair value of asset/liability
Fund	Derivative	Risk Type	Assets and Liabilities	derivatives
Millburn Hedge Strategy
	Futures Contracts	Commodity	Futures unrealized appreciation	$2,649,319
	Futures Contracts	Commodity	Futures unrealized depreciation	(20,621,008)
	Futures Contracts	Equity	Futures unrealized appreciation	983,026
	Futures Contracts	Equity	Futures unrealized depreciation	(24,612,454)
	Futures Contracts	Interest Rate	Futures unrealized appreciation	393,214
	Futures Contracts	Interest Rate	Futures unrealized depreciation	(48,610,325)
			Unrealized appreciation on forward
	Futures Contracts	Currency	currency exchange contracts	27,497,003
			Unrealized depreciation on forward
	Futures Contracts	Currency	currency exchange contracts	(40,593,297)
			Totals	$(102,914,522)

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2017, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Hedged Commodity
	Options purchased	Commodity	Net realized loss on options purchased	$(11,064,787)
	Options purchased	Equity	Net realized loss on options purchased	(64,400)
	Options written	Commodity	Net realized gain on options written	14,421,537
	Options purchased	Commodity	Net change in unrealized depreciation on options purchased	(1,748,428)
	Options written	Commodity	Net change in unrealized appreciation on options written	1,819,386
	Futures	Equity	Net realized loss on futures	(993,807)
			Totals	$2,369,501
Hedged Futures
	Options purchased	Equity	Net realized loss on options purchased	$(685,264,234)
	Options written	Equity	Net realized gain on options written	(12,779,970)
	Futures	Equity	Net realized gain on futures	174,051,608
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	115,238,769
	Options written	Equity	Net change in unrealized depreciation on options written	(209,108,312)
			Totals	$(617,862,139)
Macro Strategy
	Options purchased	Equity	Net realized gain on options purchased	$(3,943,075)
	Options written	Equity	Net realized loss on options written	(3,229,105)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(642,850)
	Options written	Equity	Net change in unrealized appreciation on options written	1,751,407
			Totals	$(6,063,623)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Auctos Multi Strategy
	Futures	Equity	Net realized gain on futures	$594,449
		Commodity	Net realized loss on futures	(77,766)
		Currency	Net realized gain on futures	23,577
		Interest Rate	Net realized loss on futures	(457,695)
	Futures	Equity	Net change in unrealized depreciation on futures	$(53,785)
		Commodity	Net change in unrealized depreciation on futures	(17,163)
		Currency	Net change in unrealized depreciation on futures	(174,927)
		Interest Rate	Net change in unrealized depreciation on futures	(320,320)
			Totals	$(483,630)
Exceed Defined Risk
	Options purchased	Equity	Net realized loss on options purchased	$(196,788)
	Options written	Equity	Net realized gain on options written	168,314
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	20,877
	Options written	Equity	Net change in unrealized appreciation on options written	2,638
			Totals	$(4,959)
Millburn Hedge Strategy
	Futures	Commodity	Net realized loss on futures	(48,690,390)
		Equity	Net realized gain on futures	—
		Interest Rate	Net realized loss on futures	144,959,728
	Forward Contracts	Foreign Exchange	Net realized loss on forward contracts	(19,378,868)
	Futures	Commodity	Net change in unrealized depreciation on futures	(18,925,575)
		Equity	Net change in unrealized appreciation on futures	(25,959,561)
		Interest Rate	Net change in unrealized depreciation on futures	(52,466,921)
	Forward Contracts	Foreign Exchange	Net change in unrealized appreciation on forward contracts	(13,967,122)
			Totals	$(34,428,709)
Time Value Trading
	Options purchased	Equity	Net realized loss on options purchased	$(4,227)
	Options written	Equity	Net realized gain on options written	511,940
	Futures	Equity	Net realized loss on futures	(32,940)
			Totals	$474,773

The notional value of derivative instruments outstanding as of June 30, 2017, as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2017:

				Gross Amounts of Assets Presented in the
				Statement of Assets & Liabilities
		Gross Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Insider Long/Short
Description of Liability:
Securities Sold Short	Pershing	$829,259		$829,259	(2)	$—	$—
Total		$829,259		$829,259		$—	$—
Hedged Commodity
Description of Liability:
Options Written Contracts	Wedbush	$2,466,970		$(2,466,970	) (2)	$—	$—
Total		$2,466,970		$(2,466,970)		$—	$—
Hedged Futures
Description of Liability:
Options Written Contracts ^		$104,643,750	(1)	$(104,643,750	) (2)	$—	$—
Total		$104,643,750		$(104,643,750)		$—	$—

^ Counterparties used: HSBC, ADM Investor Services, RBC Capital Markets, Wedbush, Wells Fargo, Gain Capital Group, Rosenthal Collins Group and ED&F Man.
Macro Strategy
Description of Liability:
Options Written Contracts	Pershing	$2,400,538	(1)	$2,400,538	(2)	$—	$—
Total		$2,400,538		$2,400,538		$—	$—
Auctos Multi Strategy
Description of Asset:
Futures Contracts	Wells Fargo	$412,541	(1)	$(412,541	) (2)	$—	$—
Total		$412,541		$(412,541)		$—	$—
Description of Liability:
Futures Contracts	Wells Fargo	$491,010	(1)	$412,541	(2)	$78,469	$—
Total		$491,010		$412,541		$78,469	$—
Exceed Defined Risk
Description of Liability:
Options Written Contracts	Pershing	$199,665	(1)	$199,665	(2)	$—	$—
Total		$199,665		$199,665		$—	$—
Millburn Hedge Strategy
Description of Asset:
Futures Contracts	Deutsche Bank	$4,025,560		$(4,025,560)		$—	$—
Forward Contracts	Morgan Stanley	27,497,003		(27,497,003)		—	—
Total		$31,522,563		$(31,522,563)		$—	$—
Description of Liability:
Futures Contracts	Deutsche Bank	$93,843,787		$4,025,560		$89,818,227	$—
Forward Contracts	Morgan Stanley	40,593,297		27,497,003		13,096,294	—
Total		$134,437,084		$31,522,563		$102,914,521	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

c) Investment Companies – The Exceed Defined Risk Fund concentrates its investments in exchange traded funds (“ETFs”) and, therefore, is more susceptible to ETF risk. Some Funds may invest in other investment companies, including closed-end funds and ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d) Short Sales – Some Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which a Fund sells securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, a Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which a Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest a Fund is required to pay in connection with a short sale.

e) Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2017, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations and Consolidated Statements of Operations. As of June 30, 2017, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2014-2016 for the Funds) or expected to be taken in 2017 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

f) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

g) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h) Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

i) Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Insider Long/Short	Annually	Annually
Hedged Commodity	Annually	Annually
Hedged Futures	Annually	Annually
Intelligent Alternative	Annually	Annually
Macro Strategy	Annually	Annually
Auctos Multi Strategy	Annually	Annually
Exceed Defined Risk	Annually	Annually
Millburn Hedge Strategy	Annually	Annually
Time Value Trading	Annually	Annually

j) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

k) Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l) Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year or period ended June 30, 2017, there was CDSC fees of $563, paid by shareholders of the Hedged Futures, to the Manager. There were no CDSC fees paid by the shareholders of Insider Long/Short, Hedged Commodity, Intelligent Alternative, Macro Strategy, Auctos Multi Strategy, Exceed Defined Risk, Millburn Hedge Strategy and Time Value Trading.

m) Forward Exchange Contracts – Millburn Hedge Strategy has entered into foreign exchange contract agreements with Morgan Stanley as a part of its investment strategy. When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of Forwards Contracts, the Funds would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of Forward Contracts, the Fund would incur a loss if the value of the contract decreases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realize a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of the underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Insider Long/Short	$4,660,830	$12,011,563
Hedged Commodity	88,871,177	5,226,524
Hedged Futures	1,144,494,219	995,777,839
Intelligent Alternative	1,235,218	330,216
Macro Strategy	26,109,315	84,011,773
Auctos Multi Strategy	—	—
Exceed Defined Risk	4,535,403	4,938,075
Millburn Hedge Strategy	2,112,543,634	39,518,487
Time Value Trading	—	—

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

For the year ended June 30, 2017, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

								Management
								Fees Waived/	Recapture Expires
	Management		Expense Limitation					Expenses	June 30,
Fund	Agreement		Cl A	Cl C	CL I		Expires	Reimbursed	2018	2019	2020
Insider Long/Short	1.25%		1.75%	2.50%	1.50%		10/31/2018	$94,357	$75,789	$71,172	$94,357
Hedged Commodity	1.75%		2.24%	2.99%	1.99%		10/31/2018	7,349	—	71,089	7,349
Hedged Futures	1.75%		2.24%	2.99%	1.99%		10/31/2018	—	—	—	—
Intelligent Alternative	1.50%	(2)	0.60%	1.35%	0.35%		10/31/2018	63,634	68,512	100,380	63,634
Macro Strategy	1.50%		1.95%	2.70%	1.70%		10/31/2018	104,170	64,469	92,575	104,170
Auctos Multi Strategy	1.75%		2.24%	2.99%	1.99%		10/31/2018	75,090	—	73,719	75,090
Exceed Defined Risk	1.25%		1.50%	2.25%	1.25%		10/31/2018	77,167	65,633	69,684	77,167
Millburn Hedge Strategy	1.75%		2.14%	2.89%	1.89%	(1)	10/31/2018	115,543	—	3,223	115,543
Time Value Trading	1.75%		2.24%	2.99%	1.99%		10/31/2018	78,565	49,474	86,127	78,565

(1)	The expense limitation was 2,24. 2.99 and 1.99 for the Cl A, Cl C and Cl I, respectively, through October 31, 2016.

(2)	The Advisor has agreed to waive a portion of its advisory fees so that such fees do not exceed 0.10%.

A Trustee and Officer of the Trust isalso the controlling member of MFund Services and the Manager, and is not pa id any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $500 and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The Lead independent Trustee receives an additional $150 per quarter per Fund. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Catalyst Mutuals Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutuals Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2017 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance officers fee payable” and the amounts accrued for the year are shown in the Statements of Operations under “Management services fees payable” and “Compliance officer fees.”

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

The Time Value Trading Fund has an affiliated Broker in James I. Black & Company (“James Black”). James Black acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, James Black received $9,496 of brokerage commissions from the Fund for the year ended June 30, 2017.

For the year ended June 30, 2017, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Long/Short	$6,343	$10,906
Hedged Commodity	88,672	85,308
Hedged Futures	2,728,951	3,522,214
Intelligent Alternative	1,051	2,369
Macro Strategy	33,411	52,609
Auctos Multi Strategy	3,384	4,743
Exceed Defined Risk	3,189	418
Millburn Hedge Strategy	524,388	1,100,548
Time Value Trading	6,014	4,149

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years and period ended June 30, 2017 and June 30, 2016 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2017	Income	Capital Gains	Capital	Total
Catalyst Insider Long/Short Fund	$—	$—	$—	$—
Catalyst Hedged Commodity Strategy Fund	1,156,975	42,571	—	1,199,546
Catalyst Hedged Futures Strategy Fund	107,277,785	245,947,989	1,023,728	354,249,502
Catalyst Intelligent Alternative Fund	13,489	—	1,010	14,499
Catalyst Macro Strategy Fund	—	—	—	—
Catalyst/Auctos Multi Strategy Fund	76,382	—	4,096	80,478
Catalyst Exceed Defined Risk Fund	—	—	—	—
Catalyst/Millburn Hedge Strategy Fund	18,094,351	3,281,661	—	21,376,012
Catalyst Time Value Trading Fund	—	—	—	—

For fiscal period ended	Ordinary	Long-Term	Return of
6/30/2016	Income	Capital Gains	Capital	Total
Catalyst Insider Long/Short Fund	$—	$—	$—	$—
Catalyst Hedged Commodity Strategy Fund	—	—	—	—
Catalyst Hedged Futures Strategy Fund	—	26,780,422	—	26,780,422
Catalyst Intelligent Alternative Fund	39,023	521	1,071	40,615
Catalyst Macro Strategy Fund	547,392	648,482	—	1,195,874
Catalyst/Auctos Multi Strategy Fund	—	—	—	—
Catalyst Exceed Defined Risk Fund	815,476	21,767	19	837,262
Catalyst/Millburn Hedge Strategy Fund	—	—	—	—
Catalyst Time Value Trading Fund	473,686	942,659	—	1,416,345

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Catalyst Insider Long/Short Fund	$—	$—	$(18,377)	$(9,786,881)	$—	$309,244	$(9,496,014)
Catalyst Hedged Commodity Strategy Fund	1,605,732	—	—	(19,792)	—	(164,058)	1,421,882
Catalyst Hedged Futures Strategy Fund	—	—	(876,742,539)	—	—	(9,172,480)	(885,915,019)
Catalyst Intelligent Alternative Fund	—	—	(705)	(41,973)	—	(143,115)	(185,793)
Catalyst Macro Strategy Fund	—	—	(641,563)	(34,804,822)	(2,803)	793,233	(34,655,955)
Catalyst/Auctos Multi Strategy Fund	—	—	(414,400)	(179,462)	24,807	(67,034)	(636,089)
Catalyst Exceed Defined Risk Fund	16,378	—	—	(955,495)	—	26,236	(912,881)
Catalyst/Millburn Hedge Strategy Fund	38,113,469	32,911,063	—	—	(66,221,312)	34,549,953	39,353,173
Catalyst Time Value Trading Fund	—	—	(39,075)	(12,072,384)	—	—	(12,111,459)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the book/tax treatment of foreign currency contracts, tax deferral of losses on wash sales, mark-to-market on 1256 contracts, and adjustments for real estate investment trusts, partnerships, equalization and the Funds’ wholly-owned subsidiaries. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles and the Funds’ wholly-owned subsidiaries. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Catalyst Insider Long/Short Fund	$18,377
Catalyst Hedged Commodity Strategy Fund	—
Catalyst Hedged Futures Strategy Fund	16,963,453
Catalyst Intelligent Alternative Fund	705
Catalyst Macro Strategy Fund	257,044
Catalyst/Auctos Multi Strategy Fund	414,400
Catalyst Exceed Defined Risk Fund	—
Catalyst/Millburn Hedge Strategy Fund	—
Catalyst Time Value Trading Fund	39,075

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Catalyst Insider Long/Short Fund	$—
Catalyst Hedged Commodity Strategy Fund	—
Catalyst Hedged Futures Strategy Fund	859,779,086
Catalyst Intelligent Alternative Fund	—
Catalyst Macro Strategy Fund	384,519
Catalyst/Auctos Multi Strategy Fund	—
Catalyst Exceed Defined Risk Fund	—
Catalyst/Millburn Hedge Strategy Fund	—
Catalyst Time Value Trading Fund	—

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

At June 30, 2017, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring	Capital Loss Carryforward
	Short-Term	Long-Term	Limitation	Total
Catalyst Insider Long/Short Fund	$2,857,528	$—	$6,929,353	$9,786,881
Catalyst Hedged Commodity Strategy Fund	12,420	7,372	—	19,792
Catalyst Hedged Futures Strategy Fund	—	—	—	—
Catalyst Intelligent Alternative Fund	41,973	—	—	41,973
Catalyst Macro Strategy Fund	30,626,885	4,177,937	—	34,804,822
Catalyst/Auctos Multi Strategy Fund	—	179,462	—	179,462
Catalyst Exceed Defined Risk Fund	650,612	304,883	—	955,495
Catalyst/Millburn Hedge Strategy Fund	—	—	—	—
Catalyst Time Value Trading Fund	4,828,954	7,243,430	—	12,072,384

For the Insider Long/Short Fund, $6,285,266 and $644,087 of short-term and long-term capital loss carryover, respectively, remains to be recognized in future years related to the acquisition of the Catalyst Hedged Insider Buying Fund. This amount is subject to an annual limitation of $42,068 under tax rules.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses, the reclassification of fund distributions, and adjustments for real estate investment trusts, partnerships, C-Corporations, and the capitalization of in lieu of dividend payments and the Funds’ wholly-owned subsidiaries, resulted in reclassification for the following Funds for the year ended June 30, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Catalyst Insider Long/Short Fund	$6,894,706	$42,619	$(6,937,325)
Catalyst Hedged Commodity Strategy Fund	—	2,376,828	(2,376,828)
Catalyst Hedged Futures Strategy Fund	(1,023,728)	29,797,593	(28,773,865)
Catalyst Intelligent Alternative Fund	(1,010)	1,010	—
Catalyst Macro Strategy Fund	(1,761,094)	1,763,983	(2,889)
Catalyst/Auctos Multi Strategy Fund	(99,987)	(175,312)	275,299
Catalyst Exceed Defined Risk Fund	—	(5,267)	5,267
Catalyst/Millburn Hedge Strategy Fund	596,448	29,096,553	(29,693,001)
Catalyst Time Value Trading Fund	(101,873)	101,873	—

(5)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Time Value Trading Fund may be directly affected by the performance of the Fidelity Investments Money Market Funds Government Portfolio, Institutional Class. The Fidelity Investments Money Market Funds Government Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, U.S. Government securities, and repurchase agreements. The financial statements of the Fidelity Investments Money Market Funds Government Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2017, the percentage of the Time Value Trading Fund’s net assets invested in the Fidelity Investments Money Market Funds Government Portfolio was 66.6%.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2017, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Intelligent	Macro	Auctos
Owner	Alternative	Strategy	Multi-Strategy Exceed	Time Value
LPL Financial, LLC(1)		29%	45%	17%
Jerry Szilagy	51%
NFS LLC (1)		40%	65%	29%

(1)	These owners are comprised of multiple investors and accounts.

(7)	INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by CCA. Companies which are affiliates of the Funds’ at June 30, 2017, are noted in the Funds’ Portfolios of Investments. Transactions during the year ended June 30, 2017, with companies which are affiliates are as follows:

		Value - Beginning		Sales	Realized	Dividend	LTCG	Value - End
Fund	Affiliated Holding	of Period	Purchases	Proceeds	Gain/(Loss)	Income	Distributions	of Period
Hedged Commodity
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$1,100,734	$200,000	$—	$—	$6,680	$—	$1,307,414
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	1,100,737	200,000	—	—	6,688	—	1,307,425
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	1,100,734	200,000	—	—	6,685	—	1,307,419
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	1,100,737	200,000	—	—	6,681	—	1,307,418
	TCG US Government Advantage Money Market Fund, Inst. Cl.	1,100,732	200,000	—	—	6,668	—	1,307,400
	TCG US Government Max Money Market Fund, Inst. Cl.	1,100,731	200,000	—	—	6,680	—	1,307,411
	TCG US Government Premier Money Market Fund, Inst. Cl.	1,100,727	200,000	—	—	6,708	—	1,307,435
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl	1,100,733	200,000	—	—	6,653	—	1,307,386
	TCG US Government Select Money Market Fund, Inst. Cl.	1,100,729	200,000	—	—	6,752	—	1,307,481
	TCG US Government Ultra Money Market Fund, Inst. Cl.	1,100,739	200,000	—	—	6,726	—	1,307,465
		$11,007,333	$2,000,000	$—	$—	$66,921	$—	$13,074,254
Hedged Futures
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$26,940,635	$—	$(3,600,000)	$—	136,944	$—	$23,477,579
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	26,940,829	—	(3,600,000)	—	137,103	—	23,477,932
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	26,940,622	—	(3,600,000)	—	137,055	—	23,477,677
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	26,940,761	—	(3,600,000)	—	136,958	—	23,477,719
	TCG US Government Advantage Money Market Fund, Inst. Cl.	26,940,717	—	(3,600,000)	—	136,681	—	23,477,398
	TCG US Government Max Money Market Fund, Inst. Cl.	26,940,595	—	(3,600,000)	—	136,940	—	23,477,535
	TCG US Government Premier Money Market Fund, Inst. Cl.	26,940,402	—	(3,600,000)	—	137,471	—	23,477,873
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl	26,940,596	—	(3,600,000)	—	136,393	—	23,476,989
	TCG US Government Select Money Market Fund, Inst. Cl.	26,940,486	—	(3,600,000)	—	138,462	—	23,478,948
	TCG US Government Ultra Money Market Fund, Inst. Cl.	26,940,859	—	(3,600,000)	—	137,886	—	23,478,745
		$269,406,502	$—	$(36,000,000)	$—	$1,371,893	$—	$234,778,395
Intelligent Alternative
	Catalyst Exceed Defined Risk, Cl. I	$—	$100,000	$(100,216)	$216	$—	$—	$—
	Catalyst Hedged Commodity Strategy Fund, Cl. I	155,712	330,331	(30,000)	2,270	5,150	181	457,556
	Catalyst Hedged Futures Strategy Fund, Cl. I	286,655	213,845	(40,000)	2,454	11,875	26,969	346,004
	Catalyst Insider Long/Short Fund, Cl. I	148,155	—	(35,000)	(2,533)	—	—	114,624
	Catalyst Macro Strategy Fund, Cl. I	165,340	—	(25,000)	(4,261)	—	—	119,121
	Catalyst MLP & Infrastructure, Cl. I	—	104,396	—	—	4,395	—	85,812
	Catalyst Time Value Trading Fund, Cl. I	152,719	—	(50,000)	(11,381)	—	—	114,029
	Catalytst/Auctos Multi Strategy Fund, Cl. I	256,080	228,165	(10,000)	(20)	3,164	—	452,435
	Catalytst/Millburn Hedge Strategy Fund, Cl. I	234,154	258,481	(40,000)	6,327	7,130	1,351	468,888
		$1,398,815	$1,235,218	$(330,216)	$(6,928)	$31,714	$28,501	$2,158,469

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

		Value - Beginning		Sales	Realized	Dividend	LTCG	Value - End
Fund	Affiliated Holding	of Year	Purchases	Proceeds	Gain/(Loss)	Income	Distributions	of Year
Macro Strategy
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$1,402,596		$(945,000)	$—	$4,184	$—	$461,780
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	1,402,612	—	(945,000)	—	4,187	—	461,799
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	1,402,596	—	(945,000)	—	4,188	—	461,784
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	1,402,600	—	(945,000)	—	4,184	—	461,784
	TCG US Government Advantage Money Market Fund, Inst. Cl.	1,402,604	—	(945,000)	—	4,172	—	461,776
	TCG US Government Max Money Market Fund, Inst. Cl.	1,402,590	—	(945,000)	—	4,182	—	461,772
	TCG US Government Premier Money Market Fund, Inst. Cl.	1,402,581	—	(945,000)	—	4,195	—	461,776
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	1,402,595	—	(945,000)	—	4,162	—	461,757
	TCG US Government Select Money Market Fund, Inst. Cl.	1,402,589	—	(945,000)	—	4,229	—	461,818
	TCG US Government Ultra Money Market Fund, Inst. Cl.	1,402,608	—	(945,000)	—	4,209	—	461,817
		$14,025,971	$—	$(9,450,000)	$—	$41,892	$—	$4,617,863
Auctos Multi Strategy
	TCG Cash Reserve Government Money Market Fund, Inst. Cl.	$901,641	$—	$(100,000)	$—	$4,563	$—	$806,204
	TCG Daily Liquidity Government Money Market Fund, Inst. Cl.	901,656	—	(100,000)	—	4,569	—	806,225
	TCG Liquid Assets Government Money Market Fund, Inst. Cl.	901,643	—	(100,000)	—	4,567	—	806,210
	TCG Liquidity Plus Government Money Market Fund, Inst. Cl.	901,647	—	(100,000)	—	4,563	—	806,210
	TCG US Government Advantage Money Market Fund, Inst. Cl.	901,645	—	(100,000)	—	4,555	—	806,200
	TCG US Government Max Money Market Fund, Inst. Cl.	901,640	—	(100,000)	—	4,563	—	806,203
	TCG US Government Premier Money Market Fund, Inst. Cl.	901,633	—	(100,000)	—	4,582	—	806,215
	TCG US Government Primary Liquidity Money Market Fund, Inst. Cl.	901,641	—	(100,000)	—	4,545	—	806,186
	TCG US Government Select Money Market Fund, Inst. Cl.	901,636	—	(100,000)	—	4,611	—	806,247
	TCG US Government Ultra Money Market Fund, Inst. Cl.	901,650	—	(100,000)	—	4,592	—	806,242
		$9,016,432	$—	$(1,000,000)	$—	$45,710	$—	$8,062,142

(8)	FUND REORGANIZATION

On December 5, 2017, the Board approved a Plan of reorganization for The Catalyst Insider Long/Short Fund (the “Survivor Fund”) to acquire all the assets, subject to the liabilities of the Catalyst Hedged Insider Buying Fund (the “Target Fund”) as of the close of business December 30, 2016. On the Reorganization Date, the Funds reported the following financial information:

Acquiring Fund	Net	Shares	Acquired Fund	Net	Shares
Catalyst Insider Long/Short	Assets	Outstanding	Catalyst Hedged Insider Buying	Assets	Outstanding
Cl A	1,765,540	191,247	Cl A	1,290,034	184,725
Cl C	824,691	92,230	Cl C	593,548	88,109
Cl I	330,382	35,474	Cl I	142,495	20,199
Total Net Assets	2,920,613		Total Net Assets	2,026,077

Immediately following the Reorganization the net assets of the combined Insider Long/Short Fund was $4,946,690

The investment portfolio value and unrealized appreciation/(depreciation) as of reorganization date for the Acquired Fund was as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation
Catalyst Hedged Insider Buying	2,113,222	179,397

The Reorganization qualified as a tax-free reorganization for federal tax purposes. The Insider Long/Short Fund acquired the following the capital loss carryforwards for potential utilization, subject to certain tax limitations, see note 4.

Assuming the Reorganization had been completed on July 1, 2016, the beginning of the annual reporting period for the Insider Long/Short Fund, the Insider Long/Short Fund’s pro forma results of operations for the year ended June 30, 2017 are as follows:

Net Investment Income (loss)	11,800
Net Realized and Unrealized Gain On investments	126,309
Net Increase in Net Assets Resulting from Operations	138,109

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the Reorganization, It is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Insider Long/Short Fund’s Statement of Operations since the Reorganization Date.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017	ANNUAL REPORT

(9)	LITIGATION

On April 28, 2017, Catalyst and Northern Lights Distributors, LLC (“NLD”), the Funds’ underwriter, were named in a lawsuit filed in the United States District Court for the Eastern District of New York entitled Roger Emerson, Mary Emerson, Robert Caplin and Martha J. Goodlett, Individually and on behalf of all others similarly situated, vs. the Trust, Catalyst, NLD, certain officers and trustees of the Trust, and a portfolio manager. The plaintiffs make vague assertions that the prospectus for the Catalyst Hedged Futures Fund allegedly contained misrepresentations as to the nature and extent of the risks related to the Fund’s strategy, which resulted in shareholders not being able to fully appreciate the risks of an investment in that Fund. The complaint seeks (i) class certification; (ii) unspecified relief for awards of damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) an offer of rescission to investors. Catalyst, the Trust, the Trustees and named officers, and NLD intend to defend this lawsuit vigorously.

(10)	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(11)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the below change.

Effective July 3, 2017 the Exceed Defined Risk Fund added the sub-advisor Exceed Advisory LLC.

On August 2, 2017, the Trustees of the Trust, Catalyst Capital Advisors, LLC (“Catalyst”) and Northern Lights Distributors, LLC (“NLD”), the Trust and Gemini Fund Services, LLC (“Gemini”), were named in a lawsuit filed in the Court of Common Pleas, Franklin County, Ohio Civil Division. The plaintiffs make ill formed assertions that the prospectus, shareholder reports and other marketing materials for the Catalyst Hedged Futures Fund allegedly contained false and misleading statements as to and descriptions of the nature and extent of the risks related to the Fund’s strategy and performance history, which allegedly resulted in shareholders not being able to fully appreciate the risks of an investment in the Fund and improperly enticing shareholders to invest in the Fund. The plaintiffs further allege that Catalyst failed to properly manage the risk of the Fund’s portfolio, that NLD failed to properly review and verify the statements in Fund marketing materials, and that the Trustees failed to meet their fiduciary obligations to the Fund and its shareholders. The complaint seeks (i) declaration of a derivative action; (ii) unspecified relief for awards of damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) return of all management and advisory fees, and other expenses paid by the Fund during the period covered by the complaint. Catalyst, the Trustees, the Trust, Gemini and NLD intend to defend this lawsuit vigorously.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust and the Shareholders of Catalyst Insider Long/Short Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Intelligent Alternative Fund, Catalyst Macro Strategy Fund, Catalyst/Auctos Multi Strategy Fund, Catalyst Exceed Defined Risk Fund (formerly Catalyst/Lyons Hedged Premium Return Fund), Catalyst/Millburn Hedge Strategy Fund, and Catalyst Time Value Trading Fund

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Long/Short Fund, Catalyst Hedged Commodity Strategy Fund (consolidated), Catalyst Hedged Futures Strategy Fund, Catalyst Intelligent Alternative Fund, Catalyst Macro Strategy Fund, Catalyst/Auctos Multi Strategy Fund (consolidated), Catalyst Exceed Defined Risk Fund (formerly Catalyst/Lyons Hedged Premium Return Fund), Catalyst/Millburn Hedge Strategy Fund (consolidated), and Catalyst Time Value Trading Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian, brokers and other appropriate parties, and performing other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Catalyst Insider Long/Short Fund, Catalyst Hedged Commodity Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Intelligent Alternative Fund, Catalyst Macro Strategy Fund, Catalyst/Auctos Multi Strategy Fund, Catalyst Exceed Defined Risk Fund (formerly Catalyst/Lyons Hedged Premium Return Fund), Catalyst/Millburn Hedge Strategy Fund, and Catalyst Time Value Trading Fund as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 29, 2017

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust with respect to Catalyst Intelligent Alternative Fund, Catalyst Insider Buying Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst Time Value Trading Fund, Catalyst/Auctos Multi Strategy Fund, Catalyst/MLP & Infrastructure Fund, Catalyst/IPOX Allocation Fund, Catalyst Hedged Commodity Strategy Fund, and Catalyst Millburn Hedge Strategy Fund.

In connection with a regular meeting held on May 16 & 17, 2017, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a management agreement between the Trust and Catalyst Capital Advisors, LLC (the “Catalyst”), with respect to Catalyst Intelligent Alternative Fund, Catalyst Insider Buying Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst Macro Strategy Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Small-Cap Insider Buying Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Equity Fund, Catalyst/MAP Global Balanced Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst Dynamic Alpha Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst Time Value Trading Fund, Catalyst/Auctos Multi-Strategy Fund, Catalyst/MLP & Infrastructure Fund, Catalyst/IPOX Allocation Fund, Catalyst Hedged Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund(each a “Fund” collectively the “Catalyst Renewal Funds”) (the “Management Agreement”).

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, the investment performance of each Catalyst Renewal Fund for the period ended February 28, 2017, Catalyst’s services to each Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Fund (“Catalyst 15(c) Response”).

Nature, Extent & Quality of Services. The Trustees reviewed the Catalyst 15c Response and Catalyst’s Form ADV, which provided information on the corporate structure, officers, owners, and compliance record of Catalyst. The Trustees considered Catalyst’s duties under the terms of the management agreement. A representative of the advisor reviewed the services Catalyst provided to the Catalyst Renewal Funds and reviewed the procedures followed by Catalyst to supervise each Fund’s investment program and the investment decisions made by portfolio managers and sub-advisors, as applicable. The Trustees then discussed the experience of Catalyst’s senior personnel, including the personnel and their satisfaction with Catalyst’s chief compliance officer and chief risk officer. The Trust CCO confirmed that the advisor had appropriate and reasonably designed

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

compliance policies and procedures in place to prevent violations of the 1940 Act. The Trustees noted their familiarity with Catalyst and its long history of performance as advisor to Funds in the Trust. The Trustees acknowledged their discussion of the status of certain regulatory exams and litigation earlier in the Meeting. They noted their satisfaction with Catalyst’s thoughtful commentary on performance and proactive approach with Fund shareholders. The Independent Trustees concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the management agreement and that the nature, overall quality and extent of the management services provided by Catalyst to the Catalyst Renewal Funds were satisfactory.

Performance. The Trustees reviewed the performance of each Catalyst Renewal Fund relative to a peer group and its respective Morningstar category.

Catalyst Intelligent Alternative Fund. The Trustees noted that the Fund, which invested in other Catalyst alternative strategy funds, underperformed all benchmarks for the one year and since inception periods. They noted the Fund held a fairly concentrated portfolio with significant allocations to four Catalyst Funds, and acknowledged that the Fund’s performance issues were a derivative of the performance of the underlying funds. The Trustees were reassured of the advisor’s continued monitoring of the strategy and Fund performance, and noted that the Board would similarly continue to monitor the Fund, particularly in light of its small size. The Trustees concluded that they were satisfied with the Fund’s performance.

Catalyst Insider Buying Fund. The Trustees noted that the Fund outperformed the peer group and Morningstar Large Blend category for the since inception (July 29, 2011) period, and returned performance in line with the peer group for the 5 year period with returns of 10.11% for the Fund vs 10.90% for the peer group. They acknowledged that the Fund had experienced underperformance over the short term, but considered the advisor’s representation that the Fund’s exposure to energy company stocks in advance of the oil price drop negatively impacted the Fund’s performance. They concluded that the strong long-term returns were indicative of the advisor’s advisory skills over a full market cycle and agreed that performance was acceptable.

Catalyst Insider Income Fund. The Trustees noted that the Fund had performed well against the Morningstar Short-Term Bond category when high yield bonds performed well, and poorly against the category when high yield bonds were out of favor. They acknowledged that the Fund provided a unique portfolio that is a mix of short term and high yield bonds, and that a fully comparable peer group is, therefore, challenging to compose. The Trustees agreed that given the higher credit quality and lower risk profile of the portfolio, they were satisfied with the Fund’s performance. Catalyst Insider Long/Short Fund. The Trustees noted that the advisor had expressed its dissatisfaction with the Fund’s performance and is actively looking for ways to improve performance, including possible changes to the portfolio management team. The Trustees acknowledged the Fund’s unfavorable performance but agreed that the advisor had shown an ability to respond to these issues in a manner aimed at improving performance and in line with the Board’s expectations.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Catalyst Macro Strategy Fund. The Trustees noted that after a year of significant outperformance, the Fund trailed its benchmarks for the trailing one year due to significant and rapid movements in commodities. They acknowledged the Fund’s high volatility relative to the index, but noted that the advisor had previously shown an ability to rebound from a negative impact event, and was currently working to reduce the volatility inherent in the strategy. The Trustees reviewed the advisor’s risk mitigation efforts and the Fund’s strategy overall, and agreed that they were confident in Catalyst’s ability to provide improved performance in future periods.

Catalyst Hedged Futures Strategy Fund. The Trustees noted the Fund’s significant outperformance against all benchmarks for the 10 year and since inception periods, and outperformance against the peer group and Morningstar category for the 5 year period. They noted the Fund’s underperformance for the 1 year period, but acknowledged that Catalyst had acted proactively to respond to a potential rapid and substantial upswing in the market following the presidential election noting that these efforts dated back as far as the summer of 2016. They further noted that the Fund’s performance had begun to stabilize in recent months. The Trustees concluded that the Fund’s performance was not unreasonable.

Catalyst Small-Cap Insider Buying Fund. The Trustees noted the Fund’s strong positive returns in all periods shown but acknowledged that it underperformed relative to its benchmark. They considered that the underperformance was not unexpected given the Fund’s focus on micro-cap stocks, which is different than the characteristics of the benchmark, and acknowledged that the Fund is not intended to track an index. A representative of the advisor explained that micro-cap stocks had lagged large cap stocks in recent years, and the advisor had reduced the Fund’s exposure to micro-cap stocks in response. The Trustees noted positively that the Fund’s performance more closely reflected its benchmarks during the trailing year. The Trustees concluded that the Fund’s performance was not unreasonable.

Catalyst/Groesbeck Growth of Income Fund. The Trustees noted that the Fund outperformed its peer group and Morningstar category average for the one year period and provided positive returns in all periods shown. They acknowledged the Fund’s longer term underperformance relative to its benchmarks but agreed that this underperformance was not unexpected given the Fund’s conservative strategy and the robust market in recent periods. The Trustees concluded that the Fund’s performance was not unreasonable.

Catalyst/MAP Global Equity Fund & Catalyst/MAP Global Balanced Fund. The Trustees noted that each MAP Fund outperformed, or performed in line with, the benchmarks for the 5 year and since inception periods. They considered that the Class I shares of each MAP Fund are rated 4 stars by Morningstar. The Trustees concluded that each Fund’s performance was acceptable.

Catalyst/SMH High Income Fund & Catalyst/SMH Total Return Income Fund. The Trustees noted each Fund’s longer term underperformance and considered the advisor’s representation that it was due to the Funds’ allocations to certain sectors. In particular, they noted each Fund’s allocation to the coal sector in 2015, and poor returns from lower rated bonds had negatively impacted each Fund’s performance over the longer term. They noted each Fund’s significant outperformance over the 1 year period. The Trustees concluded that each Fund’s performance was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Catalyst Dynamic Alpha Fund. The Trustees noted the Fund’s outperformance in all periods over all benchmarks. They further noted that it had been rated a 5 star fund by Morningstar in each of the 28 months since it was eligible for a “star” ranking, and that it won a Lipper award in 2016. They considered that despite its strong performance, the Fund had struggled to raise assets in this challenging category. The Trustees concluded that the Fund’s performance was acceptable. Catalyst/Lyons Tactical Allocation Fund. The Trustees noted that the Fund outperformed all benchmarks since inception and outperformed the peer group and Morningstar Tactical Allocation category for the 1 year period. They considered that despite the strong performance, the Fund had seen a decrease in assets. The Trustees concluded that they had confidence in the advisor to monitor the sub-advisor and continue to provide strong returns, and encouraged the advisor to continue to focus on not only performance but also opportunities to enhance distribution efforts.

Catalyst Buyback Strategy Fund. The Trustees noted that the Fund outperformed its peer group over the 1 year and since inception periods, and reasonably in line with its Morningstar category. They acknowledged the Fund’s underperformance relative to the S&P 500 Index noting that such underperformance was not unexpected given the Index composition of large cap stocks versus the Fund’s exposure to stocks regardless of capitalization. They further noted that a representative of the advisor explained that the Fund’s strategy emphasized value, and value had underperformed since the inception of the Fund. The Trustees considered that the Fund’s sub-advisor recently resigned, but that the advisor had been able to continue managing the Fund using the same quant models to the benefit of shareholders. The Trustees determined they were satisfied with the Fund’s performance. Catalyst/Princeton Floating Rate Income Fund. The Trustees noted that the Fund outperformed all benchmarks for the one year period, and its returns were in line with, albeit lower than, the peer group and Morningstar Bank Loan category since inception. The Trustees noted the Fund’s outperformance relative to its index since inception and concluded that they were satisfied with the Fund’s performance.

Catalyst/Princeton Unconstrained Hedged Income Fund. The Trustees acknowledged the Fund’s strong performance particularly over the last year and agreed that the advisor provided returns in line with their expectations. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Stone Beach Income Opportunity Fund. The Trustees noted that the Fund’s performance was in line with the Morningstar Non-Traditional Bond category and its benchmark index for the since inception period, and that the Fund outperformed the index for the 1 year period, while significantly trailing the peer group and Morningstar category. The Trustees considered that the advisor remained confident in the sub-advisor; an organization with high quality personnel and a long track record. They considered that the Fund held primarily hedged asset backed and mortgage backed securities, and that it had done well against its index. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst Time Value Trading Fund. The Trustees noted that the Fund recovered strongly and significantly outperformed its peer group and Morningstar category average following a difficult

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

fiscal year. They considered that the advisor expects the Fund will continue to extend its improved performance. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Auctos Multi-Strategy Fund. The Trustees considered the Fund’s positive 5 year and since inception returns, and noted that it outperformed the Morningstar category average since inception. They agreed that the Morningstar category was a good comparison for the Fund and were pleased to see the Fund performing in line with the category for the 1 and 5 year periods. They acknowledged the relative underperformance during the recent 1 year noting the advisor’s explanation that such underperformance was due to challenges in commodity and financial futures markets. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst Hedged Commodity Strategy Fund. The Trustees noted that the Fund outperformed its peer group and Morningstar categories for the since inception period. They agreed the Fund further exhibited strong performance in its outperformance of the peer group and Morningstar Managed Futures category for the one year period. The Trustees determined they were satisfied with the Fund’s performance.

Catalyst/Millburn Hedged Strategy Fund. The Trustees agreed that the Fund had performed well, particularly over the 1 year period, as both the equity and managed futures components of the Fund’s portfolio had yielded favorable returns. Trustees determined they were satisfied with the Fund’s performance.

Catalyst IPOx Allocation Fund. The Trustees noted that the Fund significantly outperformed each of its benchmarks for the trailing year due, in part, to the advisor’s emphasis on momentum stocks. They concluded that they were satisfied with the Fund’s performance.

Catalyst MLP & Infrastructure Fund. The Trustees noted that the Fund had shown strong performance following a difficult initial year. They noted the Fund was ranked in the top 1% of its peer group for the trailing 1 year period. It was the consensus of the Board that it recognized the volatility inherent in the Fund’s strategy and agreed that long term shareholders are being rewarded for their patience and long term view. They concluded that they were satisfied with the Fund’s performance.

Fees & Expenses. The Trustees reviewed the advisory fees for each Catalyst Renewal Fund, and the fees charged by peer group and Morningstar category funds. They noted that some of the Catalyst Renewal Funds had an advisory fee that was the highest or tied for the highest among its respective peer group.

With respect to the Catalyst Intelligent Alternative Fund, they noted that although the stated advisory fee was 1.50%, Catalyst had contractually agreed to limit the Fund’s total fees to 0.35% in connection with a change to a fund-of-funds structure. As to the Catalyst Insider Income Fund, the Trustees agreed that the Fund was not a typical income fund and that the partial waiver of the 1.00% advisory fee down to 0.75% made the effective advisory fee very competitive. The Trustees considered the significant variation in fees among the Catalyst Hedged Futures Strategy Fund’s Morningstar category noting that some funds in the category had lower stated advisory fees but significantly higher

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

acquired fund fees and expenses and other expenses related to use of swaps, thereby making total expenses higher than those of the Fund. The Trustees agreed that the unique strategy of the Catalyst Small-Cap Insider Buying Fund with a research intensive “insider buying” component justified the higher than average advisory fee. The Trustees noted that although the SMH High Income Fund’s advisory fee was the highest in its advisor selected peer group, it was within the range of fees charged by funds in its Morningstar category. With respect to Princeton Floating Rate, they acknowledged that the advisory fee was the highest in its peer group and tied for the highest in the Morningstar category, but noted the Fund’s small size relative to its peers and that its net expense ratio was within the range of its peers and Morningstar category.

The Trustees discussed the allocation of fees between Catalyst and each sub-advisor relative to its respective duties and other factors, and agreed that the allocation of fees between Catalyst and each sub-advisor was appropriate. In considering the strategy, range of fees within each category, and noting the significant range in fees in each category, the size of the Funds, and in recognition of the unique strategies offered by many of the Catalyst Renewal Funds, the Board determined that the advisory fees were, in each case, not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for each Catalyst Renewal Fund. With respect to the Catalyst Insider Buying Fund, the Trustees noted the advisor realized significant profitability in connection with its relationship with the Fund, but noted that in recent months the Fund had significant asset loss and the advisor’s profit margins had been reduced as a result. As to Catalyst Macro Strategy Fund and Catalyst Small-Cap Insider Buying Fund, they noted that the advisor made no expense allocation for the compensation of the Funds’ primary portfolio manager, and acknowledged that had such an allocation been made, the profit margin would have been significantly lower. The Trustees noted that Catalyst Hedged Futures Strategy Fund had similarly had a significant reduction in assets in recent months resulting in the advisor’s previously strong profit being reduced. With respect to Catalyst/Millburn Hedged Strategy Fund, the Trustees noted the advisor had enjoyed strong profits in terms of actual dollars in the prior year and had invested a significant amount of its legitimate profits back into the business through the addition of new staff and other enhancements, to the benefit of shareholders.

The Trustees noted that the advisor realized a loss in connection with its relationship with each of the Catalyst Intelligent Alternative Fund, Catalyst Insider Income Fund, Catalyst Insider Long/Short Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Unconstrained Hedged Income Fund, Catalyst/Stone Beach Income Opportunity Fund, and Catalyst IPOX Allocation Fund. They considered that for each Fund, no compensation for the advisor’s principals and primary portfolio management team was allocated or included in the per Fund analysis because those persons received a share of profits rather than salary. After further discussion, the Trustees concluded that the advisor’s profitability with respect to each Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the management agreement did not contain breakpoints that reduced the fee rate on assets above specified levels but that the expense caps were benefitting shareholders of most of the Funds. The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Catalyst Renewal Funds and their shareholders if a Fund experienced a substantial growth in assets. However,

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

the Trustees recognized that the Catalyst Renewal Funds had not yet reached asset levels where Catalyst could realize significant economies of scale. The Trustees noted that they would revisit the matter of breakpoints at the next renewal of the management agreement.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the management agreement was in the best interests of the shareholders of each Catalyst Renewal Fund.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Consideration and Approval of Management Agreement between the Trust and Catalyst Capital Advisors LLC with respect to the Catalyst/Exceed Defined Risk Fund and Catalyst/Exceed Defined Shield Fund Risk Fund and

In connection with a meeting held on May 16 & 17 , 2017 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the management agreement between the Trust and Catalyst Capital Advisors LLC (“Catalyst”) with respect to Catalyst/Exceed Defined Risk Fund (“Defined Risk”) and Catalyst/Exceed Defined Shield Fund Risk Fund (“Defined Shield”) (together the “Exceed Funds”) (the “Sub-Advisory Agreement”).

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, Catalyst’s services to be provided, comparative fee and expense information, and Catalyst’s projected profitability from managing Defined Shield and Defined Risk (the “Exceed Funds”) (“Catalyst/Exceed 15(c) Response”). Ms. Strasser explained that in addition to considering the agreement for Defined Shield, the Board was being asked to reconsider the approval of the management agreement with respect to Defined Risk Fund because the advisor was proposing the addition of a sub-advisor to the Fund. Therefore, she explained, the Board was being asked to reconsider the management agreement, fees and services provided by the advisor. The Board turned its attention to the approval of the management agreement between Catalyst and the Trust on behalf of the Exceed Funds. Ms. Strasser reviewed the terms of the management agreement with the Trustees.

Nature, Extent, and Quality of Services. The Trustees reviewed the Catalyst/Exceed 15c Response and Catalyst’s Form ADV which provided information on the corporate structure, officers, owners, and compliance record of Catalyst. The Board considered Catalyst’s duties under the terms of the management agreement. A representative of the advisor reviewed the services Catalyst would provide to the Exceed Funds and reviewed the process to be followed by Catalyst to supervise the Funds’ investment program and the investment decisions made by portfolio managers and the sub-advisor. The Trustees discussed the experience of Catalyst’s personnel and their satisfaction with Catalyst’s senior personnel, including the chief compliance officer and chief risk officer. The Trustees noted their familiarity with Catalyst and its long history of performance as advisor to many Funds in the Trust. The Trustees acknowledged their discussion of the status of certain regulatory exams and litigation earlier in the Meeting. The Trust CCO confirmed that the advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the 1940 Act. They noted their satisfaction with Catalyst’s thoughtful commentary on performance and proactive approach with Fund shareholders. The Independent Trustees concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the management agreement and that the nature, overall quality and extent of the management services to be provided by Catalyst were satisfactory.

Performance. The Trustees noted that the Defined Shield Fund had not yet launched and that the Defined Risk Fund had a track record of less than six months and was, therefore, not informative.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

They considered the performance of another Fund managed by the adviser using a strategy similar to the basic investment methodology of the Exceed Funds. They further noted that portfolio selection for the Exceed Funds had been delegated to the sub-advisor. The Trustees considered the advisor’s long history of successful oversight of sub-advisors. They noted that each Exceed Fund is designed to track an index and considered the advisor’s background in managing and overseeing index funds. The Trustees agreed that the advisor had also demonstrated the ability to manage index funds if the sub-advisor was no longer available.

Fees and Expenses. The Trustees reviewed the advisory fees for each Exceed Fund, and the fees charged by the funds comprising the peer group and Morningstar category funds. They noted that while each Exceed Fund’s advisory fee was higher than the peer group and Morningstar Category each was well within the high/low range of the group. With respect to the Defined Shield Fund, the Trustees noted that the Fund’s expense cap would limit total expenses to an amount lower than the stated advisory fee. The Trustees discussed the allocation of fees between Catalyst and the sub-advisor relative to their respective duties and other factors, and agreed that the allocation of fees between Catalyst and the sub-advisor was appropriate. After considering the strategies, range of fees within each category, and the anticipated size of the Exceed Funds, the Board determined that the advisory fee for each Fund was not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for each Exceed Fund. They noted that the advisor anticipated realizing a profit in connection with its relationship with each Exceed Fund over the initial two-year term of the management agreement. They considered the amount of profit both in terms of actual dollars and percentage of revenue, and agreed that such profit was not excessive. They considered that for each Exceed Fund, no compensation was allocated in the profitability analyses for the advisor’s principals who participate in the oversight of the Funds. After further discussion, the Trustees concluded that the advisor’s projected profitability for each Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the management agreement does not contain breakpoints that reduce the fee rate on assets above specified levels, but that the expense cap was benefit to shareholders. The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Exceed Funds and their respective shareholders if a Fund experiences a substantial growth in assets. The Board determined to revisit the matter of breakpoints at the renewal of the management agreement.

Conclusion. Having requested and received such information from Catalyst as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the management agreement was in the best interests of the Exceed Funds and the future shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Consideration and Approval of a Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Exceed Advisory LLC with respect to the Catalyst Exceed Defined Risk Fund and Catalyst Defined Shield Fund

In connection with a meeting held on May 16 & 17 , 2017 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”) and Catalyst Exceed Defined Risk Fund (“Exceed”), with respect to Catalyst Exceed Defined Risk Fund (“Defined Risk”) and Catalyst Defined Shield Fund (“Defined Shield”) (together the “Exceed Funds”) (the “Sub-Advisory Agreement”).

The Trustees reviewed Exceed’s responses to a series of questions regarding, among other things, Exceed’s services to be provided to the Defined Shield Fund, comparative fee and expense information, and Exceed’s projected profitability from managing Defined Shield and Defined Risk (the “Exceed Funds”) (“Exceed 15(c) Response”). The Board turned its attention to the approval of the Sub-Advisory Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the sub-advisor’s experience managing similar strategies. They discussed the risks inherent in the investment in the types of securities in which the Funds will invest noting the portfolio manager’s experience, and well-reasoned approach to risk mitigation. The Board considered Exceed’s duties under the terms of the sub-advisory agreement noting that the sub-advisor will be responsible for the day-to-day management of the Funds including selection of the securities to be bought and sold in each Fund’s portfolio. The Trustees acknowledged the sub-advisor CCO’s significant experience and the continuity the sub-advisor team would bring to the Funds and their shareholders. The Trust CCO confirmed that the sub-advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the 1940 Act. The Trustees concluded that the sub-advisor had the potential to deliver a level of service to each Fund consistent with their expectations.

Performance. The Trustees noted that the Defined Risk Fund had a limited history of operations that was not particularly instructive. They considered the performance of the Exceed Defined Shield Index Fund noting that the strategy had performed well, and the fund has, as intended, provided an index tracking strategy mirroring structured notes with a defined risk/return profile. The Trustees concluded that the sub-advisor had the potential to provide reasonable returns to existing and future shareholders of each Fund.

Fees and Expenses. The Trustees reviewed the sub-advisory fees for each Exceed Fund and noted that the advisor charges an advisory fee of 1.25%, and that 50% of each Fund’s net advisory fee would be paid to the sub-advisor as a sub-advisory fee. The Trustees considered a comparison of the sub-advisory fee to the fees charged by the sub-advisor to its separately managed account clients noting that each fee was less than what it receives from other clients. The Trustees discussed the allocation of fees between Catalyst and Exceed with respect to each Exceed Fund relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor and sub-advisor

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

was appropriate. The Trustees concluded that the sub-advisory fees to be received by Exceed were reasonable.

Profitability. The Trustees considered the sub -advisor’s projected profitability in connection with its relationship with the Exceed Funds. They noted that the sub-advisor anticipated realizing a profit in connection with the Defined Shield Fund during the initial term of the agreement, and that it anticipated realizing a loss in connection with its relationship with the Defined Risk Fund. The Trustees agreed that the amount of profit realized by the sub-advisor in connection with the Defined Shield Fund was not excessive in terms of actual dollars or percentage of revenue. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with the Exceed Funds was not an issue at this time.

Economies of Scale. The Trustees considered whether the sub-advisor had the potential to realize economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Exceed as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the sub-advisory agreement was in the best interests of each of the Defined Shield Fund and Defined Risk Fund, and their respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee, M3Sixty Funds Trust since 2016.

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, Thomas Lloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/17) and held for the entire period through 06/30/17.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/17	Value 06/30/17	During Period *	Value 06/30/17	During Period *

Catalyst Insider Long/Short Fund - Class A	1.75%	$1,000.00	$1,015.20	$8.74	$1,016.12	$8.75
Catalyst Insider Long/Short Fund - Class C	2.50%	1,000.00	1,010.10	12.46	1,012.40	12.47
Catalyst Insider Long/Short Fund - Class I	1.50%	1,000.00	1,016.10	7.50	1,017.36	7.50
Catalyst Hedged Commodity Strategy Fund - Class A	2.24%	1,000.00	1,064.00	11.46	1,013.69	11.18
Catalyst Hedged Commodity Strategy Fund - Class C	2.99%	1,000.00	1,059.50	15.27	1,009.97	14.90
Catalyst Hedged Commodity Strategy Fund - Class I	1.99%	1,000.00	1,064.80	10.19	1,014.93	9.94
Catalyst Hedged Futures Strategy Fund - Class A	2.17%	1,000.00	829.50	9.84	1,014.03	10.84
Catalyst Hedged Futures Strategy Fund - Class C	2.91%	1,000.00	826.70	13.18	1,010.36	14.51
Catalyst Hedged Futures Strategy Fund - Class I	1.90%	1,000.00	830.90	8.63	1,015.37	9.49
Catalyst Intelligent Alternative Fund - Class A	0.60%	1,000.00	988.50	2.96	1,021.82	3.01
Catalyst Intelligent Alternative Fund - Class C	1.35%	1,000.00	984.10	6.64	1,018.10	6.76
Catalyst Intelligent Alternative Fund - Class I	0.65%	1,000.00	989.50	3.21	1,021.57	3.26
Catalyst Macro Strategy Fund - Class A	1.95%	1,000.00	1,035.80	9.84	1,015.12	9.74
Catalyst Macro Strategy Fund - Class C	2.70%	1,000.00	1,033.60	13.61	1,011.41	13.47
Catalyst Macro Strategy Fund - Class I	1.70%	1,000.00	1,038.10	8.59	1,016.36	8.50
Catalyst/Auctos Multi Strategy Fund - Class A	2.20%	1,000.00	1,012.30	10.98	1,013.88	10.99
Catalyst/Auctos Multi Strategy Fund - Class C	2.99%	1,000.00	1,009.00	14.89	1,009.97	14.90
Catalyst/Auctos Multi Strategy Fund - Class I	1.99%	1,000.00	1,014.40	9.94	1,014.93	9.94
Catalyst Exceed Defined Risk Fund - Class A	1.50%	1,000.00	1,041.40	7.59	1,017.36	7.50
Catalyst Exceed Defined Risk Fund - Class C	2.25%	1,000.00	1,037.00	11.36	1,013.64	11.23
Catalyst Exceed Defined Risk Fund - Class I	1.25%	1,000.00	1,043.40	6.33	1,018.60	6.26
Catalyst Millburn Hedge Strategy Fund - Class A	2.08%	1,000.00	1,025.60	10.45	1,014.48	10.39
Catalyst Millburn Hedge Strategy Fund - Class C	2.83%	1,000.00	1,038.70	14.31	1,010.76	14.11
Catalyst Millburn Hedge Strategy Fund - Class I	1.83%	1,000.00	1,035.00	9.23	1,015.72	9.15
Catalyst Time Value Trading Fund - Class A	2.24%	1,000.00	1,046.70	11.37	1,013.69	11.18
Catalyst Time Value Trading Fund - Class C	2.99%	1,000.00	1,043.80	15.15	1,009.97	14.90
Catalyst Time Value Trading Fund - Class I	1.99%	1,000.00	1,047.70	10.10	1,014.93	9.94

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016
Catalyst Insider Long/Short Fund	11,250	11,250
Catalyst Hedged Commodity Strategy Fund	11,250	11,250
Catalyst Hedged Futures Strategy Fund	10,250	10,250
Catalyst Intelligent Alternative Fund	12,000	12,000
Catalyst/Exceed Defined Risk Fund	11,250	11,250
Catalyst Macro Strategy Fund	11,250	11,250
Catalyst Time Value Trading Fund	10,250	10,250
Catalyst/Auctos Multi Strategy Fund	11,250	11,250
Catalyst/Millburn Hedge Strategy Fund	17,000	10,750

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016
Catalyst Insider Long/Short Fund	2,000	2,000
Catalyst Hedged Commodity Strategy Fund	3,500	3,500
Catalyst Hedged Futures Strategy Fund	2,000	2,000
Catalyst Intelligent Alternative Fund	2,000	2,000
Catalyst/Exceed Defined Risk Fund	2,000	2,000
Catalyst Macro Strategy Fund	2,000	2,000
Catalyst Time Value Trading Fund	2,000	2,000
Catalyst/Auctos Multi Strategy Fund	3,500	3,500
Catalyst/Millburn Hedge Strategy Fund	3,500	3,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2017, and 2016 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2017 and 2016, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 08, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 8, 2017